     As filed with the Securities and Exchange Commission on April 28, 2006
                                                      Registration No. 333-73672
                                                                       811-04901

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                  Post-Effective Amendment No. 5          [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                       Amendment No. 8                    [X]
                    General American Separate Account Eleven
                           (Exact Name of Registrant)
                     General American Life Insurance Company
                               (Name of Depositor)
                             13045 Tesson Ferry Road
                          St. Louis, MO 63128

              (Address of depositor's principal executive offices)

                               ---------------------
                             Marie C. Swift, Esquire
                            Associate General Counsel
                       Metropolitan Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)

                                   Copies to:
                            Stephen E. Roth, Esquire
                            Mary E. Thornton, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2006 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Flexible Premium Variable Life Insurance Policies.

                        AMERICAN VISION SERIES VUL 2002

                                Flexible Premium
                        Variable Life Insurance Policies
                                   Issued by
                  General American Separate Account Eleven of
                    General American Life Insurance Company
                            13045 Tesson Ferry Road
                           St. Louis, Missouri 63128
This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by General American Life Insurance Company ("General American").

     You allocate net premiums among the investment Divisions of General American's Separate Account Eleven (the "Separate Account"). Each Division of the Separate Account invests in shares of an Eligible Fund. The Eligible Funds are:

METROPOLITAN SERIES FUND, INC.
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio
BlackRock Strategic Value Portfolio
Davis Venture Value Portfolio
FI International Stock Portfolio
FI Mid Cap Opportunities Portfolio
Harris Oakmark Focused Value Portfolio
Harris Oakmark Large Cap Value Portfolio
Lehman Brothers(R) Aggregate Bond Index Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS Total Return Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Neuberger Berman Mid Cap Value Portfolio
Russell 2000(R) Index Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

Western Asset Management U.S. Government Portfolio

MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

MET INVESTORS SERIES TRUST
Harris Oakmark International Portfolio
Janus Aggressive Growth Portfolio

Lazard Mid-Cap Portfolio

Lord Abbett Bond Debenture Portfolio

Met/AIM Small Cap Growth Portfolio

Neuberger Berman Real Estate Portfolio
Oppenheimer Capital Appreciation Portfolio
PIMCO Total Return Portfolio
RCM Global Technology Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
VIP Equity-Income Portfolio
VIP Growth Portfolio
VIP Overseas Portfolio

AMERICAN FUNDS INSURANCE SERIES
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

     You receive BlackRock Money Market Division performance until 15 days (less in some states) after we apply your initial premium payment to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

     You may also allocate net premiums to our General Account in most states. Special limits apply to General Account transfers, premium allocations and withdrawals.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

     THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.


                                  MAY 1, 2006

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
SUMMARY OF BENEFITS AND RISKS...............................    A-4
     Benefits of the Policy.................................    A-4
     Risks of the Policy....................................    A-5
     Risks of the Eligible Funds............................    A-7
FEE TABLES..................................................    A-7
     Transaction Fees.......................................    A-8
     Periodic Charges Other Than Eligible Fund Operating
      Expenses..............................................    A-9
     Annual Eligible Fund Operating Expenses................   A-12
HOW THE POLICY WORKS........................................   A-16
THE COMPANY, THE SEPARATE ACCOUNT AND THE ELIGIBLE FUNDS....   A-17
     The Company............................................   A-17
     The Separate Account...................................   A-17
     The Eligible Funds.....................................   A-17
     Share Classes of the Eligible Funds....................   A-20
     Certain Payments We Receive with Regard to the Eligible
      Funds.................................................   A-20
     Selection of the Eligible Funds........................   A-21
     Voting Rights..........................................   A-21
     Rights Reserved by General American....................   A-21
THE POLICIES................................................   A-22
     Purchasing a Policy....................................   A-22
     Replacing Existing Insurance...........................   A-22
     Policy Owner and Beneficiary...........................   A-22
     24 Month Conversion Right..............................   A-23
     Change of Insured Person...............................   A-23
PREMIUMS....................................................   A-24
     Flexible Premiums......................................   A-24
     Amount Provided for Investment under the Policy........   A-24
     Right to Examine Policy................................   A-25
     Allocation of Net Premiums.............................   A-25
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT GENERAL AMERICAN'S
  ADMINISTRATIVE OFFICE.....................................   A-26
     Payment of Proceeds....................................   A-27
CASH VALUE..................................................   A-27
DEATH BENEFITS..............................................   A-28
     Death Proceeds Payable.................................   A-29
     Change in Death Benefit Option.........................   A-29
     Increase in Face Amount................................   A-30
     Reduction in Face Amount...............................   A-30
SURRENDERS AND PARTIAL WITHDRAWALS..........................   A-31
     Surrender..............................................   A-31
     Partial Withdrawal.....................................   A-31
TRANSFERS...................................................   A-32
     Transfer Option........................................   A-32
     Dollar Cost Averaging/Portfolio Rebalancing............   A-34
LOANS.......................................................   A-34

                                                              PAGE
                                                              -----
LAPSE AND REINSTATEMENT.....................................   A-35
     Lapse..................................................   A-35
     Reinstatement..........................................   A-37
ADDITIONAL BENEFITS BY RIDER................................   A-37
THE GENERAL ACCOUNT.........................................   A-38
     General Description....................................   A-38
     Values and Benefits....................................   A-38
     Policy Transactions....................................   A-38
CHARGES.....................................................   A-39
     Deductions from Premiums...............................   A-40
     Surrender Charge.......................................   A-40
     Partial Withdrawal Charge..............................   A-41
     Transfer Charge........................................   A-41
     Monthly Deduction from Cash Value......................   A-41
     Loan Interest Spread...................................   A-44
     Charges Against the Eligible Funds and the Divisions of
      the Separate Account..................................   A-44
TAX CONSIDERATIONS..........................................   A-44
     Introduction...........................................   A-44
     Tax Status of the Policy...............................   A-44
     Tax Treatment of Policy Benefits.......................   A-45
     General American's Income Taxes........................   A-48
DISTRIBUTION OF THE POLICIES................................   A-49
LEGAL PROCEEDINGS...........................................   A-50
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................   A-50
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............   A-51
FINANCIAL STATEMENTS........................................   A-51
GLOSSARY....................................................   A-52
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE
  ACCUMULATION TEST.........................................   A-53
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND
  CASH SURRENDER VALUES.....................................   A-54

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose between two death benefit options:

     -- a level death benefit that equals the Policy's face amount, and

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value.

The death benefit under either option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year and prior to the insured's age 100 (age 85 in Florida and Oregon), you may change your death benefit option. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, the Policy's cash value or any other amount required by state insurance law.

INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of forty-three investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our General Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the Right to Examine the Policy period. We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal in excess of 12 per year. Partial withdrawals may have tax consequences.

TRANSFERS. You may transfer your Policy's cash value among the Divisions or between the Divisions and the General Account. We may limit the number of transfers among the Divisions and the General Account to no more than 12 per Policy year. We may impose a processing charge of $25 for each transfer in excess of 12 per Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.)

We offer the following automated transfer privileges:


     - DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from the BlackRock Money Market Division to one or more other Divisions on a periodic basis.

     - PORTFOLIO REBALANCING. Under the portfolio rebalancing program, we automatically reallocate your Policy's cash value among the Divisions and the General Account periodically to return the allocation to the percentages you specify.

LOANS. You may borrow from the cash value of your Policy. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 3.5% on your loan. However, we credit interest at an annual rate of at least 3% on amounts held in the Loan Account to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax.

CONVERSION PRIVILEGE. During the first two Policy years, you may convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your cash value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to exchange the Policy for a fixed benefit life insurance policy.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide supplemental benefits under the Policy, such as the Supplemental Coverage Term Rider, which provides an additional death benefit payable on the death of the insured. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the General Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first 10 Policy years (or within the first 10 Policy years following a face amount increase), you will be subject to a surrender charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a surrender charge if you make a partial withdrawal from the Policy within the first 10 Policy years (or the first 10 Policy years following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase).

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is some risk that your Policy may not be treated as a life insurance contract under Federal tax law. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Divisions and/or General Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Divisions or receive any higher current interest rate credited to the General Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.


LIMITATIONS ON CASH VALUE IN THE GENERAL ACCOUNT. Transfers to and withdrawals from the General Account must generally be in amounts of $500 or more. The total amount of transfers and withdrawals from the General Account in a Policy year may not exceed a Maximum Amount equal to the greater of 25% of the Policy's cash surrender value in the General Account at the beginning of the year, or the Maximum Amount for the preceding Policy year. We are not currently imposing this maximum limit on transfers and withdrawals from the General Account, but we reserve the right to do so. We may also limit transfers and partial withdrawals to 12 per Policy year and may impose a processing charge for transfers and partial withdrawals in excess of 12 per Policy year.


TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE ELIGIBLE FUNDS

A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the Eligible Fund prospectuses attached at the end of this prospectus. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Administrative Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Sales Charge Imposed   On payment of premium    5% in Policy years 1-10  5% in all Policy years
 on Premiums                                     2% in Policy years 11+   (5.6% in NC)
---------------------------------------------------------------------------------------------------
 Premium Tax Imposed    On payment of premium    2.5% in all Policy       2.5% in all Policy years
 on Premiums                                     years                    (1.9% in NC)
---------------------------------------------------------------------------------------------------
 Federal Tax Imposed    On payment of premium    1.25% in all Policy      1.25% in all Policy years
 on Premiums                                     years
---------------------------------------------------------------------------------------------------
 Surrender Charge(1)    On surrender, lapse, or  In Policy year 1, 45%    In Policy year 1, 45% of
                        face amount reduction    of the Target Premium    the Target Premium (less
                        in the first 10 Policy   (less in other Policy    in other Policy years--
                        years (and, with         years--see footnote)(2)  see footnote)(2)
                        respect to a face
                        amount increase, in the
                        first 10 Policy years
                        after the increase)
---------------------------------------------------------------------------------------------------
 Transfer Charge        On transfer of cash      Not currently charged    $25 for each transfer in
                        value among Divisions                             excess of 12 per Policy
                        and to and from the                               year
                        General Account
---------------------------------------------------------------------------------------------------
 Partial Withdrawal     On partial withdrawal    Not currently charged    $25 for each partial
 Charge                 of cash value                                     withdrawal in excess of
                                                                          12 per Policy year
---------------------------------------------------------------------------------------------------
 Face Amount Increase   On Policy's monthly      $100 per increase        $100 per increase
 Administrative Charge  anniversary following a
                        face amount increase
---------------------------------------------------------------------------------------------------

------------
(1) For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of withdrawal. The Surrender Charge period is nine years for insureds who are age 90 at issue. A pro rata portion of the Surrender Charge applies to a requested face amount reduction, as well as to a face amount reduction resulting from a partial withdrawal or a change in death benefit option.

(2) The Target Premium varies by issue age, sex, smoking status, substandard rating (if any), and the base Policy's face amount. After the first Policy year, the Surrender Charge declines ratably on a monthly basis from 45% to 0% by the last month of the 10th Policy year.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES

--------------------------------------------------------------------------------------------------
CHARGE                 WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------
 Cost of Insurance(1)
  Minimum and Maximum  Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                        $1,000 of net amount at  of net amount at risk(2)
                                                risk(2)
  Charge in the first  Monthly                  $.15 per $1,000 of net   $.19 per $1,000 of net
  Policy year for a                             amount at risk           amount at risk
  male insured, age
  40, in the
  preferred nonsmoker
  underwriting class
  with a face amount
  of $400,000
--------------------------------------------------------------------------------------------------
 Policy Charge         Monthly                  $25 in Policy year 1     $25 in Policy year 1
                                                $6 in Policy years 2+    $6 in Policy years 2+
--------------------------------------------------------------------------------------------------
 Asset Charge (annual  Monthly                  .60% in Policy years     .70% in Policy years 1-10
 rate imposed on cash                           1-10 .25% in Policy      .35% in Policy years
 value in the                                   years 11-20              11-20
 Separate Account)                              .15% in Policy years     .25% in Policy years 21+
                                                21+
--------------------------------------------------------------------------------------------------
 Administration and
 Issue Expense Charge
  Minimum and Maximum  Monthly during the       $.03 to $.38 per $1,000  $.03-$.38 per $1,000 of
  Charge               first 10 Policy years    of base Policy face      base Policy and
                       (and, with respect to a  amount                   Supplemental Coverage
                       face amount increase,                             Term Rider face amount
                       during the first 10
                       Policy years after the
                       increase)
  Charge for a male    Monthly during the       $.17 per $1,000 of base  $.17 per $1,000 of base
  insured, age 40, in  first 10 Policy years    Policy face amount       Policy and Supplemental
  the preferred        (and, with respect to a                           Coverage Term Rider face
  nonsmoker            face amount increase,                             amount
  underwriting class   during the first 10
                       Policy years after the
                       increase)
--------------------------------------------------------------------------------------------------
 Loan Interest         Annually (or on loan     .50% of loan collateral  .50% of loan collateral
 Spread(3)             termination, if
                       earlier)
--------------------------------------------------------------------------------------------------

------------
(1) The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

(3) We charge interest on Policy loans at an effective rate of 3.5% per year. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is .50% in Policy years 1-10, .25% in Policy years 11-20 and .00% thereafter.

 Charges for Optional Features (Riders):

---------------------------------------------------------------------------------------------------
CHARGE                  WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Supplemental Coverage
 Term Rider(1)
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.06 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk
                                                 risk
  Charge in the first
  Policy year for a     Monthly                  $.22 per $1,000 of net   $.30 per $1,000 of net
  male insured, age                              amount at risk           amount at risk
  45, in the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $250,000
---------------------------------------------------------------------------------------------------
 Adjustable Benefit
 Term Rider
  Minimum and Maximum   Monthly                  $.01 to $83.33 per       $.08 to $83.33 per $1,000
  Charge                                         $1,000 of net amount at  of net amount at risk
                                                 risk
  Charge in the first   Monthly                  $.15 per $1,000 of net   $.19 per $1,000 of net
  Policy year for a                              amount at risk           amount at risk
  male insured, age
  40, in the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $400,000
---------------------------------------------------------------------------------------------------
 Temporary Term
 Insurance Rider
  Minimum and Maximum   Monthly                  $.06 to $2.92 per        $.06 to $2.92 per $1,000
  Charge                                         $1,000 of rider face     of rider face amount
                                                 amount
  Charge for a male     Monthly                  $.08 per $1,000 of       $.08 per $1,000 of rider
  insured, age 40, in                            rider face amount        face amount
  the preferred
  nonsmoker
  underwriting class
  with a rider face
  amount of $400,000
---------------------------------------------------------------------------------------------------
 Secondary Guarantee    Monthly                  $.01 per $1,000 of net   $.01 per $1,000 of net
 Rider                                           amount at risk           amount at risk
---------------------------------------------------------------------------------------------------
 Waiver of Monthly
 Deduction Rider
  Minimum and Maximum   Monthly                  $2.40 to $61.44 per      $2.40 to $61.44 per $100
  Charge                                         $100 of Monthly          of Monthly Deduction
                                                 Deduction
  Charge in the first   Monthly                  $6.30 per $100 of        $6.30 per $100 of Monthly
  Policy year for a                              Monthly Deduction        Deduction
  male insured, age
  35, in the preferred
  nonsmoker
  underwriting class
---------------------------------------------------------------------------------------------------
--------
  (1) The Rider is subject to the Administration and Issue Expense Charge, as described in the preceding table.

---------------------------------------------------------------------------------------------------
CHARGE                  WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
  Waiver of Specified
  Premium Rider
  Minimum and Maximum   Monthly                  $1.30 to $21.75 per      $1.30 to $21.75 per $100
  Charge                                         $100 of Specified        of Specified Premium
                                                 Premium
  Charge in the first   Monthly                  $3.25 per $100 of        $3.25 per $100 of
  Policy year for a                              Specified Premium        Specified Premium
  male insured, age
  40, in the preferred
  nonsmoker
  underwriting class
---------------------------------------------------------------------------------------------------
 Options to Purchase
 Additional Life
 Insurance Rider
  Minimum and Maximum   Monthly                  $.02 to $.25 per $1,000  $.02 to $.25 per $1,000
  Charge                                         of Option amount         of Option amount
  Charge for a male     Monthly                  $.02 per $1,000 of       $.02 per $1,000 of Option
  insured, age 20, in                            Option amount            amount
  the elite nonsmoker
  underwriting class
  with a face amount
  of $350,000
---------------------------------------------------------------------------------------------------
 Guaranteed Survivor
 Plus Purchase Option
 Rider
  Minimum and Maximum   Monthly                  $.02 to $13.86 per       $.02 to $13.86 per $1,000
  Charge                                         $1,000 of Option amount  of Option amount
  Charge for a male     Monthly                  $.05 per $1,000 of       $.05 per $1,000 of Option
  insured, age 40, in                            Option amount            amount
  the preferred
  nonsmoker
  underwriting class
  with a face amount
  of $400,000
---------------------------------------------------------------------------------------------------
 Option to Purchase
 Long Term Care
 Insurance Rider
  Minimum and Maximum   Monthly                  $.20 to $1.88 per $10    $.20 to $1.88 per $10 of
  Charge                                         of initial daily         initial daily benefit
                                                 benefit amount           amount
  Charge for a male     Monthly                  $.37 per $10 of initial  $.37 per $10 of initial
  insured, age 35, in                            daily benefit amount     daily benefit amount
  the preferred
  nonsmoker
  underwriting class
---------------------------------------------------------------------------------------------------

ANNUAL ELIGIBLE FUND OPERATING EXPENSES


     The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2005. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                            MINIMUM   MAXIMUM
                                                            -------   -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets,
  including management fees, distribution (12b-1) fees and
  other expenses).........................................    .29%     2.48%
Net Total Annual Eligible Fund Operating Expenses
  (net of any contractual fee waivers and expense
  reimbursements)*........................................    .28%     1.19%


---------------


* The range of Net Total Annual Eligible Fund Operating Expenses takes into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses until April 30, 2007, as described in more detail below.



     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2005 (annualized operating expenses for 2005 for the MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, based on the Portfolios' May 1, 2005 start date), before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                                            NET TOTAL
                                                                                                              ANNUAL
                                                                                                             EXPENSES
                                                                                                NET       INCLUDING NET
                                                               GROSS        FEE WAIVERS        TOTAL       EXPENSES OF
                            MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL        UNDERLYING
                               FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)   PORTFOLIOS(1)
                            ----------   --------   -----   ------------   --------------   -----------   --------------
METROPOLITAN SERIES FUND,
  INC. (CLASS A SHARES)
BlackRock Aggressive
  Growth Portfolio........     .73%        .06%     .00%        .79%            .00%            .79%
BlackRock Bond Income
  Portfolio...............     .40%        .07%     .00%        .47%            .00%            .47%(2)
BlackRock Large Cap Value
  Portfolio...............     .70%        .15%     .00%        .85%            .00%            .85%
BlackRock Legacy Large Cap
  Growth Portfolio........     .73%        .07%     .00%        .80%            .00%            .80%
BlackRock Money Market
  Portfolio...............     .35%        .07%     .00%        .42%            .01%            .41%(2)
BlackRock Strategic Value
  Portfolio...............     .83%        .06%     .00%        .89%            .00%            .89%
Davis Venture Value
  Portfolio...............     .72%        .04%     .00%        .76%            .00%            .76%
FI International Stock
  Portfolio...............     .86%        .20%     .00%       1.06%            .00%           1.06%
FI Mid Cap Opportunities
  Portfolio...............     .68%        .07%     .00%        .75%            .00%            .75%
Harris Oakmark Focused
  Value Portfolio.........     .73%        .04%     .00%        .77%            .00%            .77%
Harris Oakmark Large Cap
  Value Portfolio.........     .72%        .06%     .00%        .78%            .00%            .78%

                                                                                                            NET TOTAL
                                                                                                              ANNUAL
                                                                                                             EXPENSES
                                                                                                NET       INCLUDING NET
                                                               GROSS        FEE WAIVERS        TOTAL       EXPENSES OF
                            MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL        UNDERLYING
                               FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)   PORTFOLIOS(1)
                            ----------   --------   -----   ------------   --------------   -----------   --------------
Lehman Brothers Aggregate
  Bond Index Portfolio....     .25%        .06%     .00%        .31%            .01%            .30%(2)
MetLife Mid Cap Stock
  Index Portfolio.........     .25%        .09%     .00%        .34%            .01%            .33%(2)
MetLife Stock Index
  Portfolio...............     .25%        .04%     .00%        .29%            .01%            .28%(2)
MFS Total Return
  Portfolio...............     .57%        .16%     .00%        .73%            .00%            .73%(3)
Morgan Stanley EAFE Index
  Portfolio...............     .30%        .22%     .00%        .52%            .01%            .51%(2)
Neuberger Berman Mid Cap
  Value Portfolio.........     .67%        .09%     .00%        .76%            .00%            .76%
Russell 2000 Index
  Portfolio...............     .25%        .11%     .00%        .36%            .01%            .35%(2)
T. Rowe Price Large Cap
  Growth Portfolio........     .60%        .12%     .00%        .72%            .00%            .72%(2)
T. Rowe Price Small Cap
  Growth Portfolio........     .51%        .09%     .00%        .60%            .00%            .60%
Western Asset Management
  U.S. Government
  Portfolio...............     .54%        .07%     .00%        .61%            .00%            .61%
  (CLASS E SHARES)
BlackRock Diversified
  Portfolio...............     .44%        .06%     .15%        .65%            .00%            .65%
  (CLASS A SHARES)
MetLife Conservative
  Allocation Portfolio....     .10%        .95%     .00%       1.05%            .95%            .10%(2)        .73%(4)
MetLife Conservative to
  Moderate Allocation
  Portfolio...............     .10%        .31%     .00%        .41%            .31%            .10%(2)        .75%(4)
MetLife Moderate
  Allocation Portfolio....     .10%        .19%     .00%        .29%            .19%            .10%(2)        .79%(4)
MetLife Moderate to
  Aggressive Allocation
  Portfolio...............     .10%        .24%     .00%        .34%            .24%            .10%(2)        .81%(4)
MetLife Aggressive
  Allocation Portfolio....     .10%       1.66%     .00%       1.76%           1.66%            .10%(2)        .82%(4)
MET INVESTORS SERIES TRUST (CLASS A SHARES)
Harris Oakmark
  International
  Portfolio...............     .82%        .13%     .00%        .95%            .00%            .95%(5)
Janus Aggressive Growth
  Portfolio...............     .67%        .05%     .00%        .72%            .00%            .72%(5)
Lazard Mid-Cap
  Portfolio...............     .70%        .10%     .00%        .80%            .00%            .80%(5,6)
Lord Abbett Bond Debenture
  Portfolio...............     .51%        .05%     .00%        .56%            .00%            .56%
Met/AIM Small Cap Growth
  Portfolio...............     .90%        .10%     .00%       1.00%            .00%           1.00%(5,7)
Neuberger Berman Real
  Estate Portfolio........     .67%        .03%     .00%        .70%            .00%            .70%(5)
Oppenheimer Capital
  Appreciation
  Portfolio...............     .59%        .10%     .00%        .69%            .00%            .69%(5,7)
PIMCO Total Return
  Portfolio...............     .50%        .07%     .00%        .57%            .00%            .57%(7)
RCM Global Technology
  Portfolio...............     .92%        .27%     .00%       1.19%            .00%           1.19%(5,7)

                                                                                                            NET TOTAL
                                                                                                              ANNUAL
                                                                                                             EXPENSES
                                                                                                NET       INCLUDING NET
                                                               GROSS        FEE WAIVERS        TOTAL       EXPENSES OF
                            MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL        UNDERLYING
                               FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)   PORTFOLIOS(1)
                            ----------   --------   -----   ------------   --------------   -----------   --------------
T. Rowe Price Mid-Cap
  Growth Portfolio........     .75%        .07%     .00%        .82%            .00%            .82%(5)
FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL CLASS SHARES)
VIP Equity-Income
  Portfolio...............     .47%        .09%     .00%        .56%            .00%            .56%
VIP Growth Portfolio......     .57%        .10%     .00%        .67%            .00%            .67%
VIP Overseas Portfolio....     .72%        .17%     .00%        .89%            .00%            .89%
AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES)
American Funds Global
  Small Capitalization
  Fund....................     .74%        .05%     .25%       1.04%            .00%           1.04%
American Funds Growth
  Fund....................     .33%        .02%     .25%        .60%            .00%            .60%
American Funds
  Growth-Income Fund......     .28%        .01%     .25%        .54%            .00%            .54%


---------------

(1) Net Total Annual Expenses do not reflect any voluntary waivers of fees and expenses, or any expense reductions resulting from directed brokerage arrangements.


(2) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. (the "Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Met Series Fund, so that Net Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2007, the following percentages: .10% for the MetLife Conservative Allocation Portfolio, .10% for the MetLife Conservative to Moderate Allocation Portfolio, .10% for the MetLife Moderate Allocation Portfolio, .10% for the MetLife Moderate to Aggressive Allocation Portfolio and .10% for the MetLife Aggressive Allocation Portfolio. Under the agreement, if certain conditions are met, these Portfolios may reimburse MetLife Advisers for fees waived and Expenses paid if, in the future, actual Expenses are less than these expense limits. Under the Expense Agreement, MetLife Advisers will also waive the management fee payable by certain Portfolios in the following percentage amounts: .006% for the Lehman Brothers Aggregate Bond Index Portfolio, .007% for the MetLife Stock Index Portfolio, .007% for the MetLife Mid Cap Stock Index Portfolio, .007% for the Morgan Stanley EAFE Index Portfolio, .007% for the Russell 2000 Index Portfolio, .025% on assets in excess of $1 billion and less than $2 billion for the BlackRock Bond Income Portfolio, .005% on the first $500 million of assets and .015% on the next $500 million of assets for the BlackRock Money Market Portfolio and .015% on the first $50 million of assets for the T. Rowe Price Large Cap Growth Portfolio.



(3) The Management Fee for the MFS Total Return Portfolio has been restated to reflect a new management fee schedule that became effective on May 1, 2006.



(4) This Portfolio is a fund of funds that invests substantially all of its assets in other Portfolios of the Met Series Fund and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio also will bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2005, were: .63% for the MetLife Conservative Allocation Portfolio, .65% for the MetLife Conservative to Moderate Allocation Portfolio, .69% for the MetLife Moderate Allocation Portfolio, .71% for the MetLife Moderate to Aggressive Allocation Portfolio and .72% for the MetLife Aggressive Allocation Portfolio. The gross total annual operating expenses of the Portfolios, including the total operating expenses of the underlying portfolios before any applicable fee waivers and expense reimbursements as of December 31, 2005, were: 1.68% for the MetLife Conservative Allocation Portfolio, 1.06% for the MetLife Conservative to Moderate Allocation Portfolio, .98% for the MetLife Moderate Allocation Portfolio, 1.05% for the MetLife Moderate to Aggressive Allocation Portfolio and 2.48% for the MetLife Aggressive Allocation Portfolio. Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.



(5) Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2007, the following percentages: 1.10% for the Harris Oakmark International Portfolio, .90% for the Janus Aggressive Growth Portfolio, .80% for the Lazard Mid-Cap Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, .90% for the Neuberger Berman Real Estate Portfolio, .75% for the Oppenheimer Capital Appreciation Portfolio, 1.10% for the RCM Global Technology Portfolio and .90% for the T. Rowe Price Mid-Cap Growth Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Due to certain brokerage commission recaptures not shown in the table, actual Net Total Annual Expenses for the RCM Global Technology Portfolio were 1.10% for the year ended December 31, 2005.



(6) The Management Fee for the Lazard Mid-Cap Portfolio has been restated to reflect a new management fee schedule that became effective on December 19, 2005.



(7) Other Expenses reflect the repayment of fees previously waived and/or expenses previously paid by Met Investors Advisory under the terms of prior expense limitation agreements in the following amounts: .04% for the Met/AIM Small Cap Growth Portfolio, .05% for the Oppenheimer Capital Appreciation Portfolio, .14% for the RCM Global Technology Portfolio and .01% for the PIMCO Total Return Portfolio.


     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. Fidelity Variable Insurance Products and the American Funds Insurance Series are not affiliated with General American.

     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  No Lapse Premium (in first five Policy years)

-  Secondary Guarantee Premium (to age 100)

CHARGES FROM PREMIUM PAYMENTS

-  Sales Load: 5% (currently 2% in Policy years 11 and thereafter)

-  Premium Tax Charge: 2.5%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Eligible Fund investments or the General Account (generally after an initial period in the BlackRock Money Market Division)

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Eligible Funds

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the General Account). Currently we do not limit the number of transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal in excess of 12 per Policy year and on each transfer (including a transfer between a Division and the General Account) in excess of 12 per Policy year.


- We may limit the amount of transfers from (and in some cases to) the General Account


- You may allocate your cash value among a maximum of 49 accounts over the life of the Policy.

LOANS

-  You may borrow your cash value

- Loan interest charge is 3.5%. (Currently we intend to charge 3.25% interest in Policy years 11-20 and 3.00% thereafter.)

- We transfer loaned funds out of the General Account and the Eligible Funds into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level or Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) during first five Policy years if the five-year No Lapse Premium guarantee is in effect, or until age 100 if the Secondary Guarantee Rider is in effect.

- On or after age 100, equal to cash value for insureds over age 80 at issue. For insureds age 80 or younger at issue, equal to the greater of (1) cash value and (2) the lesser of the face amount on the Policy anniversary at age 80 and at age 100.

-  Income tax free to named beneficiary (generally)

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Eligible Fund values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk or guaranteed issue rating) from the cash value each month

-  Any Rider Charges

-  Policy Charge: $25.00 per month (first year) and $6.00 per month thereafter

- Administration and Issue Expense Charge: Monthly charge ranging from approximately $.03 to $.38 per $1,000 of base Policy face amount that applies during the first ten Policy years or during the first ten Policy years following a face amount increase.

- Face Amount Increase Administration Charge: maximum one-time charge of $100 levied on each underwritten increase in the base Policy's face amount.

- Asset Charge applied against the cash value in the Separate Account at an annual rate of .60% in Policy years 1-10; .25% in Policy years 11-20; and .15% thereafter (guaranteed not to exceed 70% in Policy years 1-10; .35% in Policy years 11-20; and .25% thereafter)

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (or in first ten Policy years following a face amount increase). Maximum charge is 45% of Target Premium in first Policy year. After first Policy year, charge reduces ratably on a monthly basis over the remaining nine years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT
                             AND THE ELIGIBLE FUNDS

THE COMPANY

     General American Life Insurance Company is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at 200 Park Avenue, New York, New York 10166. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT

     General American Separate Account Eleven is the funding vehicle for the Policies and other General American variable life insurance policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account.

THE ELIGIBLE FUNDS

     Each Division of the Separate Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

METROPOLITAN SERIES FUND, INC.              ADVISER: METLIFE ADVISERS, LLC


ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
BlackRock Aggressive    BlackRock Advisors,      Maximum capital appreciation.
Growth Portfolio        Inc.

BlackRock Bond Income   BlackRock Advisors,      A competitive total return primarily from
Portfolio               Inc.                     investing in fixed-income securities.

BlackRock Diversified   BlackRock Advisors,      High total return while attempting to limit
Portfolio               Inc.                     investment risk and preserve capital.

BlackRock Large Cap     BlackRock Advisors,      Long-term growth of capital.
Value Portfolio         Inc.

BlackRock Legacy Large  BlackRock Advisors,      Long-term growth of capital.
Cap Growth Portfolio    Inc.

BlackRock Money Market  BlackRock Advisors,      A high level of current income consistent
Portfolio(1)            Inc.                     with preservation of capital.

BlackRock Strategic     BlackRock Advisors,      High total return, consisting principally of
Value Portfolio         Inc.                     capital appreciation.

Davis Venture Value     Davis Selected           Growth of capital.
Portfolio               Advisers, L.P.(2)

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
FI International Stock  Fidelity Management &    Long-term growth of capital.
Portfolio               Research Company

FI Mid Cap              Fidelity Management &    Long-term growth of capital.
Opportunities           Research Company
Portfolio

Harris Oakmark Focused  Harris Associates L.P.   Long-term capital appreciation.
Value Portfolio

Harris Oakmark Large    Harris Associates L.P.   Long-term capital appreciation.
Cap Value Portfolio

Lehman Brothers         Metropolitan Life        To equal the performance of the Lehman
Aggregate Bond Index    Insurance Company        Brothers Aggregate Bond Index.
Portfolio

MetLife Mid Cap Stock   Metropolitan Life        To equal the performance of the Standard &
Index Portfolio         Insurance Company        Poor's MidCap 400 Composite Stock Price
                                                 Index.

MetLife Stock Index     Metropolitan Life        To equal the performance of the Standard &
Portfolio               Insurance Company        Poor's 500 Composite Stock Price Index.

MFS Total Return        Massachusetts            Favorable total return through investment in
Portfolio               Financial Services       a diversified portfolio.
                        Company

Morgan Stanley EAFE     Metropolitan Life        To equal the performance of the MSCI EAFE
Index Portfolio         Insurance Company        Index.

Neuberger Berman Mid    Neuberger Berman         Capital growth.
Cap Value Portfolio     Management Inc.
(formerly Neuberger
Berman Partners Mid
Cap Value)

Russell 2000 Index      Metropolitan Life        To equal the return of the Russell 2000
Portfolio               Insurance Company        Index.

T. Rowe Price Large     T. Rowe Price            Long-term growth of capital and,
Cap Growth Portfolio    Associates, Inc.         secondarily, dividend income.

T. Rowe Price Small     T. Rowe Price            Long-term capital growth.
Cap Growth Portfolio    Associates, Inc.

Western Asset           Western Asset            To maximize total return consistent with
Management U.S.         Management Company(3)    preservation of capital and maintenance of
Government Portfolio                             liquidity.
(formerly Salomon
Brothers U.S.
Government Portfolio)

MetLife Conservative    N/A                      A high level of current income, with growth
Allocation Portfolio                             of capital as a secondary objective.

MetLife Conservative    N/A                      A high total return in the form of income
to Moderate Allocation                           and growth of capital, with a greater
Portfolio                                        emphasis on income.

MetLife Moderate        N/A                      A balance between a high level of current
Allocation Portfolio                             income and growth of capital, with a greater
                                                 emphasis on growth of capital.

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
MetLife Moderate to     N/A                      Growth of capital.
Aggressive Allocation
Portfolio

MetLife Aggressive      N/A                      Growth of capital.
Allocation Portfolio

MET INVESTORS SERIES TRUST                  ADVISER: MET INVESTORS ADVISORY LLC


ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
Harris Oakmark          Harris Associates L.P.   Long-term capital appreciation.
International
Portfolio

Janus Aggressive        Janus Capital            Long-term growth of capital.
Growth Portfolio        Management LLC

Lazard Mid-Cap          Lazard Asset             Long-term capital appreciation.
Portfolio (formerly     Management LLC(4)
Met/AIM Mid Cap Core
Equity Portfolio)

Lord Abbett Bond        Lord, Abbett & Co. LLC   High current income and the opportunity for
Debenture Portfolio                              capital appreciation to produce a high total
                                                 return.

Met/AIM Small Cap       A I M Capital            Long-term growth of capital.
Growth Portfolio        Management, Inc.

Neuberger Berman Real   Neuberger Berman         Total return through investment in real
Estate Portfolio        Management Inc.          estate securities, emphasizing both capital
                                                 appreciation and current income.

Oppenheimer Capital     OppenheimerFunds, Inc.   Capital appreciation.
Appreciation Portfolio

PIMCO Total Return      Pacific Investment       Maximum total return, consistent with the
Portfolio               Management Company LLC   preservation of capital and prudent
                                                 investment management.

RCM Global Technology   RCM Capital Management   Capital appreciation; no consideration is
Portfolio               LLC                      given to income.

T. Rowe Price Mid-Cap   T. Rowe Price            Long-term growth of capital.
Growth Portfolio        Associates, Inc.


FIDELITY VARIABLE INSURANCE PRODUCTS              ADVISER: FIDELITY MANAGEMENT &
                                                                RESEARCH COMPANY


ELIGIBLE FUND                 SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                 -----------                    --------------------
VIP Equity-Income        FMR Co., Inc.            Reasonable income. The fund will also
Portfolio                                         consider the potential for capital
                                                  appreciation. The fund's goal is to achieve
                                                  a yield which exceeds the composite yield
                                                  on the securities comprising the Standard &
                                                  Poor's 500(SM) Index.

VIP Growth Portfolio     FMR Co., Inc.            Capital appreciation.

VIP Overseas Portfolio   FMR Co., Inc.            Long-term growth of capital.

AMERICAN FUNDS INSURANCE SERIES                    ADVISER: CAPITAL RESEARCH AND
                                                              MANAGEMENT COMPANY

ELIGIBLE FUND                SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                -----------                     --------------------
American Funds Global   N/A                      Capital appreciation through stocks.
Small Capitalization
Fund

American Funds Growth   N/A                      Capital appreciation through stocks.
Fund

American Funds Growth-  N/A                      Capital appreciation and income.
Income Fund

---------------


(1) An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.


(2) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.


(3) Prior to May 1, 2006, Salamon Brothers Asset Management Inc was the sub-adviser to this Portfolio.


(4) Prior to December 19, 2005, AIM Capital Management, Inc. was the sub-adviser to this Portfolio.


FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. we offer Class A shares for all Portfolios except the BlackRock Diversified Portfolio, and Class E shares for the BlackRock Diversified Portfolio, for the Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS


     An investment adviser (other than our affiliates MetLife Advisers and Met Investors Advisory) or sub-adviser of an Eligible Fund or its affiliates may compensate us and/or certain of our affiliates for administrative or other services relating to the Eligible Funds. The amount of the compensation is not deducted from Eligible Fund assets and does not decrease the Eligible Fund's investment return. The amount of the compensation is based on a percentage of assets of the Eligible Fund attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or sub-adviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliate) with increased access to persons involved in the distribution of the Policies.


     We and certain of our affiliated insurance companies are joint owners of our affiliated investment advisers, MetLife Advisers and Met Investors Advisory, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from an Eligible Fund. We may benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "Fee Tables--Annual Eligible Fund Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the adviser to sub-advisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Eligible Fund's prospectus. (See also "Fee Tables--Annual Eligible Fund Operating Expenses" and "Distribution of the Policies.") The payments are deducted from the assets of the Eligible Funds and are paid to our Distributor. These payments decrease the Eligible Funds' investment return.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

SELECTION OF THE ELIGIBLE FUNDS

     We select the Eligible Funds offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or sub-adviser is one of our affiliates or whether the Eligible Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Policy Owners. We do not provide investment advice and do not recommend or endorse any particular Eligible Fund.

VOTING RIGHTS

     We own the Eligible Fund shares held in the Separate Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for or against, or withhold from voting on, any proposition in the same proportion as the shares held in that Division for all policies for which we have received voting instructions.

     We will vote Eligible Fund shares held by our General Account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY GENERAL AMERICAN

     We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right, in our discretion: (1) to add Divisions; (2) to combine Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our General Account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments. If automatic allocations (such as dollar cost averaging, portfolio rebalancing or premium payments made through our pre-authorized checking arrangement) are being made to a Division that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Division will be allocated to the BlackRock Money Market Division.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Administrative Office. (See "Receipt of Communications and Payments at General American's Administrative Office".) The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount.

     The Policies are available for insureds age 85 or younger on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. (We issue guaranteed issue Policies based on very limited underwriting information.) We may consent to issue the Policies on insureds up to age 90. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Division performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall current cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Administrative Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by transferring all of your Policy's cash value to the General Account. The transfer will not be subject to a transfer charge, if any, and it will have no effect on the Policy's death benefit, face amount, net amount at risk, risk classification or issue age. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

     You may exercise this privilege only once within the first two Policy years. If you do so, we will automatically allocate all future net premiums to the General Account and transfers of cash value to the Separate Account will no longer be permitted.

     The Policy permits us to limit allocations to the General Account under some circumstances. (See "The General Account.") If we limit such allocations, you may still exercise the 24 Month Conversion Right.

     FOR POLICIES ISSUED IN MARYLAND AND CONNECTICUT. Under Policies issued in Maryland and Connecticut, you can exchange the face amount of your Policy for a fixed benefit life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within the first two Policy years. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had.

     Contact our Administrative Office (see "Receipt of Communications and Payments at General American's Administrative Office") or your registered representative for more specific information about the 24 Month Conversion Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

CHANGE OF INSURED PERSON

     We offer a benefit that permits you to change the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable and that you have an insurable interest in that person's life. The right to change the insured person is subject to some restrictions, may result in a cost or credit to you. A change of the insured person is a taxable exchange. In addition, a change of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial withdrawal of cash value. (No Surrender Charge will apply.)

     Your registered representative can provide current information on the availability of this benefit. You should consult your tax adviser before changing the insured person under your Policy.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $10.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to us.

     You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account under our pre-authorized checking arrangement.

     You may not make premium payments on or after the Policy anniversary when the insured reaches age 100, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "Modified Endowment Contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". (See "Tax Considerations".) The amount of your "7-pay limit" is shown in your Policy illustration. In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Divisions as of the date we receive the payments at our Administrative Office, if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day when the New York Stock Exchange is not open, will be allocated to your Policy's Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at General American's Administrative Office".) If you make a payment that exceeds the "7-pay limit", we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a Modified Endowment Contract. However, when we receive a premium payment prior to the Policy anniversary and it is in response to a premium bill, if allocating the premium immediately to the Policy would cause the Policy to become a Modified Endowment Contract, we will wait until the day after the Policy anniversary to allocate the premium to the Divisions.

     Under our current processing, unless you instruct us otherwise in writing, amounts paid while a Policy loan is outstanding are treated as premiums. We do not treat a payment as a repayment of a Policy loan unless you instruct us to.

     If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans" and "Deductions from Premiums".)

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial premium is credited with investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Administrative Office. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the Policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is the date of delivery, and the investment start date is the date your premium payment is received at our Administrative Office. In New Jersey, the Policy Date and the investment start date will generally be the date on which your premium payment is received at our Administrative Office.

     BACKDATING. We may consent to backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the No Lapse Premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges. Backdating is not available in New Jersey.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy or an increase in face amount within ten days (more in some states) after you receive it. You may return the Policy or face amount increase to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law). If you return an increase in face amount, it is cancelled from its beginning, and we will return to your cash value the Monthly Deductions for the increase, as well as the Face Amount Increase Administration Charge.

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the BlackRock Money Market Division, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the other investment Divisions and/or the General Account, we will refund the Policy's cash value.

ALLOCATION OF NET PREMIUMS

     We generally allocate your initial net premium to the Divisions and the General Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, however, we hold your initial net premium in the BlackRock Money Market Division until fifteen days after we apply your initial premium to the Policy, and then we make the allocation among the Divisions and/or the General Account as you choose. You can allocate to a cumulative maximum of 49 accounts (including the General Account) over the life of the Policy. You may allocate any whole percentage to a Division. For special rules regarding allocations to the General Account, see "The General Account."

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, in writing or over the Internet. (See "Receipt of Communications and Payments at General American's Administrative Office.")

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the BlackRock Money Market Division in order to receive a refund of premiums should you cancel the Policy during the Right to Examine period, we will not automatically transfer your cash value or reallocate your future premiums to the other Divisions and/or the General Account once the Right to Examine period has ended. You must contact us to request a transfer or reallocation.

     We will maintain an ongoing record of the accounts to which you allocate premiums and cash values. Each time you make an allocation to an account that has not previously received an allocation, the account will be added to your cumulative lifetime total. An account will not be counted more than once. You may therefore transfer all cash value out of an account and later reallocate cash value or premiums to that same account without increasing the number of accounts utilized. If an underlying fund is replaced by a new fund, the transfer of cash value to the new fund will not be considered a new allocation. Allocating premiums and cash value among a large number of accounts in early Policy years may limit your ability to take advantage of new funds that may be added in later years.

     We allocate net premiums to your Policy's Divisions on the day the payments are received at our Administrative Office, if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day when the New York Stock Exchange is not open, will be allocated to your Policy's Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     When we allocate net premiums to your Policy's Divisions, we convert them into accumulation units of the Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value".)

  RECEIPT OF COMMUNICATIONS AND PAYMENTS AT GENERAL AMERICAN'S ADMINISTRATIVE
                                     OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Administrative Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Administrative Office for various Policy transactions is as follows:

Premium Payments                       General American
                                       P.O. Box 14490
                                       St. Louis, MO 63178-4490

Payment Inquiries and                  General American
Correspondence                         Remittance Processing
                                       4100 Boy Scout Blvd.
                                       Tampa, FL 33607

Beneficiary and Ownership              General American
Changes                                P.O. Box 355
                                       Warwick, RI 02887-0355

Surrenders, Loans,                     General American
Withdrawals and                        P.O. Box 543
Division Transfers                     Warwick, RI 02887-0543

Death Claims                           General American
                                       P.O. Box 353
                                       Warwick, RI 02887-0353

Cancellations (Free Look               General American/MetLife
Period)                                Johnstown Compliance Resource Center
                                       Free Look Unit
                                       500 Schoolhouse Road
                                       Johnstown, PA 15904

All Telephone                          (800) 638-9294
Transactions and Inquiries

     You may request a transfer or a reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us, or, for Policies that are not business-owned, over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-9294. To request a transfer or reallocation over the Internet, you may log on to our website at www.genamerica.com. We use reasonable procedures to confirm that instructions communicated by telephone, Internet or fax are genuine. Any telephone, Internet or fax instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Division transfers impractical, or (iii) at any other time when the Eligible Funds or the Separate Account have the legal right to suspend payment.

     Unless otherwise requested, we may apply the Policy's death proceeds to our Total Control Account. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account is an interest-bearing checking account through which you have convenient and complete access to the proceeds, which are maintained in our General Account or that of an affiliate. Interest is credited at an effective rate of 3% per year.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the General Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Divisions

     -- interest credited to cash value in the General Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Divisions and the General Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Division multiplied by that Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to a Division into accumulation units of the Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in a Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of a Division depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for a Division reflects:

     -- the change in net asset value per share of the corresponding Eligible
        Fund (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

     DEATH BENEFIT OPTIONS--TO AGE 100. When you apply for a Policy, you must choose between two death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A (Face Amount) death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Internal Revenue Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, underwriting class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     If you seek to reduce the cost of your insurance protection in the first ten Policy years, it is generally to your economic advantage to include some portion or percentage of your insurance coverage under a Supplemental Coverage Term Rider, because current charges for the rider are lower than for the base Policy in Policy years 1 through 10. In Policy years 11 through 25 current charges are the same, but starting in Policy year 26 (or the insured's age 95, if earlier), current charges for coverage under the rider are higher than under the base Policy. Guaranteed maximum charges on the rider are generally higher in all Policy years (except under Policies issued in New Jersey, where they are the same as for the base Policy). In determining how much rider coverage to include, you must balance the cost savings to be gained in the first ten Policy years against the increased cost of coverage in later Policy years. You should also be aware that unlike the base Policy, the Supplemental Coverage Term Rider terminates at age 100, and the benefit provided by the Acceleration of Death Benefit Rider (described below) does not apply to the coverage under the Supplemental Coverage Term Rider. Reductions in the face amount of the Supplemental Coverage Term Rider can only occur on Policy anniversaries.

     Reductions in or elimination of term rider coverage do not trigger a Surrender Charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Separate Account, and usually increase with the age of the covered individual. Term riders have no surrenderable cash value.

     Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

     AGE 100. If the death benefit is payable on or after the insured's attained age 100, the death benefit will be:

     -- the cash value on the date of death, if the insured was older than 80 at issue, or

     -- the greater of (1) the cash value on the date of death, and (2) the lesser of the face amount of the Policy on the Policy anniversary when the insured was 80 and the face amount on the Policy anniversary when the insured is 100, if the insured was 80 or younger at issue.

     The tax consequences of keeping the Policy in force beyond the insured's attained age 100 are unclear.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death.

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any outstanding loan and loan interest to the date of death and partial withdrawals. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase will be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year and prior to the insured's attained age 100 (85 in Florida and Oregon), you may change your death benefit option by written request to our Administrative Office. (See "Receipt of Communications and Payments at General American's Administrative Office".) The change will be effective on the monthly anniversary on or following the date we receive your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (Face Amount) to Option B (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then the face amount of any Supplemental Coverage Term Rider, then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), but not below the Policy minimum, and finally the face amount of any Adjustable Benefit Term Rider. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A to Option B. (See "Surrender Charge".)

     If you change from Option B (Face Amount Plus Cash Value) to Option A (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must not exceed the maximum age at which we currently offer new insurance for the amount of the increase. The minimum amount of increase permitted is $10,000 ($20,000 for insureds aged 90). The increase is effective on the monthly anniversary on or next following our receipt of a completed request at our Administrative Office. (See "Receipt of Communications and Payments at General American's Administrative Office".) An increase in face amount may have tax consequences.

     A Face Amount Increase Administration Charge of $100 applies to each underwritten face amount increase, and is deducted from the Policy's cash value on the monthly anniversary when the increase takes effect. The face amount increase will have its own Target Premium, as well as its own Surrender Charge, monthly Administration and Issue Expense Charge rates, current cost of insurance rates, and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount".) When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to the Supplemental Coverage Term Rider, then to the Adjustable Benefit Term Rider, and finally to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. You may reduce your Policy's face amount by reducing the face amount of your Supplemental Coverage Term Rider or your Adjustable Benefit Term Rider, if applicable, or by reducing the face amount of your base Policy.

     If you decrease the face amount of your base Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. (A reduction in the face amount of your Supplemental Coverage Term Rider or Adjustable Benefit Term Rider will not trigger a Surrender Charge.)

     A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy Federal income tax laws, a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable.) We also may decrease any rider benefits attached to the Policy. The amount of any face reduction must be at least $10,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your base Policy face amount, we will first decrease any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, and then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option).

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect as of the monthly anniversary on or next following the date when we receive a request. You may only reduce the face amount of your Supplemental Coverage Term Rider on the Policy anniversary. You can contact your registered representative or our Administrative Office for information on face reduction procedures. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     A reduction in the face amount of a Policy may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender a Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at General American's Administrative Office".) The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may apply all or part of the cash surrender value to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL WITHDRAWAL

     After the Right to Examine Policy period you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. We reserve the right to decline a partial withdrawal request that would reduce the face amount below the Policy's required minimum. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the General Account. (See "The General Account".) Currently, we permit partial withdrawals of up to 100% of the cash surrender value in the Separate Account. We have the right to limit partial withdrawals to twelve per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal in excess of twelve per Policy year.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).

     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any remaining initial face amount (including face amount increases resulting from a change in death benefit option) down to the required minimum (excluding riders), the amount of any Supplemental Coverage Term Rider, the face amount of any Adjustable Benefit Term Rider, and any face amount increases in the same order in which they were issued.

     You may not reinvest cash value paid upon a partial withdrawal in the Policy except as premium payments, which are subject to the charges described under "Deductions from Premiums".

     Unless you request otherwise, a partial withdrawal reduces the cash value in the Divisions of the Separate Account and the General Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. If current restrictions on the General Account will not permit this allocation, we will ask you for an acceptable allocation. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     A reduction in the death benefit as a result of a partial withdrawal may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

     ANNIVERSARY PARTIAL WITHDRAWAL RIDER. This rider is available to you at no cost at issue of the Policy if the insured is age 85 or younger. If you choose the rider, you can make a partial withdrawal of cash value on any Policy anniversary until age 95 of the insured, without reducing the Policy's face amount. You can withdraw the greater of (1) 15% of the cash surrender value at the beginning of the Policy year, and (2) the increase in cash surrender value since the last Policy anniversary.

     The minimum amount withdrawn must be $500. Any limits that would otherwise apply to a partial withdrawal do not apply to a withdrawal under this rider. However, if you make a partial withdrawal (1) for more than the amount permitted under the rider, or (2) on a day other than the Policy anniversary, the rider will terminate. It also terminates at age 95 of the insured, or upon your request.

     SPLIT DOLLAR PARTIAL WITHDRAWAL. If the Policy is issued in connection with a split dollar insurance arrangement, after the first Policy year, you will have a one-time right to request a withdrawal of up to the entire cash surrender value without regard to the General Account withdrawal limits. Exercise of this right must be accompanied by a release of the collateral assignment, if applicable. Normal withdrawal rules apply unless you specifically request your withdrawal in reference to the split dollar partial withdrawal provision. At the time of your request, you must elect one of the following Withdrawal Options:

     1. Dollar for dollar withdrawal option, under which the amount of any face amount reduction and associated Surrender Charge are determined in the same manner as for any other partial withdrawal.

     2. Split dollar rollout withdrawal option, under which the amount of any face amount reduction is limited to the amount that would result in a recapture ceiling taxable amount of zero.

The split dollar partial withdrawal endorsement is only available at issue and will automatically be included with any policy issued under a split dollar arrangement. There is no current cost for this endorsement, however, we reserve the right to assess a transaction charge of no more than $25 for a withdrawal. The endorsement is not available if you have selected the Anniversary Partial Withdrawal Rider. You should consult a tax adviser with respect to the tax consequences of the rider.

                                   TRANSFERS

TRANSFER OPTION

     You may transfer your Policy's cash value between the Divisions and to and from the General Account. (In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins after the first 15 days following application of the initial premium to the Policy.) We reserve the right to limit transfers to twelve per Policy year. Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge of $25 per transfer for transfers in excess of twelve in a Policy year. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request at our Administrative Office, if it is received before the close of regular trading on the New York Stock Exchange. A transfer request received after that time, or on a day when the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at General American's Administrative Office".) For special rules regarding transfers involving the General Account, see "The General Account".

     Frequent requests from Policy Owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, VIP Overseas Portfolio and American Funds Global Small Capitalization Fund) and we monitor transfer activity in those Eligible Funds (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Monitored Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.


     We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m.



     Transfers made under the dollar cost averaging program or the portfolio rebalancing program are not treated as transfers when we evaluate trading patterns for market timing.



     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Eligible Funds and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy Owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and (2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Eligible Fund.



     In addition, Policy Owners and other persons with interests in the Policies should be aware that some Eligible Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Eligible Funds.


     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Eligible Fund prospectuses for more details.

DOLLAR COST AVERAGING/PORTFOLIO REBALANCING

     The Policy offers two automated transfer privileges: dollar cost averaging and portfolio rebalancing. With dollar cost averaging, your cash value will be transferred periodically from the BlackRock Money Market Division to one or more other Divisions that you select. With portfolio rebalancing, your cash value will be automatically reallocated among the Divisions and the General Account periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and portfolio rebalancing at the same time. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers under these programs will not count against the total number of transfers allowed, nor be subject to any charge. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS

     You may borrow all or part of the Policy's "loan value". The loan value equals the Policy's cash value net of the Surrender Charge, reduced by the Monthly Deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at General American's Administrative Office".) You may increase your risk of lapse if you take a loan. You should contact our Administrative Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Divisions by the amount of the loan. A loan repayment increases the cash value in the Divisions by the amount of the repayment. Unless you request otherwise, we attribute Policy loans to the Divisions of the Separate Account and the General Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Divisions and the General Account to the appropriate Loan Sub-Account within the Loan Account (which is part of the General Account). The Loan Account has a Loan Sub-Account that corresponds to each Division of the Separate Account and the General Account.

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the General Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account. (See "Receipt of Communications and Payments at General American's Administrative Office".)

     We guarantee that the interest rate charged on Policy loans will not be more than 3.50% per year. Currently, we charge:

     -- 3.5% in Policy years 1-10

     -- 3.25% in Policy years 11-20

     -- 3.00% in Policy years 21+.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Divisions and the General Account to the appropriate Loan Sub-Accounts in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3% per year and is transferred on each Policy anniversary to the Divisions of the Separate Account and to the General Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Divisions as a result of a loan does not participate in the investment experience of the Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                            LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. Two types of premium payment levels can protect your Policy against lapse (1) for the first five Policy years, and (2) until age 100 of the insured.

     FIRST FIVE POLICY YEARS. In general, if you pay the five-year No Lapse Monthly Premiums on time, the Policy will not lapse even if the cash surrender value is less than the Monthly Deduction in any month. The No Lapse Premium guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any cash value that may have been paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the total No Lapse Premiums for the Policy up to that Policy month. If your total premium payments do not equal this amount, you will not have the protection of the five-year No Lapse Premium Guarantee. The guarantee will not apply if your Policy lapses and you later reinstate it. The No Lapse Monthly Premium is one-twelfth of the No Lapse Annual Premium amount shown in your Policy.

     TO AGE 100. In general, if you choose the Secondary Guarantee Rider and pay the Secondary Guarantee Premiums on time, the Policy can stay in force until the insured reaches age 100, even if the cash surrender value is less than the Monthly Deduction in any month. Similar to the No Lapse Premium guarantee, the Secondary Guarantee will be in effect for any month in which the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest, and less any cash value paid to you to enable the Policy to continue to qualify as life insurance for Federal tax purposes, are at least equal to the sum of the Secondary Guarantee Premiums for the Policy up to that Policy month. If the premiums you have paid do not equal this amount, you will not have the protection of the Secondary Guarantee Rider. We will restrict any payment that would cause the Policy to fail to meet the definition of life insurance under the Internal Revenue Code. This limitation will not cause the Secondary Guarantee Rider to terminate.

     The No Lapse Premium and the Secondary Guarantee Premium will be recalculated due to certain Policy changes. Each will be recalculated if (1) you change the face amount, (2) you add, delete or change rider coverage, (3) the rating classification of your Policy is changed, or (4) we correct a misstatement of the insured's age or sex. In addition, the No Lapse Premium will be recalculated if you change the insured, and the Secondary Guarantee Premium will be recalculated if you change your death benefit option.

     If you choose the Secondary Guarantee Rider, the Monthly Deduction will include a charge for the rider until the rider terminates when the insured reaches age 100, unless the rider terminates before then. The rider will also terminate upon request or in the event of the following:

     --  death of the insured

     --  termination of the Policy

     --  change of insured

     -- addition of a term rider on the life of someone other than the insured, if you have selected the guideline premium test for the Policy.

     If your Policy is protected against lapse by the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. During any period in which your Policy has negative cash value, no earnings will be credited to the Policy. If a negative cash surrender value balance is not restored, then upon termination of the guarantee period, you will have to pay an amount sufficient to cover the accumulated outstanding Monthly Deductions, in addition to the amount you are required to pay to prevent lapse at the end of the grace period, in order to keep the Policy in force.

     If your Policy is in default, you have a 62-day grace period for payment of a premium large enough to keep the Policy in force. The amount due is the least of: a premium large enough to cover the Monthly Deduction amount due and all deductions from the premium; a premium large enough to satisfy the Secondary Guarantee Rider requirement, if the Policy has the rider; and a premium large enough to meet the five-year No Lapse Monthly Premium test. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. In these circumstances, we notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

REINSTATEMENT

     If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 100. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account.

     The following riders and endorsements, some of which have been described previously, are available:

     SUPPLEMENTAL COVERAGE TERM RIDER, which provides non-convertible term insurance that terminates at age 100.

     TEMPORARY TERM RIDER, which provides insurance coverage from the date coverage is approved until a later Policy Date.

     SECONDARY GUARANTEE RIDER, which provides for a guaranteed death benefit to age 100.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

     GUARANTEED SURVIVOR PLUS PURCHASE OPTION, which allows the beneficiary, upon the death of the insured, or the owner, under specified circumstances, to purchase coverage on a designated life or lives without providing evidence of insurability.

     OPTIONS TO PURCHASE ADDITIONAL LIFE INSURANCE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability.

     ADJUSTABLE BENEFIT TERM RIDER, which provides term insurance coverage on the insured that allows annual adjustments and which terminates at age 100.

     ACCELERATION OF DEATH BENEFIT RIDER, which provides for an accelerated payment of all or part of the Policy's death benefit, on a discounted basis, if the insured is terminally ill, as defined in the rider.

     ANNIVERSARY PARTIAL WITHDRAWAL RIDER, which allows cash value to be withdrawn without reducing the Policy's face amount.

     SPLIT DOLLAR PARTIAL WITHDRAWAL ENDORSEMENT, which provides for a one-time withdrawal of cash value in connection with a split dollar life insurance arrangement.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                              THE GENERAL ACCOUNT

     THE POLICY HAS A GENERAL ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

     You may allocate net premiums and transfer cash value to the General Account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the General Account are not registered under the Securities Act of 1933. The General Account is not registered as an investment company under the Investment Company Act of 1940. Therefore, neither the General Account nor any interest therein is generally subject to the provisions of these Acts, and the SEC does not review General Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     The General Account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our General Account assets. General Account allocations do not share in the actual investment experience of the General Account. Instead, we guarantee that the General Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the General Account periodically. The General Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the General Account increases from net premiums allocated and transfers to the General Account and General Account interest, and decreases from loans, partial withdrawals made from the General Account, charges and transfers from the General Account. We deduct charges from the General Account and the Policy's Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Separate Account, the General Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the General Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits".)

POLICY TRANSACTIONS

     Except as described below, the General Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the General Account.


     After the Right to Examine Policy period, a portion of the cash value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. The amount of any partial withdrawal (net of applicable Surrender Charges) or any transfer must be at least $500, unless the balance remaining would be less than $100, in which case you may withdraw or transfer the entire General Account cash value. No amount may be withdrawn from the General Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. The total amount of transfers and withdrawals in a Policy year may not exceed a Maximum Amount equal to the greater of (a) 25% of the Policy's cash surrender value in the General Account at the beginning of the Policy year, or (b) the previous Policy year's Maximum Amount (not to exceed the total cash surrender value of the Policy). We are not currently imposing this maximum limit, but we reserve the right to do so.


     Transfers and premium allocations to, and withdrawals from, the General Account are limited by the Maximum Allocation Percent and Maximum Withdrawal Percent Limit set forth in your Policy and in effect at the time a transfer request is made.

     There is no transaction charge for the first twelve partial withdrawals or twelve transfers in a Policy year. We reserve the right to limit partial withdrawals and transfers to twelve each in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Divisions and the General Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Loan Sub-Account bears to the total value of the Loan Account. The amount transferred from the Policy's Divisions and the General Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Divisions and the General Account in proportion to the Policy's cash value in each on the day it is credited.

     Unless you request otherwise, we take partial withdrawals from the Policy's Divisions and the General Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value. If current restrictions on the General Account will not permit this allocation, we will ask you for an acceptable allocation.

     We can delay transfers, surrenders, withdrawals and Policy loans from the General Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

     - the death benefit, cash, and loan benefits under the Policy

     - investment options, including premium allocations

     - administration of elective options

     - the distribution of reports to Policy Owners

Costs and expenses we incur:

     - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     - overhead and other expenses for providing services and benefits

     - sales and marketing expenses

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     - that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Asset Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 5% sales charge from premiums.

     The sales charge is currently 2% rather than 5% for premiums paid in Policy year 11 and thereafter.

     The maximum sales charge is 5.6% in North Carolina.

     PREMIUM TAX CHARGE. We deduct 2.5% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.5%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     The maximum premium tax charge is 1.9% in North Carolina.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $2,000 (in the first ten Policy years).

             NET
PREMIUM    PREMIUM
-------    -------
$2,000     $2,000
            - 175     (8.75% X 2,000 = total sales, premium tax and Federal tax
           -------    charges)
           $1,825     Net Premium

SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For insureds whose issue age is 90 at issue of the Policy, or the face amount increase, the Surrender Charge period is nine years.) The maximum Surrender Charge is shown in your Policy.

     For the first partial withdrawal in any Policy year, no Surrender Charge will apply to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).

     We base the Surrender Charge on a percentage of the Target Premium. The Surrender Charge that applies during the first Policy year (or the first year following a face amount increase) is equal to 45% of the Target Premium. After the first Policy year, the Surrender Charge declines ratably on a monthly basis until it reaches $0 in the last month of the tenth Policy year (or the tenth year following a face amount increase).

                         EXAMPLES -- SURRENDER CHARGES

                                   HYPOTHETICAL            MAXIMUM SURRENDER
  INSURED                         TARGET PREMIUM                CHARGE
  -------                   ---------------------------    -----------------
  Male, Age 45                       $   6,900                 $   3,105
  Preferred Nonsmoker
  Face Amount $500,000
  Female, Age 45                     $   1,328                 $     598
  Preferred Smoker
  Face Amount $100,000
  Male, Age 55                       $  25,990                 $  11,696
  Standard Smoker
  Face Amount $1,000,000

     The table below shows the maximum Surrender Charge that applies to the Policy. The table shows the charge that applies if the lapse, surrender or face amount reduction occurs in any month of Policy year one and in the last month of Policy years two through ten.

                                                                               THE MAXIMUM SURRENDER
                                                    FOR POLICIES WHICH ARE    CHARGE IS THE FOLLOWING
                                                    SURRENDERED, LAPSED OR       PERCENTAGE OF ONE
                                                        REDUCED DURING            TARGET PREMIUM
                                                    ----------------------    -----------------------
Entire Policy Year                                             1                          45%
Last Month of Policy Years                                     2                          40%
                                                               3                          35%
                                                               4                          30%
                                                               5                          25%
                                                               6                          20%
                                                               7                          15%
                                                               8                          10%
                                                               9                           5%
                                                              10                           0%

     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option".)

     The surrender charge reduces the Policy's cash value in the Divisions and the General Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a processing charge on each partial withdrawal in excess of 12 per Policy year. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

     We reserve the right to impose a processing charge of $25 on each transfer between Divisions or between a Division and the General Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. Transfers due to dollar cost averaging or portfolio rebalancing do not count as transfers for the purpose of assessing this charge.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement".)

     -- If the five-year No Lapse Premium guarantee or the Secondary Guarantee Rider is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement".)

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 100.

     The Monthly Deduction reduces the cash value in each Division of the Separate Account and in the General Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Division of the Separate Account or to the General Account. If, in any month, the designated account has insufficient cash surrender value to satisfy the Monthly Deduction, we will charge the Monthly Deduction to all Divisions and, if applicable, the General Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is currently equal to $25.00 per month in the first Policy year and $6.00 per month thereafter (guaranteed not to exceed these amounts in any year). The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     ADMINISTRATION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and during the first ten Policy years following a face amount increase, we impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge ranges from approximately 3 cents to 38 cents per $1000 of base Policy and Supplemental Coverage Term Rider face amount, and varies by the insured's issue age and underwriting class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, the charge is applied only to the base Policy face amount.

     FACE AMOUNT INCREASE ADMINISTRATIVE CHARGE. Each time there is an underwritten increase in the face amount of the base Policy, we deduct a one-time Face Amount Increase Administration Charge of $100 from the Policy's cash value on the monthly anniversary when the increase takes place. This charge compensates us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction, except for the cost of insurance, Waiver of Monthly Deduction Rider and Secondary Guarantee Rider charges. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  substandard rating

     --  age on the first day of the Policy year

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will also depend on

     --  underwriting class

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase).

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 1980 Nonsmoker CSO Tables, for Policies issued on juvenile insureds (below age 18 at issue).

        However, in all states except New Jersey, the maximum rates for coverage provided under the Supplemental Coverage Term Rider will be based on 110% of the applicable 1980 CSO Table rates.

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The underwriting classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, rated nonsmoker, guaranteed issue smoker and guaranteed issue nonsmoker

     --  for Policies issued on juvenile insureds: standard and rated.

     Rated and guaranteed issue Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of guaranteed issue Policies.)

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage Term Rider) of $50,000 or more where the issue age is 18 through 90.

     The elite nonsmoker class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. The classes available are guaranteed issue smoker and guaranteed issue nonsmoker. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, these Policies have their own cost of insurance rates. The cost of insurance rates are guaranteed not to exceed 100% of the 1980 CSO Tables (with smoker/nonsmoker modifications for non-juvenile insureds). Generally the current guaranteed issue rates will exceed current cost of insurance rates for a comparable underwritten Policy.

     Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis.

     CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

     ASSET CHARGE. We impose a charge for our mortality and expense risks. Currently, the charge is made monthly, based on the cash value of the Policy in the Divisions of the Separate Account, at an annual rate of .60% in Policy years 1 through 10; .25% in Policy years 11 through 20; and .15% thereafter. The charge is guaranteed not to exceed .70% in Policy years 1 through 10; .35% in Policy years 11 through 20; and .25% thereafter.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 3.5% per year, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than .50%.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE DIVISIONS OF THE SEPARATE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "General American's Income Taxes".)

     ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is additional uncertainty and some risk that your Policy will not be treated as a life insurance contract under Federal tax law. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the

     Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a Modified Endowment Contract, distributions will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by General American (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance policy purchase.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the maximum rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and
$3,500,000 in 2009.


     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy beyond the insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's Attained Age 100.


     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.


     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover,

Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


     Split dollar insurance plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.


     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

GENERAL AMERICAN'S INCOME TAXES

     Under current Federal income tax law, General American is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES

     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (formerly General American Distributors, Inc.) ("Distributor") for the distribution and sale of the Policies. Distributor may enter into selling agreements with other broker-dealers ("selling firms") for the sale of the Policies. We pay commissions to Distributor for sales of the Policies by selling firms. We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds, and the BlackRock Diversified Portfolio, makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments range from 0.15% to 0.25% of Separate Account assets invested in the particular Eligible Fund. (See "Fee Tables--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses.) An affiliate of General American may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund. We also pay for Distributor's operating and other expenses.

     Distributor has entered into selling agreements with affiliated and unaffiliated selling firms under which sales representatives will receive commissions based on commission schedules and rules that vary based on the sales representative's contract. The maximum agent level commissions we and/or Distributor pay for sale of the Policy are: 90% of Target Premium and 3% of excess premium paid in year 1; 2% of premium paid in years 2-10; a service fee of 1% of premium paid in years 11 and later; and an additional service fee of ..10% of the Policy's unloaned cash value after the first Policy year. Under an alternative commission schedule available to sales representatives of certain affiliated selling firms, commissions paid in the first Policy year could be less than these amounts and service fees in later years could be greater than these amounts, although we anticipate that total commissions paid under either schedule would be equivalent on a present value basis. Sales representatives receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.

     We and/or Distributor may also make bonus payments to selling firms, which in some cases may be based on anticipated sales of the Policy. These payments are made under one of three alternative schedules that depend on the terms of the selling agreement Distributor has entered into with the selling firm. Taking these bonus amounts into consideration, the maximum total compensation we and/or Distributor pay for sale of the Policy is generally not expected to exceed, on a present value basis, the maximum compensation described above plus 30% of Target Premium and .25% of excess premium paid in year 1; and .25% of premiums paid thereafter.

     We may also pay for the operating and other expenses of affiliated selling firms, including the following sales expenses: sales representative training allowances; compensation and bonuses for the affiliated selling firms' management team; advertising expenses; and all other expenses of distributing the Policies. Because registered representatives of affiliated selling firms are also agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In certain cases, the additional cash compensation paid is based on the amount of proprietary products sold. Proprietary products are products issued by General American or its affiliates. Receipt of this additional compensation may provide sales representatives with an incentive to favor proprietary products over similar products issued by non-affiliates. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     A portion of the payments made to unaffiliated selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


     Distributor may also enter into preferred distribution arrangements with certain selling firms, under which it pays additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.



     The preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

     General American, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. In addition, on May 14, 2004, MetLife, Inc. announced that General American had received a "Wells Notice" from the Securities and Exchange Commission in connection with an SEC investigation regarding market timing and late trading in a limited number of its privately-placed variable insurance contracts. The Wells Notice provides notice that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of U.S. securities laws. Under SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. General American continues to cooperate fully with the SEC in its investigation and is not aware of any systemic problems with respect to such matters. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, General American does not believe any such litigation or proceedings will have a materially adverse impact upon the Separate Account, or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of General American to meet its obligations under the Policies.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



     The financial statements of General American Separate Account Eleven included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                              FINANCIAL STATEMENTS

     You may find the financial statements of the Company in the Statement of Additional Information. General American's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    GLOSSARY

     ACCOUNT.  A Division of the Separate Account or the General Account.

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the General Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     GENERAL ACCOUNT. The General Account is the account that holds all of our assets other than those allocated to the Loan Account or the Separate Account (or any other separate account) and to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or General Accounts is transferred when a Policy loan is taken.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you (or, in New Jersey, the date on which we receive your initial payment). Under our current administrative rules, any Policy that would be dated on the 29th, 30th or 31st of the month will receive a Policy Date of the 28th.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Surrender Charge that may apply on a surrender, lapse, face amount reduction, or a partial withdrawal or change in death benefit option that results in a face amount reduction. The Target Premium varies by issue age, sex, smoking status and any substandard rating of the insured and the Policy's base face amount.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits".)

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

      AGE OF                                AGE OF
INSURED AT START OF   PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
  THE POLICY YEAR      CASH VALUE       THE POLICY YEAR      CASH VALUE
-------------------   -------------   -------------------   -------------
  0 through 40             250               61                  128
       41                  243               62                  126
       42                  236               63                  124
       43                  229               64                  122
       44                  222               65                  120
       45                  215               66                  119
       46                  209               67                  118
       47                  203               68                  117
       48                  197               69                  116
       49                  191               70                  115
       50                  185               71                  113
       51                  178               72                  111
       52                  171               73                  109
       53                  164               74                  107
       54                  157         75 through 90             105
       55                  150               91                  104
       56                  146               92                  103
       57                  142               93                  102
       58                  138         94 through 99             101
       59                  134              100+                 100
       60                  130

     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                                              NET SINGLE PREMIUM
                                                              -------------------
AGE                                                             MALE      FEMALE
---                                                           --------   --------
30..........................................................  5.11461    5.73493
40..........................................................  3.65441    4.10179
50..........................................................  2.64084    2.97655
60..........................................................  1.96130    2.20154
70..........................................................  1.53027    1.67101
80..........................................................  1.27945    1.33624
90..........................................................  1.14453    1.15541
100.........................................................  1.00000    1.00000

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                           AND CASH SURRENDER VALUES

     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $400,000 for a male aged 40. The insured is assumed to be in the preferred nonsmoker underwriting class. The tables assume no rider benefits and assume that no allocations are made to the General Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges".) Illustrations show the Option A death benefit.

     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Policy charge, an administration and issue expense charge, an asset charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 10 Policy years. (See "Charges".) The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .79% of the average daily net assets of the Eligible Funds. This average does not reflect expense subsidies by the investment advisers of certain Eligible Funds.



     The gross rates of return used in the illustrations do not reflect the deductions of the charges and expenses of the Eligible Funds. Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 10%, correspond to net investment experience at constant annual rates of -.79%, 5.17% and 9.13%, respectively.


     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 40
                           $4,440 ANNUAL PREMIUM FOR
                     PREFERRED NONSMOKER UNDERWRITING RISK
                              $400,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                   DEATH BENEFIT                    CASH SURRENDER VALUE                     CASH VALUE
               ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL
                    GROSS ANNUAL                        GROSS ANNUAL                        GROSS ANNUAL
END OF           RATE OF RETURN OF                    RATE OF RETURN OF                   RATE OF RETURN OF
POLICY   ----------------------------------   ---------------------------------   ---------------------------------
 YEAR       0%          6%          10%         0%          6%          10%         0%          6%          10%
------      --          --          ---         --          --          ---         --          --          ---
   1     $400,000   $  400,000   $  400,000   $   172   $      354   $      475   $ 2,170   $    2,352   $    2,473
   2      400,000      400,000      400,000     2,709        3,214        3,564     4,485        4,990        5,340
   3      400,000      400,000      400,000     5,161        6,143        6,843     6,715        7,697        8,397
   4      400,000      400,000      400,000     7,706        9,321       10,512     9,038       10,653       11,844
   5      400,000      400,000      400,000    10,727       13,158       15,006    11,837       14,268       16,116
   6      400,000      400,000      400,000    13,669       17,118       19,822    14,557       18,006       20,710
   7      400,000      400,000      400,000    16,520       21,193       24,973    17,186       21,859       25,639
   8      400,000      400,000      400,000    19,288       25,398       30,496    19,732       25,842       30,940
   9      400,000      400,000      400,000    21,983       29,745       36,433    22,205       29,967       36,655
  10      400,000      400,000      400,000    24,603       34,242       42,817    24,603       34,242       42,817
  15      400,000      400,000      400,000    40,352       64,107       88,831    40,352       64,107       88,831
  20      400,000      400,000      400,000    53,406      100,252      157,692    53,406      100,252      157,692
  25      400,000      400,000      400,000    63,724      145,162      263,946    63,724      145,162      263,946
  30      400,000      400,000      492,985    69,099      200,101      428,682    69,099      200,101      428,682
  35      400,000      400,000      715,341    67,447      268,867      681,277    67,447      268,867      681,277
  40      400,000      400,000    1,121,853    53,396      358,317    1,068,432    53,396      358,317    1,068,432
  45      400,000      501,345    1,738,125    16,051      477,471    1,655,357    16,051      477,471    1,655,357
  50                   657,000    2,664,356                625,715    2,537,482                625,715    2,537,482
  55                   822,056    3,920,371                813,917    3,881,555                813,917    3,881,555
  60                 1,057,414    5,956,632              1,057,414    5,956,632              1,057,414    5,956,632


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GENERAL AMERICAN OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                           $4,440 ANNUAL PREMIUM FOR
                     PREFERRED NONSMOKER UNDERWRITING RISK
                              $400,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                  DEATH BENEFIT                  CASH SURRENDER VALUE                  CASH VALUE
              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
                   GROSS ANNUAL                      GROSS ANNUAL                     GROSS ANNUAL
END OF          RATE OF RETURN OF                 RATE OF RETURN OF                RATE OF RETURN OF
POLICY   --------------------------------   ------------------------------   ------------------------------
 YEAR       0%         6%         10%         0%        6%         10%         0%        6%         10%
------      --         --         ---         --        --         ---         --        --         ---
   1     $400,000   $400,000   $  400,000   $     0   $   165   $      282   $ 1,987   $ 2,163   $    2,280
   2      400,000    400,000      400,000     2,330     2,812        3,145     4,106     4,588        4,921
   3      400,000    400,000      400,000     4,574     5,500        6,162     6,128     7,054        7,716
   4      400,000    400,000      400,000     6,712     8,222        9,337     8,044     9,554       10,669
   5      400,000    400,000      400,000     8,745    10,978       12,682     9,855    12,088       13,792
   6      400,000    400,000      400,000    10,662    13,756       16,200    11,550    14,644       17,088
   7      400,000    400,000      400,000    12,455    16,551       19,898    13,121    17,217       20,564
   8      400,000    400,000      400,000    14,121    19,357       23,787    14,565    19,801       24,231
   9      400,000    400,000      400,000    15,653    22,169       27,878    15,875    22,391       28,100
  10      400,000    400,000      400,000    17,038    24,973       32,176    17,038    24,973       32,176
  15      400,000    400,000      400,000    24,484    42,492       61,965    24,484    42,492       61,965
  20      400,000    400,000      400,000    25,052    58,157      101,471    25,052    58,157      101,471
  25      400,000    400,000      400,000    14,363    67,765      155,049    14,363    67,765      155,049
  30                 400,000      400,000              60,818      229,701              60,818      229,701
  35                 400,000      400,000              14,175      346,668              14,175      346,668
  40                              571,760                          544,534                          544,534
  45                              876,136                          834,416                          834,416
  50                            1,307,644                        1,245,376                        1,245,376
  55                            1,879,562                        1,860,952                        1,860,952
  60                            2,789,945                        2,789,945                        2,789,945


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GENERAL AMERICAN OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-638-9294. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For information about historical values of the Separate Account Divisions, for Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call 1-800-638-9294.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.


     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-9303.


File No. 811-4901

                                 ANNUAL REPORT

                                       OF

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                       OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               DECEMBER 31, 2005

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of General American Separate Account Eleven and the Board of Directors of General American Life Insurance Company

We have audited the accompanying statement of assets and liabilities of each of the divisions (as disclosed in Note 1 to the financial statements) comprising General American Separate Account Eleven (the "Separate Account") of General American Life Insurance Company ("General American") as of December 31, 2005, and the related statements of operations and changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the divisions of the Separate Account of General American as of December 31, 2005, the results of their operations and the changes in their net assets for each of the periods in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, Florida
March 14, 2006

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2005

                                        VIP                VIP                                               VAN ECK WORLDWIDE
                                   EQUITY-INCOME         GROWTH          VIP OVERSEAS       VIP MID-CAP         HARD ASSETS
                                      DIVISION          DIVISION           DIVISION           DIVISION           DIVISION
                                  ----------------   ---------------   ----------------   ----------------   -----------------
ASSETS:
INVESTMENTS AT FAIR VALUE
FIDELITY VARIABLE INSURANCE PRODUCTS
("FIDELITY FUNDS")
VIP Equity-Income Portfolio
 (1,069,987 shares; cost
 $24,092,026)...................  $     27,273,959   $            --   $             --   $             --   $             --
VIP Growth Portfolio
 (1,079,509 shares; cost
 $39,452,831)...................                --        36,379,453                 --                 --                 --
VIP Overseas Portfolio
 (694,710 shares; cost
 $11,102,519)...................                --                --         14,317,966                 --                 --
VIP Mid-Cap Portfolio
 (344,867 shares; cost
 $8,429,345)....................                --                --                 --         12,108,267                 --
VAN ECK WORLDWIDE INSURANCE TRUST
("VAN ECK WORLDWIDE FUND")
Van Eck Worldwide Hard Assets
 Portfolio
 (113,323 shares; cost
 $2,061,586)....................                --                --                 --                 --          3,143,586
Van Eck Worldwide Emerging
 Markets Portfolio
 (154,991 shares; cost
 $2,336,799)....................                --                --                 --                 --                 --
RUSSELL INVESTMENT FUNDS ("RUSSELL FUNDS")
Russell Multi-Style Equity
 Portfolio
 (433,656 shares; cost
 $5,330,964)....................                --                --                 --                 --                 --
Russell Core Bond Portfolio
 (190,556 shares; cost
 $1,976,291)....................                --                --                 --                 --                 --
Russell Aggressive Equity
 Portfolio
 (186,091 shares; cost
 $2,309,140)....................                --                --                 --                 --                 --
Russell Non-US Portfolio
 (188,136 shares; cost
 $1,829,681)....................                --                --                 --                 --                 --
J.P. MORGAN SERIES TRUST II ("J.P. MORGAN FUND")
J.P. Morgan Bond Portfolio
 (315,027 shares; cost
 $3,800,061)....................                --                --                 --                 --                 --
J.P. Morgan Small Company
 Portfolio
 (425,735 shares; cost
 $6,239,793)....................                --                --                 --                 --                 --
METROPOLITAN SERIES FUND, INC.
("METROPOLITAN FUND")
FI Mid-Cap Opportunities
 Portfolio
 (153,580 shares; cost
 $2,266,312)....................                --                --                 --                 --                 --
T. Rowe Price Small Cap
 Portfolio
 (412,074 shares; cost
 $5,131,134)....................                --                --                 --                 --                 --
T. Rowe Price Large Cap Growth
 Portfolio
 (341,823 shares; cost
 $3,980,751)....................                --                --                 --                 --                 --
Neuberger Berman Mid-Cap Value
 Portfolio
 (145,573 shares; cost
 $2,704,671)....................                --                --                 --                 --                 --
FI International Stock Portfolio
 (266,941 shares; cost
 $2,789,375)....................                --                --                 --                 --                 --
Morgan Stanley EAFE Index
 Portfolio
 (705,972 shares; cost
 $6,430,673)....................                --                --                 --                 --                 --
                                  ----------------   ---------------   ----------------   ----------------   ----------------
Total Investments...............        27,273,959        36,379,453         14,317,966         12,108,267          3,143,586
Cash and Accounts Receivable....                --                --                 --                831                 --
                                  ----------------   ---------------   ----------------   ----------------   ----------------
Total Assets....................        27,273,959        36,379,453         14,317,966         12,109,098          3,143,586
LIABILITIES:
Due to General American Life
 Insurance Company..............            (5,910)           (3,632)            (3,523)                --                (54)
                                  ----------------   ---------------   ----------------   ----------------   ----------------
NET ASSETS......................  $     27,268,049   $    36,375,821   $     14,314,443   $     12,109,098   $      3,143,532
                                  ================   ===============   ================   ================   ================
Units Outstanding...............         1,222,942         1,958,718            739,654            604,861            118,357
Unit Fair Values................  $12.61 to $33.00   $8.99 to $28.74   $12.30 to $25.64   $19.61 to $20.63   $23.31 to $31.53

                                  VAN ECK WORLDWIDE        RUSSELL              RUSSELL
                                  EMERGING MARKETS    MULTI-STYLE EQUITY       CORE BOND
                                      DIVISION             DIVISION            DIVISION
                                  -----------------   ------------------   -----------------
ASSETS:
INVESTMENTS AT FAIR VALUE
FIDELITY VARIABLE INSURANCE PROD
("FIDELITY FUNDS")
VIP Equity-Income Portfolio
 (1,069,987 shares; cost
 $24,092,026)...................  $             --     $             --    $             --
VIP Growth Portfolio
 (1,079,509 shares; cost
 $39,452,831)...................                --                   --                  --
VIP Overseas Portfolio
 (694,710 shares; cost
 $11,102,519)...................                --                   --                  --
VIP Mid-Cap Portfolio
 (344,867 shares; cost
 $8,429,345)....................                --                   --                  --
VAN ECK WORLDWIDE INSURANCE TRUS
("VAN ECK WORLDWIDE FUND")
Van Eck Worldwide Hard Assets
 Portfolio
 (113,323 shares; cost
 $2,061,586)....................                --                   --                  --
Van Eck Worldwide Emerging
 Markets Portfolio
 (154,991 shares; cost
 $2,336,799)....................         3,085,868                   --                  --
RUSSELL INVESTMENT FUNDS ("RUSSE
Russell Multi-Style Equity
 Portfolio
 (433,656 shares; cost
 $5,330,964)....................                --            5,797,988                  --
Russell Core Bond Portfolio
 (190,556 shares; cost
 $1,976,291)....................                --                   --           1,949,382
Russell Aggressive Equity
 Portfolio
 (186,091 shares; cost
 $2,309,140)....................                --                   --                  --
Russell Non-US Portfolio
 (188,136 shares; cost
 $1,829,681)....................                --                   --                  --
J.P. MORGAN SERIES TRUST II ("J.
J.P. Morgan Bond Portfolio
 (315,027 shares; cost
 $3,800,061)....................                --                   --                  --
J.P. Morgan Small Company
 Portfolio
 (425,735 shares; cost
 $6,239,793)....................                --                   --                  --
METROPOLITAN SERIES FUND, INC.
("METROPOLITAN FUND")
FI Mid-Cap Opportunities
 Portfolio
 (153,580 shares; cost
 $2,266,312)....................                --                   --                  --
T. Rowe Price Small Cap
 Portfolio
 (412,074 shares; cost
 $5,131,134)....................                --                   --                  --
T. Rowe Price Large Cap Growth
 Portfolio
 (341,823 shares; cost
 $3,980,751)....................                --                   --                  --
Neuberger Berman Mid-Cap Value
 Portfolio
 (145,573 shares; cost
 $2,704,671)....................                --                   --                  --
FI International Stock Portfolio
 (266,941 shares; cost
 $2,789,375)....................                --                   --                  --
Morgan Stanley EAFE Index
 Portfolio
 (705,972 shares; cost
 $6,430,673)....................                --                   --                  --
                                  ----------------     ----------------    ----------------
Total Investments...............         3,085,868            5,797,988           1,949,382
Cash and Accounts Receivable....                --                  791                  --
                                  ----------------     ----------------    ----------------
Total Assets....................         3,085,868            5,798,779           1,949,382
LIABILITIES:
Due to General American Life
 Insurance Company..............              (845)                  --                  --
                                  ----------------     ----------------    ----------------
NET ASSETS......................  $      3,085,023     $      5,798,779    $      1,949,382
                                  ================     ================    ================
Units Outstanding...............           122,268              410,599             127,263
Unit Fair Values................  $21.40 to $33.53     $10.59 to $16.27    $14.13 to $16.32

                       See Notes to Financial Statements

        RUSSELL
       AGGRESSIVE          RUSSELL          J.P. MORGAN      J.P. MORGAN SMALL     FI MID-CAP       T. ROWE PRICE
         EQUITY            NON-U.S.             BOND              COMPANY         OPPORTUNITIES    SMALL CAP GROWTH
        DIVISION           DIVISION           DIVISION           DIVISION           DIVISION           DIVISION
    ----------------   ----------------   ----------------   -----------------   ---------------   ----------------
    $             --   $             --   $--..............  $             --    $            --   $            --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
           2,679,709                 --   --..............                 --                 --                --
                  --          2,385,566   --..............                 --                 --                --
                  --                 --          3,739,372                 --                 --                --
                  --                 --   --..............          6,777,704                 --                --
                  --                 --   --..............                 --          2,683,038                --
                  --                 --   --..............                 --                 --         6,234,682
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
    ----------------   ----------------   ----------------   ----------------    ---------------   ---------------
           2,679,709          2,385,566   3,739,372.......          6,777,704          2,683,038         6,234,682
                  --                 --   --..............                176                 --               185
    ----------------   ----------------   ----------------   ----------------    ---------------   ---------------
           2,679,709          2,385,566   3,739,372.......          6,777,880          2,683,038         6,234,867
                  --                 --                (69)                --               (126)               --
    ----------------   ----------------   ----------------   ----------------    ---------------   ---------------
    $      2,679,709   $      2,385,566   $3,739,303.......  $      6,777,880    $     2,682,912   $     6,234,867
    ================   ================   ================   ================    ===============   ===============
             154,299            156,749   275,424.........            386,091            484,150           619,816
    $12.61 to $19.30   $13.18 to $15.48   $       13.11 to   $15.50 to $18.52    $5.35 to $13.81   $9.78 to $13.50
                                          $14.27..........


      T. ROWE PRICE     NEUBERGER BERMAN           FI             MORGAN STANLEY
     LARGE CAP GROWTH    MID-CAP VALUE     INTERNATIONAL STOCK      EAFE INDEX
         DIVISION           DIVISION            DIVISION             DIVISION
     ----------------   ----------------   -------------------   ----------------
     $            --    $             --    $             --     $             --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
           4,624,866                  --                  --                   --
                  --           3,054,138                  --                   --
                  --                  --           3,598,366                   --
                  --                  --                  --            9,142,334
     ---------------    ----------------    ----------------     ----------------
           4,624,866           3,054,138           3,598,366            9,142,334
                  --                  --                  --                  956
     ---------------    ----------------    ----------------     ----------------
           4,624,866           3,054,138           3,598,366            9,143,290
                  --                (763)               (813)                  --
     ---------------    ----------------    ----------------     ----------------
     $     4,624,866    $      3,053,375    $      3,597,553     $      9,143,290
     ===============    ================    ================     ================
             466,875             193,015             249,702              536,803
     $9.59 to $12.68    $15.66 to $16.19    $14.24 to $14.71     $12.88 to $24.19

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2005

                                                   METLIFE        METLIFE MID-CAP       BLACKROCK          BLACKROCK
                                                 STOCK INDEX        STOCK INDEX      LARGE CAP VALUE      DIVERSIFIED
                                                   DIVISION           DIVISION           DIVISION           DIVISION
                                               ----------------   ----------------   ----------------   ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE
METROPOLITAN FUND -- (CONTINUED)
MetLife Stock Index Portfolio
 (2,465,321 shares; cost $61,849,890)........  $     81,848,668   $             --   $             --   $             --
MetLife Mid-Cap Stock Index Portfolio
 (58,156 shares; cost $742,853)..............                --            839,193                 --                 --
BlackRock Large Cap Value Portfolio
 (669,948 shares; cost $6,135,431)...........                --                 --          8,414,553                 --
BlackRock Diversified Portfolio
 (642,654 shares; cost $8,825,694)...........                --                 --                 --         10,494,315
Lehman Brothers Aggregate Bond Index
 Portfolio
 (1,249,347 shares; cost $13,459,085)........                --                 --                 --                 --
BlackRock Strategic Value Portfolio
 (599,758 shares; cost $8,823,147)...........                --                 --                 --                 --
Russell 2000 Index Portfolio
 (263,958 shares; cost $3,325,433)...........                --                 --                 --                 --
Harris Oakmark Large Cap Value Portfolio
 (303,636 shares; cost $3,776,342)...........                --                 --                 --                 --
BlackRock Legacy Large Cap Growth Portfolio
 (113,657 shares; cost $2,012,489)...........                --                 --                 --                 --
Harris Oakmark Focused Value Portfolio
 (24,512 shares; cost $5,487,810)............                --                 --                 --                 --
Davis Venture Value Portfolio
 (229,510 shares; cost $6,309,435)...........                --                 --                 --                 --
BlackRock Money Market Portfolio
 (171,332 shares; cost $17,133,230)..........                --                 --                 --                 --
BlackRock Bond Income Portfolio
 (20,402 shares; cost $2,245,716)............                --                 --                 --                 --
BlackRock Aggressive Growth Portfolio
 (240,629 shares; cost $4,163,522)...........                --                 --                 --                 --
MFS Total Return Portfolio
 (29,819 shares; cost $4,067,316)............                --                 --                 --                 --
Salomon Brothers U.S. Government Portfolio
 (8,048 shares; cost $98,075)................                --                 --                 --                 --
MetLife Conservative Allocation Portfolio
 (867 shares; cost $8,935)...................                --                 --                 --                 --
MetLife Conservative to Moderate Allocation
 Portfolio (8 shares; cost $84)..............                --                 --                 --                 --
                                               ----------------   ----------------   ----------------   ----------------
Total Investments............................        81,848,668            839,193          8,414,553         10,494,315
Cash and Accounts Receivable.................                --                 --                 --                 --
                                               ----------------   ----------------   ----------------   ----------------
Total Assets.................................        81,848,668            839,193          8,414,553         10,494,315

LIABILITIES:
Due to General American Life Insurance
 Company.....................................            (1,782)              (863)              (230)            (7,028)
                                               ----------------   ----------------   ----------------   ----------------
NET ASSETS...................................  $     81,846,886   $        838,330   $      8,414,323   $     10,487,287
                                               ================   ================   ================   ================
Units Outstanding............................         4,641,378             52,235            316,595            510,436
Unit Fair Values.............................  $10.63 to $48.01   $14.22 to $17.17   $12.73 to $44.93   $12.13 to $43.45


                                                 LEHMAN BROTHERS      BLACKROCK STRATEGIC       RUSSELL         HARRIS OAKMARK
                                               AGGREGATE BOND INDEX          VALUE             2000 INDEX      LARGE CAP VALUE
                                                     DIVISION              DIVISION             DIVISION           DIVISION
                                               --------------------   -------------------   ----------------   ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE
METROPOLITAN FUND -- (CONTINUED)
MetLife Stock Index Portfolio
 (2,465,321 shares; cost $61,849,890)........    $             --      $             --     $             --   $             --
MetLife Mid-Cap Stock Index Portfolio
 (58,156 shares; cost $742,853)..............                  --                    --                   --                 --
BlackRock Large Cap Value Portfolio
 (669,948 shares; cost $6,135,431)...........                  --                    --                   --                 --
BlackRock Diversified Portfolio
 (642,654 shares; cost $8,825,694)...........                  --                    --                   --                 --
Lehman Brothers Aggregate Bond Index
 Portfolio
 (1,249,347 shares; cost $13,459,085)........          13,505,446                    --                   --                 --
BlackRock Strategic Value Portfolio
 (599,758 shares; cost $8,823,147)...........                  --            11,131,501                   --                 --
Russell 2000 Index Portfolio
 (263,958 shares; cost $3,325,433)...........                  --                    --            3,674,300                 --
Harris Oakmark Large Cap Value Portfolio
 (303,636 shares; cost $3,776,342)...........                  --                    --                   --          3,974,600
BlackRock Legacy Large Cap Growth Portfolio
 (113,657 shares; cost $2,012,489)...........                  --                    --                   --                 --
Harris Oakmark Focused Value Portfolio
 (24,512 shares; cost $5,487,810)............                  --                    --                   --                 --
Davis Venture Value Portfolio
 (229,510 shares; cost $6,309,435)...........                  --                    --                   --                 --
BlackRock Money Market Portfolio
 (171,332 shares; cost $17,133,230)..........                  --                    --                   --                 --
BlackRock Bond Income Portfolio
 (20,402 shares; cost $2,245,716)............                  --                    --                   --                 --
BlackRock Aggressive Growth Portfolio
 (240,629 shares; cost $4,163,522)...........                  --                    --                   --                 --
MFS Total Return Portfolio
 (29,819 shares; cost $4,067,316)............                  --                    --                   --                 --
Salomon Brothers U.S. Government Portfolio
 (8,048 shares; cost $98,075)................                  --                    --                   --                 --
MetLife Conservative Allocation Portfolio
 (867 shares; cost $8,935)...................                  --                    --                   --                 --
MetLife Conservative to Moderate Allocation
 Portfolio (8 shares; cost $84)..............                  --                    --                   --                 --
                                                 ----------------      ----------------     ----------------   ----------------
Total Investments............................          13,505,446            11,131,501            3,674,300          3,974,600
Cash and Accounts Receivable.................                  --                    --                1,541                 --
                                                 ----------------      ----------------     ----------------   ----------------
Total Assets.................................          13,505,446            11,131,501            3,675,841          3,974,600

LIABILITIES:
Due to General American Life Insurance
 Company.....................................             (10,636)               (1,757)                  --                 --
                                                 ----------------      ----------------     ----------------   ----------------
NET ASSETS...................................    $     13,494,810      $     11,129,744     $      3,675,841   $      3,974,600
                                                 ================      ================     ================   ================
Units Outstanding............................             774,171               575,468              274,071            351,694
Unit Fair Values.............................    $11.89 to $30.98      $13.17 to $20.11     $13.18 to $14.07   $11.18 to $11.55


    BLACKROCK LEGACY    HARRIS OAKMARK         DAVIS         BLACKROCK MONEY     BLACKROCK BOND        BLACKROCK
    LARGE CAP GROWTH    FOCUSED VALUE      VENTURE VALUE          MARKET             INCOME        AGGRESSIVE GROWTH
        DIVISION           DIVISION           DIVISION           DIVISION           DIVISION           DIVISION
    ----------------   ----------------   ----------------   ----------------   ----------------   -----------------
    $            --    $             --   $             --   $             --   $             --   $             --
                 --                  --   --..............                 --                 --                 --
                 --                  --   --..............                 --                 --                 --
                 --                  --   --..............                 --                 --                 --
                 --                  --   --..............                 --                 --                 --
                 --                  --   --..............                 --                 --                 --
                 --                  --   --..............                 --                 --                 --
                 --                  --                 --                 --                 --                 --
          2,466,352                  --                 --                 --                 --                 --
                 --           6,499,852                 --                 --                 --                 --
                 --                  --          7,094,184                 --                 --                 --
                 --                  --                 --         17,133,236                 --                 --
                 --                  --                 --                 --          2,254,187                 --
                 --                  --                 --                 --                 --          5,402,120
                 --                  --                 --                 --                 --                 --
                 --                  --                 --                 --                 --                 --
                 --                  --                 --                 --                 --                 --
                 --                  --                 --                 --                 --                 --
    ---------------    ----------------   ----------------   ----------------   ----------------   ----------------
          2,466,352           6,499,852          7,094,184         17,133,236          2,254,187          5,402,120
                 --                  --                831                 --                325                 64
    ---------------    ----------------   ----------------   ----------------   ----------------   ----------------
          2,466,352           6,499,852          7,095,015         17,133,236          2,254,512          5,402,184
               (109)               (135)                --               (315)                --                 --
    ---------------    ----------------   ----------------   ----------------   ----------------   ----------------
    $     2,466,243    $      6,499,717   $      7,095,015   $     17,132,921   $      2,254,512   $      5,402,184
    ===============    ================   ================   ================   ================   ================
            321,441             407,084            516,399          1,349,216            190,536            374,916
    $7.24 to $11.81    $14.02 to $16.62   $13.46 to $13.91   $10.56 to $20.54   $11.67 to $12.06   $10.21 to $18.27

                                                              METLIFE
                                               METLIFE      CONSERVATIVE
           MFS           SALOMON BROTHERS    CONSERVATIVE   TO MODERATE
       TOTAL RETURN      U.S. GOVERNMENT      ALLOCATION     ALLOCATION
         DIVISION            DIVISION          DIVISION       DIVISION
     ----------------   ------------------   ------------   ------------
     $             --   $               --     $    --        $    --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
            4,415,605                   --          --             --
                   --               98,347          --             --
                   --                   --       8,992             --
                   --                   --          --             86
     ----------------   ------------------     -------        -------
            4,415,605               98,347       8,992             86
                   --                   32          --             --
     ----------------   ------------------     -------        -------
            4,415,605               98,379       8,992             86
                  (58)                  --          --             --
     ----------------   ------------------     -------        -------
     $      4,415,547   $           98,379     $ 8,992        $    86
     ================   ==================     =======        =======
              281,072                  556          86              1
     $12.35 to $19.94   $171.45 to $189.50     $104.13        $106.43

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2005

                                                    METLIFE
                                      METLIFE     MODERATE TO    METLIFE
                                      MODERATE    AGGRESSIVE    AGGRESSIVE   JANUS AGGRESSIVE     RCM GLOBAL           PIMCO
                                     ALLOCATION   ALLOCATION    ALLOCATION        GROWTH          TECHNOLOGY        TOTAL RETURN
                                      DIVISION     DIVISION      DIVISION        DIVISION          DIVISION           DIVISION
                                     ----------   -----------   ----------   ----------------   ---------------   ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE
METROPOLITAN FUND -- (CONTINUED)
MetLife Moderate Allocation
 Portfolio
 (1,396 shares; cost $14,975)......   $15,105       $    --      $    --     $            --    $            --   $             --
MetLife Moderate to Aggressive
 Allocation Portfolio
 (3,365 shares; cost $37,184)......                  37,186           --                  --                 --                 --
MetLife Aggressive Allocation
 Portfolio
 (176 shares; cost $1,983).........        --            --        1,969                  --                 --                 --
MET INVESTORS SERIES TRUST ("MET INVESTORS
 FUND")
Janus Aggressive Growth Portfolio
 (48,415 shares; cost $342,682)....        --            --           --             421,213                 --                 --
RCM Global Technology Portfolio
 (102,782 shares; cost $467,096)...        --            --           --                  --            525,212                 --
PIMCO Total Return Portfolio
 (683,636 shares; cost
 $7,972,147).......................        --            --           --                  --                 --          7,930,180
T. Rowe Price Mid-Cap Growth
 Portfolio
 (288,086 shares; cost
 $2,081,429).......................        --            --           --                  --                 --                 --
Met/AIM Small Cap Growth Portfolio
 (70,636 shares; cost $868,958)....        --            --           --                  --                 --                 --
Lazard Mid-Cap Portfolio
 (27,048 shares; cost $370,069)....        --            --           --                  --                 --                 --
Harris Oakmark International
 Portfolio
 (321,520 shares; cost
 $4,520,237).......................        --            --           --                  --                 --                 --
Lord Abbett Growth & Income
 Portfolio
 (95,206 shares; cost
 $2,358,799).......................        --            --           --                  --                 --                 --
Lord Abbett Mid-Cap Value Portfolio
 (238,723 shares; cost
 $4,589,459).......................        --            --           --                  --                 --                 --
MFS Research International
 Portfolio
 (255,683 shares; cost
 $2,664,230).......................        --            --           --                  --                 --                 --
Neuberger Berman Real Estate
 Portfolio
 (108,041 shares; cost
 $1,362,086).......................        --            --           --                  --                 --                 --
Lord Abbett Bond Debenture
 Portfolio
 (717,944 shares; cost
 $8,782,655).......................        --            --           --                  --                 --                 --
Oppenheimer Capital Appreciation
 Portfolio
 (38 shares; cost $334)............        --            --           --                  --                 --                 --
AMERICAN FUNDS INSURANCE SERIES
 ("AMERICAN FUND")
American Funds Growth Portfolio
 (388,153 shares; cost
 $18,468,692)......................        --            --           --                  --                 --                 --
American Funds Growth-Income
 Portfolio
 (380,999 shares; cost
 $13,057,909)......................        --            --           --                  --                 --                 --
American Funds Global Small
 Capitalization Portfolio
 (296,150 shares; cost
 $4,682,763).......................        --            --           --                  --                 --                 --
                                      -------       -------      -------     ---------------    ---------------   ----------------
Total Investments..................    15,105        37,186        1,969             421,213            525,212          7,930,180
Cash and Accounts Receivable.......        --            --           --                  23                 --                 --
                                      -------       -------      -------     ---------------    ---------------   ----------------
Total Assets.......................    15,105        37,186        1,969             421,236            525,212          7,930,180
LIABILITIES:
Due to General American Life
 Insurance Company.................       (35)           --           --                  --            (20,555)            (1,672)
                                      -------       -------      -------     ---------------    ---------------   ----------------
NET ASSETS.........................   $15,070       $37,186      $ 1,969     $       421,236    $       504,657   $      7,928,508
                                      =======       =======      =======     ===============    ===============   ================
Units Outstanding..................       139           335           17              47,764             77,982            665,767
Unit Fair Values...................   $108.66       $110.94      $112.72     $8.38 to $12.34    $6.13 to $10.51   $11.69 to $12.08


                                      T. ROWE PRICE         MET/AIM
                                      MID-CAP GROWTH    SMALL CAP GROWTH
                                         DIVISION           DIVISION
                                     ----------------   ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE
METROPOLITAN FUND -- (CONTINUED)
MetLife Moderate Allocation
 Portfolio
 (1,396 shares; cost $14,975)......  $             --   $             --
MetLife Moderate to Aggressive
 Allocation Portfolio
 (3,365 shares; cost $37,184)......                --                 --
MetLife Aggressive Allocation
 Portfolio
 (176 shares; cost $1,983).........                --                 --
MET INVESTORS SERIES TRUST ("MET IN
 FUND")
Janus Aggressive Growth Portfolio
 (48,415 shares; cost $342,682)....                --                 --
RCM Global Technology Portfolio
 (102,782 shares; cost $467,096)...                --                 --
PIMCO Total Return Portfolio
 (683,636 shares; cost
 $7,972,147).......................                --                 --
T. Rowe Price Mid-Cap Growth
 Portfolio
 (288,086 shares; cost
 $2,081,429).......................         2,445,849                 --
Met/AIM Small Cap Growth Portfolio
 (70,636 shares; cost $868,958)....                --            964,885
Lazard Mid-Cap Portfolio
 (27,048 shares; cost $370,069)....                --                 --
Harris Oakmark International
 Portfolio
 (321,520 shares; cost
 $4,520,237).......................                --                 --
Lord Abbett Growth & Income
 Portfolio
 (95,206 shares; cost
 $2,358,799).......................                --                 --
Lord Abbett Mid-Cap Value Portfolio
 (238,723 shares; cost
 $4,589,459).......................                --                 --
MFS Research International
 Portfolio
 (255,683 shares; cost
 $2,664,230).......................                --                 --
Neuberger Berman Real Estate
 Portfolio
 (108,041 shares; cost
 $1,362,086).......................                --                 --
Lord Abbett Bond Debenture
 Portfolio
 (717,944 shares; cost
 $8,782,655).......................                --                 --
Oppenheimer Capital Appreciation
 Portfolio
 (38 shares; cost $334)............                --                 --
AMERICAN FUNDS INSURANCE SERIES
 ("AMERICAN FUND")
American Funds Growth Portfolio
 (388,153 shares; cost
 $18,468,692)......................                --                 --
American Funds Growth-Income
 Portfolio
 (380,999 shares; cost
 $13,057,909)......................                --                 --
American Funds Global Small
 Capitalization Portfolio
 (296,150 shares; cost
 $4,682,763).......................                --                 --
                                     ----------------   ----------------
Total Investments..................         2,445,849            964,885
Cash and Accounts Receivable.......               110                 --
                                     ----------------   ----------------
Total Assets.......................         2,445,959            964,885
LIABILITIES:
Due to General American Life
 Insurance Company.................                --               (141)
                                     ----------------   ----------------
NET ASSETS.........................  $      2,445,959   $        964,744
                                     ================   ================
Units Outstanding..................           191,552             79,545
Unit Fair Values...................  $12.52 to $13.59   $11.93 to $12.70


                                                                                             MFS
         LAZARD         HARRIS OAKMARK    LORD ABBETT GROWTH &   LORD ABBETT MID-CAP       RESEARCH       NEUBERGER BERMAN REAL
        MID-CAP         INTERNATIONAL            INCOME                 VALUE           INTERNATIONAL            ESTATE
        DIVISION           DIVISION             DIVISION              DIVISION             DIVISION             DIVISION
    ----------------   ----------------   --------------------   -------------------   ----------------   ---------------------
    $             --   $             --     $             --      $             --     $             --    $               --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
             369,205                 --                   --                    --                   --                    --
                  --          5,218,264                   --                    --                   --                    --
                  --                 --            2,626,722                    --                   --                    --
                  --                 --                   --             5,364,103                   --
                  --                 --                   --                    --            3,323,876                    --
                  --                 --                   --                    --                   --             1,528,779
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
    ----------------   ----------------     ----------------      ----------------     ----------------    ------------------
             369,205          5,218,264            2,626,722             5,364,103            3,323,876             1,528,779
                  --                 --                   --                   666                   --                    --
    ----------------   ----------------     ----------------      ----------------     ----------------    ------------------
             369,205          5,218,264            2,626,722             5,364,769            3,323,876             1,528,779
                (451)              (567)                (317)                   --                  (34)                   --
    ----------------   ----------------     ----------------      ----------------     ----------------    ------------------
    $        368,754   $      5,217,697     $      2,626,405      $      5,364,769     $      3,323,842    $        1,528,779
    ================   ================     ================      ================     ================    ==================
              27,741            335,810              197,707               282,587              252,773                10,429
    $13.06 to $13.50   $15.39 to $15.90     $10.62 to $13.71      $17.21 to $20.65     $11.68 to $13.41    $145.21 to $147.40

                                                                                   AMERICAN
                          OPPENHEIMER                                               FUNDS
      LORD ABBETT BOND      CAPITAL       AMERICAN FUNDS     AMERICAN FUNDS      GLOBAL SMALL
         DEBENTURE        APPRECIATION        GROWTH         GROWTH-INCOME      CAPITALIZATION
          DIVISION          DIVISION         DIVISION           DIVISION           DIVISION
     ------------------   ------------   ----------------   ----------------   ----------------
     $               --      $   --      $             --   $             --   $             --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
              8,816,348          --                    --                 --                 --
                     --         332                    --                 --                 --
                     --          --            22,893,268                 --                 --
                     --          --                    --         14,523,698                 --
                     --          --                    --                 --          6,254,692
     ------------------      ------      ----------------   ----------------   ----------------
              8,816,348         332            22,893,268        14,5 23,698          6,254,692
                    326         279                    --                 --                580
     ------------------      ------      ----------------   ----------------   ----------------
              8,816,674         611            22,893,268         14,523,698          6,255,272
                     --          --                (3,964)            (2,607)                --
     ------------------      ------      ----------------   ----------------   ----------------
     $        8,816,674      $  611      $     22,889,304   $     14,521,091   $      6,255,272
     ==================      ======      ================   ================   ================
                 47,167           7             1,610,626          1,161,565            354,785
     $182.69 to $199.23      $93.61      $14.01 to $14.52   $12.36 to $12.78   $17.36 to $18.18

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                 VIP EQUITY-INCOME                                VIP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends.........................   $1,353,018     $  501,544     $  395,995    $   186,475    $   105,252    $   101,839
 Expenses..........................      192,811        190,556        166,223        263,076        280,224        269,102
                                      ----------     ----------     ----------    -----------    -----------    -----------
Net investment income(loss)........    1,160,207        310,988        229,772        (76,601)      (174,972)      (167,263)
                                      ----------     ----------     ----------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains(losses) from
 security transactions.............      234,450         78,057       (636,728)    (1,480,056)    (1,493,745)    (3,372,191)
Change in net unrealized
 appreciation (depreciation)of
 investments.......................      (29,623)     2,249,963      6,355,030      3,284,202      2,681,460     13,998,610
                                      ----------     ----------     ----------    -----------    -----------    -----------
Net realized and unrealized
 gains(losses).....................      204,827      2,328,020      5,718,302      1,804,146      1,187,715     10,626,419
                                      ----------     ----------     ----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $1,365,034     $2,639,008     $5,948,074    $ 1,727,545    $ 1,012,743    $10,459,156
                                      ==========     ==========     ==========    ===========    ===========    ===========

                                                    VIP OVERSEAS
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends.........................   $  160,711     $  141,281    $    78,455
 Expenses..........................       95,672         89,831         73,454
                                      ----------     ----------    -----------
Net investment income(loss)........       65,039         51,450          5,001
                                      ----------     ----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains(losses) from
 security transactions.............      (25,251)      (331,435)    (1,149,513)
Change in net unrealized
 appreciation (depreciation)of
 investments.......................    2,258,497      1,879,527      5,011,920
                                      ----------     ----------    -----------
Net realized and unrealized
 gains(losses).....................    2,233,246      1,548,092      3,862,407
                                      ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $2,298,285     $1,599,542    $ 3,867,408
                                      ==========     ==========    ===========

                       See Notes to Financial Statements

                   VIP MID-CAP                         VAN ECK WORLDWIDE HARD ASSETS
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $   172,432     $       --     $   21,352     $    6,709      $  3,504       $  1,951
         59,226         47,064         32,257         11,782         7,173          3,840
    -----------     ----------     ----------     ----------      --------       --------
        113,206        (47,064)       (10,905)        (5,073)       (3,669)        (1,889)
    -----------     ----------     ----------     ----------      --------       --------
      1,238,239        402,711         60,339        188,581       158,302         29,343
        473,913      1,723,369      1,799,052        844,433        71,056        186,258
    -----------     ----------     ----------     ----------      --------       --------
      1,712,152      2,126,080      1,859,391      1,033,014       229,358        215,601
    -----------     ----------     ----------     ----------      --------       --------
    $ 1,825,358     $2,079,016     $1,848,486     $1,027,941      $225,689       $213,712
    ===========     ==========     ==========     ==========      ========       ========

         VAN ECK WORLDWIDE EMERGING MARKETS               RUSSELL MULTI-STYLE EQUITY
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
       $ 15,201       $  8,211       $    743       $ 67,592      $  49,033      $   42,019
         12,344          9,528          5,388         40,721         43,132          38,689
       --------       --------       --------       --------      ---------      ----------
          2,857         (1,317)        (4,645)        26,871          5,901           3,330
       --------       --------       --------       --------      ---------      ----------
        278,686        237,059         64,342        (45,726)      (218,812)       (401,897)
        365,666         72,293        345,855        409,281        749,900       1,830,013
       --------       --------       --------       --------      ---------      ----------
        644,352        309,352        410,197        363,555        531,088       1,428,116
       --------       --------       --------       --------      ---------      ----------
       $647,209       $308,035       $405,552       $390,426      $ 536,989      $1,431,446
       ========       ========       ========       ========      =========      ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                 RUSSELL CORE BOND                        RUSSELL AGGRESSIVE EQUITY
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends.........................    $104,299       $112,615       $146,002       $260,722       $105,024       $  2,369
 Expenses..........................      15,020         18,360         18,013         18,443         18,469         15,770
                                       --------       --------       --------       --------       --------       --------
 Net investment income(loss).......      89,279         94,255        127,989        242,279         86,555        (13,401)
                                       --------       --------       --------       --------       --------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains(losses) from
 security transactions.............      20,734         48,817         33,895        103,879         92,023        (15,514)
Change in net unrealized
 appreciation (depreciation)of
 investments.......................     (80,212)       (38,139)       (27,496)      (206,066)       190,748        923,244
                                       --------       --------       --------       --------       --------       --------
Net realized and unrealized
 gains(losses).....................     (59,478)        10,678          6,399       (102,187)       282,771        907,730
                                       --------       --------       --------       --------       --------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $ 29,801       $104,933       $134,388       $140,092       $369,326       $894,329
                                       ========       ========       ========       ========       ========       ========

                                                   RUSSELL NON-US
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends.........................    $ 37,356       $ 45,836       $ 54,758
 Expenses..........................      15,113         16,111         13,237
                                       --------       --------       --------
 Net investment income(loss).......      22,243         29,725         41,521
                                       --------       --------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains(losses) from
 security transactions.............      25,229        (23,117)       (94,744)
Change in net unrealized
 appreciation (depreciation)of
 investments.......................     222,527        369,946        737,515
                                       --------       --------       --------
Net realized and unrealized
 gains(losses).....................     247,756        346,829        642,771
                                       --------       --------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $269,999       $376,554       $684,292
                                       ========       ========       ========

                       See Notes to Financial Statements

                 J.P. MORGAN BOND                        J.P. MORGAN SMALL COMPANY
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
      $164,204       $82,720        $110,574       $786,413      $       --     $       --
        17,244         9,161          12,128         28,741          23,005         18,418
      --------       -------        --------       --------      ----------     ----------
       146,960        73,559          98,446        757,672         (23,005)       (18,418)
      --------       -------        --------       --------      ----------     ----------
           (34)       14,554          40,537        343,914          63,115       (126,675)
       (76,466)      (31,643)        (83,584)      (937,478)      1,254,426      1,091,759
      --------       -------        --------       --------      ----------     ----------
       (76,500)      (17,089)        (43,047)      (593,564)      1,317,541        965,084
      --------       -------        --------       --------      ----------     ----------
      $ 70,460       $56,470        $ 55,399       $164,108      $1,294,536     $  946,666
      ========       =======        ========       ========      ==========     ==========

              FI MID-CAP OPPORTUNITIES                  T. ROWE PRICE SMALL CAP GROWTH
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
       $     --      $  14,226      $       --      $     --       $     --      $       --
         15,995         15,829          16,296        35,995         31,163          16,640
       --------      ---------      ----------      --------       --------      ----------
        (15,995)        (1,603)        (16,296)      (35,995)       (31,163)        (16,640)
       --------      ---------      ----------      --------       --------      ----------
        (58,481)      (182,865)       (555,069)      354,479        440,039         (62,882)
        244,972        620,653       1,373,769       285,418        150,911       1,105,929
       --------      ---------      ----------      --------       --------      ----------
        186,491        437,788         818,700       639,897        590,950       1,043,047
       --------      ---------      ----------      --------       --------      ----------
       $170,496      $ 436,185      $  802,404      $603,902       $559,787      $1,026,407
       ========      =========      ==========      ========       ========      ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                    T. ROWE PRICE LARGE CAP GROWTH
                                                                               DIVISION
                                                              ------------------------------------------
                                                              FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004           2003
                                                              ------------   ------------   ------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends..................................................    $ 26,184       $ 12,326      $    4,781
 Expenses...................................................      28,170         25,561          19,704
                                                                --------       --------      ----------
Net investment income(loss).................................      (1,986)       (13,235)        (14,923)
                                                                --------       --------      ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains(losses) from security transactions.......     281,004        441,233          (2,324)
Change in net unrealized appreciation (depreciation)of
 investments................................................     (22,927)       (32,629)      1,104,502
                                                                --------       --------      ----------
Net realized and unrealized gains(losses)...................     258,077        408,604       1,102,178
                                                                --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $256,091       $395,369      $1,087,255
                                                                ========       ========      ==========

                       See Notes to Financial Statements

          NEUBERGER BERMAN MID-CAP VALUE                   FI INTERNATIONAL STOCK
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
      $214,317       $ 44,386       $  1,264       $ 17,879       $ 26,360       $  7,063
        16,052          9,397          3,426         15,379         10,572          6,377
      --------       --------       --------       --------       --------       --------
       198,265         34,989         (2,162)         2,500         15,788            686
      --------       --------       --------       --------       --------       --------
       157,475        112,451         11,484        155,229        122,022        146,826
       (38,305)       197,676        190,096        370,431        207,524        241,093
      --------       --------       --------       --------       --------       --------
       119,170        310,127        201,580        525,660        329,546        387,919
      --------       --------       --------       --------       --------       --------
      $317,435       $345,116       $199,418       $528,160       $345,334       $388,605
      ========       ========       ========       ========       ========       ========

             MORGAN STANLEY EAFE INDEX                       METLIFE STOCK INDEX
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
      $  143,940     $   46,890     $      273     $1,322,184     $  693,650    $     2,912
          49,688         45,515         26,532        544,842        537,199        338,513
      ----------     ----------     ----------     ----------     ----------    -----------
          94,252          1,375        (26,259)       777,342        156,451       (335,601)
      ----------     ----------     ----------     ----------     ----------    -----------
         491,209        606,581        395,506      2,932,902      2,088,828        801,918
         445,022        684,461      1,582,302       (604,531)     5,375,093     15,233,663
      ----------     ----------     ----------     ----------     ----------    -----------
         936,231      1,291,042      1,977,808      2,328,371      7,463,921     16,035,581
      ----------     ----------     ----------     ----------     ----------    -----------
      $1,030,483     $1,292,417     $1,951,549     $3,105,713     $7,620,372    $15,699,980
      ==========     ==========     ==========     ==========     ==========    ===========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                            METLIFE MID-CAP STOCK INDEX                   BLACKROCK LARGE CAP VALUE
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends.........................    $46,703        $ 3,030        $   101        $166,088       $     --      $   52,533
 Expenses..........................      3,035          1,924            309          60,939         58,008          34,887
                                       -------        -------        -------        --------       --------      ----------
Net investment income(loss)........     43,668          1,106           (208)        105,149        (58,008)         17,646
                                       -------        -------        -------        --------       --------      ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains(losses) from
 security transactions.............     35,902         16,508         16,493         360,163        358,940         227,595
Change in net unrealized
 appreciation (depreciation)of
 investments.......................     10,095         69,901         16,404         (36,838)       631,636       1,684,315
                                       -------        -------        -------        --------       --------      ----------
Net realized and unrealized
 gains(losses).....................     45,997         86,409         32,897         323,325        990,576       1,911,910
                                       -------        -------        -------        --------       --------      ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $89,665        $87,515        $32,689        $428,474       $932,568      $1,929,556
                                       =======        =======        =======        ========       ========      ==========

                                               BLACKROCK DIVERSIFIED
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends.........................    $164,006       $196,878      $      122
 Expenses..........................      70,126         70,167          47,975
                                       --------       --------      ----------
Net investment income(loss)........      93,880        126,711         (47,853)
                                       --------       --------      ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains(losses) from
 security transactions.............     168,515        273,118         132,251
Change in net unrealized
 appreciation (depreciation)of
 investments.......................     (24,132)       338,763       1,354,000
                                       --------       --------      ----------
Net realized and unrealized
 gains(losses).....................     144,383        611,881       1,486,251
                                       --------       --------      ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $238,263       $738,592      $1,438,398
                                       ========       ========      ==========

                       See Notes to Financial Statements

       LEHMAN BROTHERS AGGREGATE BOND INDEX              BLACKROCK STRATEGIC VALUE
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $  534,828      $404,994       $  5,234       $690,365      $       --     $       --
         92,083        89,636         59,211         69,686          56,588         29,106
     ----------      --------       --------       --------      ----------     ----------
        442,745       315,358        (53,977)       620,679         (56,588)       (29,106)
     ----------      --------       --------       --------      ----------     ----------
          9,237        67,236          5,640        486,866         774,046        313,541
       (265,050)       75,106        235,824       (702,631)        599,751      2,411,449
     ----------      --------       --------       --------      ----------     ----------
       (255,813)      142,342        241,464       (215,765)      1,373,797      2,724,990
     ----------      --------       --------       --------      ----------     ----------
     $  186,932      $457,700       $187,487       $404,914      $1,317,209     $2,695,884
     ==========      ========       ========       ========      ==========     ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                 RUSSELL 2000 INDEX                      HARRIS OAKMARK LARGE CAP VALUE
                                                      DIVISION                                      DIVISION
                                     ------------------------------------------   ---------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED            ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2005           2004           2003           2005           2004            2003
                                     ------------   ------------   ------------   ------------   ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $ 168,301       $ 12,528       $  2,348      $  25,528      $  25,182        $     --
 Expenses..........................      17,666         15,405          5,421         19,962         16,470           7,811
                                      ---------       --------       --------      ---------      ---------        --------
Net investment income (loss).......     150,635         (2,877)        (3,073)         5,566          8,712          (7,811)
                                      ---------       --------       --------      ---------      ---------        --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES)ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............     229,319        268,901         28,014        122,491        538,304          24,972
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    (207,834)       221,267        338,105       (189,982)      (199,782)        612,604
                                      ---------       --------       --------      ---------      ---------        --------
Net realized and unrealized gains
 (losses)..........................      21,485        490,168        366,119        (67,491)       338,522         637,576
                                      ---------       --------       --------      ---------      ---------        --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $ 172,120       $487,291       $363,046      $ (61,925)     $ 347,234        $629,765
                                      =========       ========       ========      =========      =========        ========

                                           BLACKROCK LEGACY LARGE CAP GROWTH
                                                       DIVISION
                                     ---------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                        ENDED          ENDED            ENDED
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2005           2004            2003
                                     ------------   ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $  9,809       $     --        $    857
 Expenses..........................      11,963         11,696          10,549
                                       --------       --------        --------
Net investment income (loss).......      (2,154)       (11,696)         (9,692)
                                       --------       --------        --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES)ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............      82,680          4,935         (74,437)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................      76,807        181,202         621,148
                                       --------       --------        --------
Net realized and unrealized gains
 (losses)..........................     159,487        186,137         546,711
                                       --------       --------        --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $157,333       $174,441        $537,019
                                       ========       ========        ========

                       See Notes to Financial Statements

            HARRIS OAKMARK FOCUSED VALUE                         DAVIS VENTURE VALUE
                      DIVISION                                        DIVISION
    ---------------------------------------------   ---------------------------------------------
    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR     FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
       ENDED          ENDED            ENDED           ENDED          ENDED            ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2005           2004            2003             2005           2004            2003
    ------------   ------------   ---------------   ------------   ------------   ---------------
     $  74,455      $  78,160       $    6,296        $ 26,751       $ 15,525        $  2,304
        37,313         34,075           19,305          19,511         15,965           6,836
     ---------      ---------       ----------        --------       --------        --------
        37,142         44,085          (13,009)          7,240           (440)         (4,532)
     ---------      ---------       ----------        --------       --------        --------
       672,476        647,532           96,958         223,191        110,849          58,857
      (142,831)      (134,412)       1,357,025         241,761        226,205         315,280
     ---------      ---------       ----------        --------       --------        --------
       529,645        513,120        1,453,983         464,952        337,054         374,137
     ---------      ---------       ----------        --------       --------        --------
     $ 566,787      $ 557,205       $1,440,974        $472,192       $336,614        $369,605
     =========      =========       ==========        ========       ========        ========

                BLACKROCK MONEY MARKET                           BLACKROCK BOND INCOME
                       DIVISION                                        DIVISION
     ---------------------------------------------   ---------------------------------------------
     FOR THE YEAR   FOR THE YEAR    FOR THE YEAR     FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
        ENDED          ENDED            ENDED           ENDED          ENDED            ENDED
     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
         2005           2004            2003             2005           2004            2003
     ------------   ------------   ---------------   ------------   ------------   ---------------
       $580,548       $264,204        $175,627         $103,691       $81,017         $ 46,367
        112,828        157,135         133,498            9,659         6,917            3,673
       --------       --------        --------         --------       -------         --------
        467,720        107,069          42,129           94,032        74,100           42,694
       --------       --------        --------         --------       -------         --------
             --             --            (159)         (31,299)        6,039           54,748
             --             --               4          (21,556)        5,361          (20,763)
       --------       --------        --------         --------       -------         --------
             --             --            (155)         (52,855)       11,400           33,985
       --------       --------        --------         --------       -------         --------
       $467,720       $107,069        $ 41,974         $ 41,177       $85,500         $ 76,679
       ========       ========        ========         ========       =======         ========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                        BLACKROCK AGGRESSIVE GROWTH
                                                                                 DIVISION
                                                              -----------------------------------------------
                                                              FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD
                                                                 ENDED          ENDED       APRIL 28, 2003 TO
                                                              DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                                  2005           2004             2003
                                                              ------------   ------------   -----------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends..................................................   $      --       $     --        $       --
 Expenses...................................................      41,673         41,172            26,220
                                                               ---------       --------        ----------
Net investment income (loss)................................     (41,673)       (41,172)          (26,220)
                                                               ---------       --------        ----------
NET REALIZED AND UNREALIZED GAINS(LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions......     756,356        612,239           172,427
Change in net unrealized appreciation (depreciation) of
 investments................................................    (176,968)       100,578         1,314,988
                                                               ---------       --------        ----------
Net realized and unrealized gains (losses)..................     579,388        712,817         1,487,415
                                                               ---------       --------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $ 537,715       $671,645        $1,461,195
                                                               =========       ========        ==========


                                                                            MFS TOTAL RETURN
                                                                                DIVISION
                                                              ---------------------------------------------
                                                              FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                                                 ENDED          ENDED            ENDED
                                                              DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                                  2005           2004            2003
                                                              ------------   ------------   ---------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends..................................................    $130,145      $ 102,213        $106,336
 Expenses...................................................      30,063         27,033          21,831
                                                                --------      ---------        --------
Net investment income (loss)................................     100,082         75,180          84,505
                                                                --------      ---------        --------
NET REALIZED AND UNREALIZED GAINS(LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions......      62,123       (120,916)        (82,266)
Change in net unrealized appreciation (depreciation) of
 investments................................................     (49,957)       440,355         521,990
                                                                --------      ---------        --------
Net realized and unrealized gains (losses)..................      12,166        319,439         439,724
                                                                --------      ---------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $112,248      $ 394,619        $524,229
                                                                ========      =========        ========


                                                                    SALOMON BROTHERS
                                                                     U.S. GOVERNMENT          METLIFE CONSERVATIVE ALLOCATION
                                                                        DIVISION                         DIVISION
                                                              -----------------------------   -------------------------------
                                                              FOR THE YEAR   FOR THE PERIOD           FOR THE PERIOD
                                                                 ENDED       MAY 3, 2004 TO           MAY 1, 2005 TO
                                                              DECEMBER 31,    DECEMBER 31,             DECEMBER 31,
                                                                  2005            2004                     2005
                                                              ------------   --------------   -------------------------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends..................................................     $3,017          $  --                     $ 37
 Expenses...................................................        652            149                       --
                                                                 ------          -----                     ----
Net investment income (loss)................................      2,365           (149)                      37
                                                                 ------          -----                     ----
NET REALIZED AND UNREALIZED GAINS(LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions......       (275)            36                       59
Change in net unrealized appreciation (depreciation) of
 investments................................................       (564)           836                       57
                                                                 ------          -----                     ----
Net realized and unrealized gains (losses)..................       (839)           872                      116
                                                                 ------          -----                     ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................     $1,526          $ 723                     $153
                                                                 ======          =====                     ====

                       See Notes to Financial Statements

       METLIFE                           METLIFE
     CONSERVATIVE       METLIFE        MODERATE TO        METLIFE
     TO MODERATE        MODERATE        AGGRESSIVE       AGGRESSIVE
      ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION              JANUS AGGRESSIVE GROWTH
       DIVISION         DIVISION         DIVISION         DIVISION                       DIVISION
    --------------   --------------   --------------   --------------   ------------------------------------------
    FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
    MAY 1, 2005 TO   MAY 1, 2005 TO   MAY 1, 2005 TO   MAY 1, 2005 TO      ENDED          ENDED          ENDED
     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005             2005             2005             2005            2005           2004           2003
    --------------   --------------   --------------   --------------   ------------   ------------   ------------
        $  --             $ 65             $149             $13           $   438        $    --        $     --
           --               --               --              --             1,827          1,759           1,954
        -----             ----             ----             ---           -------        -------        --------
           --               65              149              13            (1,389)        (1,759)         (1,954)
        -----             ----             ----             ---           -------        -------        --------
           --               85               28              --            23,898         13,147         (24,507)
            3              130                1             (14)           24,658         13,327         114,428
        -----             ----             ----             ---           -------        -------        --------
            3              215               29             (14)           48,556         26,474          89,921
        -----             ----             ----             ---           -------        -------        --------
            3             $280             $178             $(1)          $47,167        $24,715        $ 87,967
        $
        =====             ====             ====             ===           =======        =======        ========


               RCM GLOBAL TECHNOLOGY                          PIMCO TOTAL RETURN
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
       $ 3,570        $    229       $    --        $ 54,902      $ 480,860      $ 225,515
         1,865           1,617           804          28,318         25,009         12,653
       -------        --------       -------        --------      ---------      ---------
         1,705          (1,388)         (804)         26,584        455,851        212,862
       -------        --------       -------        --------      ---------      ---------
        (4,527)         32,402         5,514         (14,099)        57,707        141,985
        58,921         (44,155)       59,767         139,888       (138,195)      (114,267)
       -------        --------       -------        --------      ---------      ---------
        54,394         (11,753)       65,281         125,789        (80,488)        27,718
       -------        --------       -------        --------      ---------      ---------
       $56,099        $(13,141)      $64,477        $152,373      $ 375,363      $ 240,580
       =======        ========       =======        ========      =========      =========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                            T. ROWE PRICE MID-CAP GROWTH                   MET/AIM SMALL CAP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $ 51,812       $     --       $    --        $19,749        $     --       $     --
 Expenses..........................      11,912          8,127         2,002          4,711           3,443          2,118
                                       --------       --------       -------        -------        --------       --------
Net investment income (loss).......      39,900         (8,127)       (2,002)        15,038          (3,443)        (2,118)
                                       --------       --------       -------        -------        --------       --------
NET REALIZED AND UNREALIZEDGAINS
 (LOSSES)ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............     106,088         84,829        10,086          5,994          63,157        306,607
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     116,218        159,685        89,276         48,578         (18,780)        69,905
                                       --------       --------       -------        -------        --------       --------
Net realized and unrealized gains
 (losses)..........................     222,306        244,514        99,362         54,572          44,377        376,512
                                       --------       --------       -------        -------        --------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $262,206       $236,387       $97,360        $69,610        $ 40,934       $374,394
                                       ========       ========       =======        =======        ========       ========

                                                   LAZARD MID-CAP
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $40,268        $    --        $ 2,456
 Expenses..........................      1,350          1,546            663
                                       -------        -------        -------
Net investment income (loss).......     38,918         (1,546)         1,793
                                       -------        -------        -------
NET REALIZED AND UNREALIZEDGAINS
 (LOSSES)ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............     29,412         31,745         10,249
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    (41,895)        14,531         27,188
                                       -------        -------        -------
Net realized and unrealized gains
 (losses)..........................    (12,483)        46,276         37,437
                                       -------        -------        -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $26,435        $44,730        $39,230
                                       =======        =======        =======

                       See Notes to Financial Statements

           HARRIS OAKMARK INTERNATIONAL                 LORD ABBETT GROWTH & INCOME
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
      $ 66,879       $    610       $ 21,201       $79,893        $ 54,314      $  35,195
        22,067         10,777          2,340        16,140          16,757         15,686
      --------       --------       --------       -------        --------      ---------
        44,812        (10,167)        18,861        63,753          37,557         19,509
      --------       --------       --------       -------        --------      ---------
       102,367        316,743         15,022        71,034          50,316       (147,619)
                       86,259        236,282       (59,691)        285,087        812,769
       374,891
      --------       --------       --------       -------        --------      ---------
       477,258        403,002        251,304        11,343         335,403        665,150
      --------       --------       --------       -------        --------      ---------
       522,070       $392,835       $270,165       $75,096        $372,960      $ 684,659
      $
      ========       ========       ========       =======        ========      =========

             LORD ABBETT MID-CAP VALUE                    MFS RESEARCH INTERNATIONAL
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
       $221,672       $231,373      $   49,175      $167,425      $  25,574      $   22,931
         37,167         33,626          30,076        19,078         19,212          18,707
       --------       --------      ----------      --------      ---------      ----------
        184,505        197,747          19,099       148,347          6,362           4,224
       --------       --------      ----------      --------      ---------      ----------
        150,874        863,914          (4,790)      145,205       (465,258)       (608,976)
         57,145        (61,754)      1,083,026       201,096        955,286       1,312,990
       --------       --------      ----------      --------      ---------      ----------
        208,019        802,160       1,078,236       346,301        490,028         704,014
       --------       --------      ----------      --------      ---------      ----------
       $392,524       $999,907      $1,097,335      $494,648      $ 496,390      $  708,238
       ========       ========      ==========      ========      =========      ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                                                                   OPPENHEIMER
                                                                                                                     CAPITAL
                                     NEUBERGER BERMAN REAL ESTATE            LORD ABBETT BOND DEBENTURE            APPRECIATION
                                               DIVISION                               DIVISION                       DIVISION
                                     -----------------------------   ------------------------------------------   --------------
                                     FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED       MAY 3, 2004 TO      ENDED          ENDED          ENDED       MAY 1, 2005 TO
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2005            2004            2005           2004           2003            2005
                                     ------------   --------------   ------------   ------------   ------------   --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $  1,811        $ 7,918        $1,019,010      $595,495      $  417,729        $  --
 Expenses..........................       3,715            251            57,335        52,891          46,505           --
                                       --------        -------        ----------      --------      ----------        -----
Net investment income (loss).......      (1,904)         7,667           961,675       542,604         371,224           --
                                       --------        -------        ----------      --------      ----------        -----
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............      20,666          1,617          (968,045)     (340,889)       (445,061)           8
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     157,099          9,595           131,919       468,571       1,555,287           (2)
                                       --------        -------        ----------      --------      ----------        -----
Net realized and unrealized gains
 (losses)..........................     177,765         11,212          (836,126)      127,682       1,110,226            6
                                       --------        -------        ----------      --------      ----------        -----
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $175,861        $18,879        $  125,549      $670,286      $1,481,450        $   6
                                       ========        =======        ==========      ========      ==========        =====


                                               AMERICAN FUNDS GROWTH
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $  145,549     $   25,969     $    9,626
 Expenses..........................      102,857         73,542         29,016
                                      ----------     ----------     ----------
Net investment income (loss).......       42,692        (47,573)       (19,390)
                                      ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............      945,991        728,441        112,786
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    2,051,285      1,029,536      1,363,970
                                      ----------     ----------     ----------
Net realized and unrealized gains
 (losses)..........................    2,997,276      1,757,977      1,476,756
                                      ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $3,039,968     $1,710,404     $1,457,366
                                      ==========     ==========     ==========

                       See Notes to Financial Statements


           AMERICAN FUNDS GROWTH-INCOME          AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $ 261,634      $  121,502     $   58,759     $   49,218      $     --       $  3,256
        77,625          65,737         22,102         27,250        21,077          5,340
     ---------      ----------     ----------     ----------      --------       --------
       184,009          55,765         36,657         21,968       (21,077)        (2,084)
     ---------      ----------     ----------     ----------      --------       --------
       954,686         396,586        106,538        402,138       192,254         74,090
              )        796,378        977,443        736,865       543,161        298,702
      (305,127
     ---------      ----------     ----------     ----------      --------       --------
       649,559       1,192,964      1,083,981      1,139,003       735,415        372,792
     ---------      ----------     ----------     ----------      --------       --------
       833,568      $1,248,729     $1,120,638     $1,160,971      $714,338       $370,708
     $
     =========      ==========     ==========     ==========      ========       ========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                 VIP EQUITY-INCOME                                VIP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......  $ 1,160,207    $   310,988    $   229,772    $   (76,601)   $  (174,972)   $  (167,263)
 Net realized gains (losses) on
  investments......................      234,450         78,057       (636,728)    (1,480,056)    (1,493,745)    (3,372,191)
 Net unrealized appreciation
  (depreciation) on investments....      (29,623)     2,249,963      6,355,030      3,284,202      2,681,460     13,998,610
                                     -----------    -----------    -----------    -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    1,365,034      2,639,008      5,948,074      1,727,545      1,012,743     10,459,156
                                     -----------    -----------    -----------    -----------    -----------    -----------
From capital transactions:
 Net premiums......................    2,436,373      2,808,086      3,563,952      4,394,250      5,494,035      6,937,343
 Redemptions.......................   (2,469,435)    (1,947,231)    (1,351,187)    (4,136,289)    (2,989,042)    (2,676,459)
 Total net premiums
  (redemptions)....................      (33,062)       860,855      2,212,765        257,961      2,504,993      4,260,884
 Net division transfers............     (953,989)    (2,396,651)    (2,925,073)    (4,656,356)    (5,949,311)    (8,053,084)
                                     -----------    -----------    -----------    -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................     (987,051)    (1,535,796)      (712,308)    (4,398,395)    (3,444,318)    (3,792,200)
                                     -----------    -----------    -----------    -----------    -----------    -----------
NET CHANGE IN NET ASSETS...........      377,983      1,103,212      5,235,766     (2,670,850)    (2,431,575)     6,666,956
NET ASSETS-BEGINNING OF PERIOD.....   26,890,066     25,786,854     20,551,088     39,046,671     41,478,246     34,811,290
                                     -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS-END OF PERIOD...........  $27,268,049    $26,890,066    $25,786,854    $36,375,821    $39,046,671    $41,478,246
                                     ===========    ===========    ===========    ===========    ===========    ===========

                                                    VIP OVERSEAS
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......  $    65,039    $    51,450    $     5,001
 Net realized gains (losses) on
  investments......................      (25,251)      (331,435)    (1,149,513)
 Net unrealized appreciation
  (depreciation) on investments....    2,258,497      1,879,527      5,011,920
                                     -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    2,298,285      1,599,542      3,867,408
                                     -----------    -----------    -----------
From capital transactions:
 Net premiums......................    1,205,656      1,597,964      1,660,729
 Redemptions.......................   (1,622,145)      (803,967)      (727,723)
 Total net premiums
  (redemptions)....................     (416,489)       793,997        933,006
 Net division transfers............   (1,288,299)    (1,416,346)    (1,056,564)
                                     -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................   (1,704,788)      (622,349)      (123,558)
                                     -----------    -----------    -----------
NET CHANGE IN NET ASSETS...........      593,497        977,193      3,743,850
NET ASSETS-BEGINNING OF PERIOD.....   13,720,946     12,743,753      8,999,903
                                     -----------    -----------    -----------
NET ASSETS-END OF PERIOD...........  $14,314,443    $13,720,946    $12,743,753
                                     ===========    ===========    ===========

                       See Notes to Financial Statements

                   VIP MID-CAP                         VAN ECK WORLDWIDE HARD ASSETS
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $   113,206    $   (47,064)    $  (10,905)    $   (5,073)    $   (3,669)     $ (1,889)
      1,238,239        402,711         60,339        188,581        158,302        29,343
        473,913      1,723,369      1,799,052        844,433         71,056       186,258
    -----------    -----------     ----------     ----------     ----------      --------
      1,825,358      2,079,016      1,848,486      1,027,941        225,689       213,712
    -----------    -----------     ----------     ----------     ----------      --------
      1,027,318      1,004,955      1,281,772        200,432        137,740        71,263
     (1,280,649)       (81,221)      (201,990)       (73,813)       (64,903)      (53,236)
    -----------    -----------     ----------     ----------     ----------      --------
       (253,331)       923,734      1,079,782        126,619         72,837        18,027
       (777,587)     1,614,543       (827,026)       752,531        135,052       171,587
    -----------    -----------     ----------     ----------     ----------      --------
     (1,030,918)     2,538,277        252,756        879,150        207,889       189,614
    -----------    -----------     ----------     ----------     ----------      --------
        794,440      4,617,293      2,101,242      1,907,091        433,578       403,326
     11,314,658      6,697,365      4,596,123      1,236,441        802,863       399,537
    -----------    -----------     ----------     ----------     ----------      --------
    $12,109,098    $11,314,658     $6,697,365     $3,143,532     $1,236,441      $802,863
    ===========    ===========     ==========     ==========     ==========      ========

         VAN ECK WORLDWIDE EMERGING MARKETS
                      DIVISION
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
      $    2,857     $   (1,317)    $   (4,645)
         278,686        237,059         64,342
         365,666         72,293        345,855
      ----------     ----------     ----------
         647,209        308,035        405,552
      ----------     ----------     ----------
         198,593        200,006        175,659
        (110,063)      (103,261)       (16,317)
      ----------     ----------     ----------
          88,530         96,745        159,342
         645,341        (14,400)       169,278
      ----------     ----------     ----------
         733,871         82,345        328,620
      ----------     ----------     ----------
       1,381,080        390,380        734,172
       1,703,943      1,313,563        579,391
      ----------     ----------     ----------
      $3,085,023     $1,703,943     $1,313,563
      ==========     ==========     ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                             RUSSELL MULTI-STYLE EQUITY                       RUSSELL CORE BOND
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......   $   26,871    $     5,901     $    3,330     $   89,279     $   94,255     $  127,989
 Net realized gains (losses) on
  investments......................      (45,726)      (218,812)      (401,897)        20,734         48,817         33,895
 Net unrealized appreciation
  (depreciation) on investments....      409,281        749,900      1,830,013        (80,212)       (38,139)       (27,496)
                                      ----------    -----------     ----------     ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      390,426        536,989      1,431,446         29,801        104,933        134,388
                                      ----------    -----------     ----------     ----------     ----------     ----------
From capital transactions:
 Net premiums......................      357,797        820,318        767,029        115,520        265,277        212,349
 Redemptions.......................     (746,153)      (421,545)      (238,793)      (411,348)      (329,696)       (42,977)
                                      ----------    -----------     ----------     ----------     ----------     ----------
 Total net premiums
  (redemptions)....................     (388,356)       398,773        528,236       (295,828)       (64,419)       169,372
 Net division transfers............     (566,630)    (1,194,742)      (569,991)      (118,376)      (462,923)      (197,291)
                                      ----------    -----------     ----------     ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................     (954,986)      (795,969)       (41,755)      (414,204)      (527,342)       (27,919)
                                      ----------    -----------     ----------     ----------     ----------     ----------
NET CHANGE IN NET ASSETS...........     (564,560)      (258,980)     1,389,691       (384,403)      (422,409)       106,469
NET ASSETS-BEGINNING OF PERIOD.....    6,363,339      6,622,319      5,232,628      2,333,785      2,756,194      2,649,725
                                      ----------    -----------     ----------     ----------     ----------     ----------
NET ASSETS-END OF PERIOD...........   $5,798,779    $ 6,363,339     $6,622,319     $1,949,382     $2,333,785     $2,756,194
                                      ==========    ===========     ==========     ==========     ==========     ==========

                                             RUSSELL AGGRESSIVE EQUITY
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......   $  242,279     $   86,555     $  (13,401)
 Net realized gains (losses) on
  investments......................      103,879         92,023        (15,514)
 Net unrealized appreciation
  (depreciation) on investments....     (206,066)       190,748        923,244
                                      ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      140,092        369,326        894,329
                                      ----------     ----------     ----------
From capital transactions:
 Net premiums......................      176,183        304,281        281,182
 Redemptions.......................     (280,681)      (239,772)      (118,091)
                                      ----------     ----------     ----------
 Total net premiums
  (redemptions)....................     (104,498)        64,509        163,091
 Net division transfers............     (268,817)      (256,808)      (359,675)
                                      ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................     (373,315)      (192,299)      (196,584)
                                      ----------     ----------     ----------
NET CHANGE IN NET ASSETS...........     (233,223)       177,027        697,745
NET ASSETS-BEGINNING OF PERIOD.....    2,912,932      2,735,905      2,038,160
                                      ----------     ----------     ----------
NET ASSETS-END OF PERIOD...........   $2,679,709     $2,912,932     $2,735,905
                                      ==========     ==========     ==========

                       See Notes to Financial Statements

                  RUSSELL NON-US                              J.P. MORGAN BOND
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $   22,243     $   29,725     $   41,521     $  146,960     $   73,559    $    98,446
         25,229        (23,117)       (94,744)           (34)        14,554         40,537
        222,527        369,946        737,515        (76,466)       (31,643)       (83,584)
     ----------     ----------     ----------     ----------     ----------    -----------
        269,999        376,554        684,292         70,460         56,470         55,399
     ----------     ----------     ----------     ----------     ----------    -----------
        113,772        253,487        240,636        322,057        337,741        487,865
       (215,273)      (177,265)       (27,970)       (88,536)      (115,522)       (56,678)
     ----------     ----------     ----------     ----------     ----------    -----------
       (101,501)        76,222        212,666        233,521        222,219        431,187
       (193,432)      (521,813)       (86,823)     1,675,115       (115,007)    (1,076,434)
     ----------     ----------     ----------     ----------     ----------    -----------
       (294,933)      (445,591)       125,843      1,908,636        107,212       (645,247)
     ----------     ----------     ----------     ----------     ----------    -----------
        (24,934)       (69,037)       810,135      1,979,096        163,682       (589,848)
      2,410,500      2,479,537      1,669,402      1,760,207      1,596,525      2,186,373
     ----------     ----------     ----------     ----------     ----------    -----------
     $2,385,566     $2,410,500     $2,479,537     $3,739,303     $1,760,207    $ 1,596,525
     ==========     ==========     ==========     ==========     ==========    ===========

             J.P. MORGAN SMALL COMPANY                     FI MID-CAP OPPORTUNITIES
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
      $  757,672     $  (23,005)    $  (18,418)    $  (15,995)    $   (1,603)   $   (16,296)
         343,914         63,115       (126,675)       (58,481)      (182,865)      (555,069)
        (937,478)     1,254,426      1,091,759        244,972        620,653      1,373,769
      ----------     ----------     ----------     ----------     ----------    -----------
         164,108      1,294,536        946,666        170,496        436,185        802,404
      ----------     ----------     ----------     ----------     ----------    -----------
         588,541        607,157        678,148        412,709        568,198        786,659
        (865,063)      (134,276)       (91,615)      (261,805)      (344,050)      (155,047)
      ----------     ----------     ----------     ----------     ----------    -----------
        (276,522)       472,881        586,533        150,904        224,148        631,612
         149,687      1,541,935       (800,138)      (665,656)      (501,134)    (1,165,168)
      ----------     ----------     ----------     ----------     ----------    -----------
        (126,835)     2,014,816       (213,605)      (514,752)      (276,986)      (533,556)
      ----------     ----------     ----------     ----------     ----------    -----------
          37,273      3,309,352        733,061       (344,256)       159,199        268,848
       6,740,607      3,431,255      2,698,194      3,027,168      2,867,969      2,599,121
      ----------     ----------     ----------     ----------     ----------    -----------
      $6,777,880     $6,740,607     $3,431,255     $2,682,912     $3,027,168    $ 2,867,969
      ==========     ==========     ==========     ==========     ==========    ===========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                           T. ROWE PRICE SMALL CAP GROWTH               T. ROWE PRICE LARGE CAP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......   $  (35,995)   $   (31,163)    $  (16,640)    $   (1,986)   $   (13,235)    $  (14,923)
 Net realized gains (losses) on
  investments......................      354,479        440,039        (62,882)       281,004        441,233         (2,324)
 Net unrealized appreciation
  (depreciation) on investments....      285,418        150,911      1,105,929        (22,927)       (32,629)     1,104,502
                                      ----------    -----------     ----------     ----------    -----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      603,902        559,787      1,026,407        256,091        395,369      1,087,255
                                      ----------    -----------     ----------     ----------    -----------     ----------
From capital transactions:
 Net premiums......................      816,152        902,136        608,381        453,824        528,409        669,432
 Redemptions.......................     (513,074)      (314,931)       (73,600)      (130,109)      (125,963)      (155,318)
                                      ----------    -----------     ----------     ----------    -----------     ----------
 Total net premiums
  (redemptions)....................      303,078        587,205        534,781        323,715        402,446        514,114
 Net division transfers............     (348,199)    (1,170,238)     2,328,426       (562,498)    (1,109,394)       (36,838)
                                      ----------    -----------     ----------     ----------    -----------     ----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................      (45,121)      (583,033)     2,863,207       (238,783)      (706,948)       477,276
                                      ----------    -----------     ----------     ----------    -----------     ----------
NET CHANGE IN NET ASSETS...........      558,781        (23,246)     3,889,614         17,308       (311,579)     1,564,531
NET ASSETS-BEGINNING OF PERIOD.....    5,676,086      5,699,332      1,809,718      4,607,558      4,919,137      3,354,606
                                      ----------    -----------     ----------     ----------    -----------     ----------
NET ASSETS-END OF PERIOD...........   $6,234,867    $ 5,676,086     $5,699,332     $4,624,866    $ 4,607,558     $4,919,137
                                      ==========    ===========     ==========     ==========    ===========     ==========

                                            NEUBERGER BERMAN MID-CAP VALUE
                                                       DIVISION
                                     ---------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                        ENDED          ENDED            ENDED
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2005           2004            2003
                                     ------------   ------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......   $  198,265     $   34,989      $   (2,162)
 Net realized gains (losses) on
  investments......................      157,475        112,451          11,484
 Net unrealized appreciation
  (depreciation) on investments....      (38,305)       197,676         190,096
                                      ----------     ----------      ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      317,435        345,116         199,418
                                      ----------     ----------      ----------
From capital transactions:
 Net premiums......................      453,353        433,527         243,928
 Redemptions.......................     (114,897)       (53,195)        (19,440)
                                      ----------     ----------      ----------
 Total net premiums
  (redemptions)....................      338,456        380,332         224,488
 Net division transfers............      282,937        265,395         506,769
                                      ----------     ----------      ----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................      621,393        645,727         731,257
                                      ----------     ----------      ----------
NET CHANGE IN NET ASSETS...........      938,828        990,843         930,675
NET ASSETS-BEGINNING OF PERIOD.....    2,114,547      1,123,704         193,029
                                      ----------     ----------      ----------
NET ASSETS-END OF PERIOD...........   $3,053,375     $2,114,547      $1,123,704
                                      ==========     ==========      ==========

                       See Notes to Financial Statements

              FI INTERNATIONAL STOCK                     MORGAN STANLEY EAFE INDEX
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $    2,500     $   15,788     $      686     $   94,252     $    1,375     $  (26,259)
        155,229        122,022        146,826        491,209        606,581        395,506
        370,431        207,524        241,093        445,022        684,461      1,582,302
     ----------     ----------     ----------     ----------     ----------     ----------
        528,160        345,334        388,605      1,030,483      1,292,417      1,951,549
     ----------     ----------     ----------     ----------     ----------     ----------
        483,324        489,976        403,707        878,646        785,704        555,181
       (139,596)      (123,371)       (64,995)      (727,047)      (406,949)      (291,190)
     ----------     ----------     ----------     ----------     ----------     ----------
        343,728        366,605        338,712        151,599        378,755        263,991
        384,755       (207,959)       201,796        (24,120)       198,790      3,891,872
     ----------     ----------     ----------     ----------     ----------     ----------
        728,483        158,646        540,508        127,479        577,545      4,155,863
     ----------     ----------     ----------     ----------     ----------     ----------
      1,256,643        503,980        929,113      1,157,962      1,869,962      6,107,412
      2,340,910      1,836,930        907,817      7,985,328      6,115,366          7,954
     ----------     ----------     ----------     ----------     ----------     ----------
     $3,597,553     $2,340,910     $1,836,930     $9,143,290     $7,985,328     $6,115,366
     ==========     ==========     ==========     ==========     ==========     ==========

                METLIFE STOCK INDEX                      METLIFE MID-CAP STOCK INDEX
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
     $   777,342    $   156,451    $  (335,601)     $ 43,668       $  1,106       $   (208)
       2,932,902      2,088,828        801,918        35,902         16,508         16,493
        (604,531)     5,375,093     15,233,663        10,095         69,901         16,404
     ------------   -----------    -----------      --------       --------       --------
       3,105,713      7,620,372     15,699,980        89,665         87,515         32,689
     ------------   -----------    -----------      --------       --------       --------
      10,087,927     11,994,934      9,231,057       172,642        132,693         44,445
      (5,771,662)    (5,384,691)    (2,432,963)      (45,501)        (8,415)            --
     ------------   -----------    -----------      --------       --------       --------
       4,316,265      6,610,243      6,798,094       127,141        124,278         44,445
     (10,720,056)    (7,962,182)    56,239,056       (73,694)       203,986        192,657
     ------------   -----------    -----------      --------       --------       --------
      (6,403,791)    (1,351,939)    63,037,150        53,447        328,264        237,102
     ------------   -----------    -----------      --------       --------       --------
      (3,298,078)     6,268,433     78,737,130       143,112        415,779        269,791
      85,144,964     78,876,531        139,401       695,218        279,439          9,648
     ------------   -----------    -----------      --------       --------       --------
     $81,846,886    $85,144,964    $78,876,531      $838,330       $695,218       $279,439
     ============   ===========    ===========      ========       ========       ========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                             BLACKROCK LARGE CAP VALUE                      BLACKROCK DIVERSIFIED
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......   $  105,149     $  (58,008)    $   17,646    $    93,880    $   126,711    $   (47,853)
 Net realized gains (losses) on
  investments......................      360,163        358,940        227,595        168,515        273,118        132,251
 Net unrealized appreciation
  (depreciation) on investments....      (36,838)       631,636      1,684,315        (24,132)       338,763      1,354,000
                                      ----------     ----------     ----------    -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      428,474        932,568      1,929,556        238,263        738,592      1,438,398
                                      ----------     ----------     ----------    -----------    -----------    -----------
From capital transactions:
 Net premiums......................      926,952        983,359        685,607        961,034      1,086,984      1,112,394
 Redemptions.......................     (389,608)      (597,915)      (357,667)      (316,682)      (929,619)      (550,793)
                                      ----------     ----------     ----------    -----------    -----------    -----------
 Total net premiums
  (redemptions)....................      537,344        385,444        327,940        644,352        157,365        561,601
 Net division transfers............     (768,044)      (688,138)     5,321,717       (635,577)    (1,193,533)     8,536,501
                                      ----------     ----------     ----------    -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................     (230,700)      (302,694)     5,649,657          8,775     (1,036,168)     9,098,102
                                      ----------     ----------     ----------    -----------    -----------    -----------
NET CHANGE IN NET ASSETS...........      197,774        629,874      7,579,213        247,038       (297,576)    10,536,500
NET ASSETS-BEGINNING OF PERIOD.....    8,216,549      7,586,675          7,462     10,240,249     10,537,825          1,325
                                      ----------     ----------     ----------    -----------    -----------    -----------
NET ASSETS-END OF PERIOD...........   $8,414,323     $8,216,549     $7,586,675    $10,487,287    $10,240,249    $10,537,825
                                      ==========     ==========     ==========    ===========    ===========    ===========

                                        LEHMAN BROTHERS AGGREGATE BOND INDEX
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......  $   442,745    $   315,358    $   (53,977)
 Net realized gains (losses) on
  investments......................        9,237         67,236          5,640
 Net unrealized appreciation
  (depreciation) on investments....     (265,050)        75,106        235,824
                                     -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      186,932        457,700        187,487
                                     -----------    -----------    -----------
From capital transactions:
 Net premiums......................    1,406,844      1,556,685      1,205,578
 Redemptions.......................     (857,645)      (853,560)      (344,761)
                                     -----------    -----------    -----------
 Total net premiums
  (redemptions)....................      549,199        703,125        860,817
 Net division transfers............     (647,772)    (1,574,447)    12,742,489
                                     -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................      (98,573)      (871,322)    13,603,306
                                     -----------    -----------    -----------
NET CHANGE IN NET ASSETS...........       88,359       (413,622)    13,790,793
NET ASSETS-BEGINNING OF PERIOD.....   13,406,451     13,820,073         29,280
                                     -----------    -----------    -----------
NET ASSETS-END OF PERIOD...........  $13,494,810    $13,406,451    $13,820,073
                                     ===========    ===========    ===========

                       See Notes to Financial Statements

            BLACKROCK STRATEGIC VALUE                        RUSSELL 2000 INDEX
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $   620,679    $   (56,588)    $  (29,106)    $  150,635     $   (2,877)    $   (3,073)
        486,866        774,046        313,541        229,319        268,901         28,014
       (702,631)       599,751      2,411,449       (207,834)       221,267        338,105
    -----------    -----------     ----------     ----------     ----------     ----------
        404,914      1,317,209      2,695,884        172,120        487,291        363,046
    -----------    -----------     ----------     ----------     ----------     ----------
      1,241,227      1,277,357        924,711        634,540        632,146        239,410
       (486,580)      (257,734)      (136,200)       (84,725)      (125,064)       (28,353)
    -----------    -----------     ----------     ----------     ----------     ----------
        754,647      1,019,623        788,511        549,815        507,082        211,057
       (240,002)      (576,573)     4,959,409       (638,332)       297,590      1,522,017
    -----------    -----------     ----------     ----------     ----------     ----------
        514,645        443,050      5,747,920        (88,517)       804,672      1,733,074
    -----------    -----------     ----------     ----------     ----------     ----------
        919,559      1,760,259      8,443,804         83,603      1,291,963      2,096,120
     10,210,185      8,449,926          6,122      3,592,238      2,300,275        204,155
    -----------    -----------     ----------     ----------     ----------     ----------
    $11,129,744    $10,210,185     $8,449,926     $3,675,841     $3,592,238     $2,300,275
    ===========    ===========     ==========     ==========     ==========     ==========

           HARRIS OAKMARK LARGE CAP VALUE             BLACKROCK LEGACY LARGE CAP GROWTH
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
      $    5,566    $     8,712     $   (7,811)    $   (2,154)    $  (11,696)    $   (9,692)
         122,491        538,304         24,972         82,680          4,935        (74,437)
        (189,982)      (199,782)       612,604         76,807        181,202        621,148
      ----------    -----------     ----------     ----------     ----------     ----------
         (61,925)       347,234        629,765        157,333        174,441        537,019
      ----------    -----------     ----------     ----------     ----------     ----------
         624,164        619,998        454,684        508,916        600,433        553,112
        (224,812)       (51,318)        (3,576)      (217,481)      (222,217)      (192,433)
      ----------    -----------     ----------     ----------     ----------     ----------
         399,352        568,680        451,108        291,435        378,216        360,679
         (86,448)    (1,290,069)     1,262,045       (316,082)      (357,290)       (15,477)
      ----------    -----------     ----------     ----------     ----------     ----------
         312,904       (721,389)     1,713,153        (24,647)        20,926        345,202
      ----------    -----------     ----------     ----------     ----------     ----------
         250,979       (374,155)     2,342,918        132,686        195,367        882,221
       3,723,621      4,097,776      1,754,858      2,333,557      2,138,190      1,255,969
      ----------    -----------     ----------     ----------     ----------     ----------
      $3,974,600    $ 3,723,621     $4,097,776     $2,466,243     $2,333,557     $2,138,190
      ==========    ===========     ==========     ==========     ==========     ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                            HARRIS OAKMARK FOCUSED VALUE                     DAVIS VENTURE VALUE
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......   $   37,142    $    44,085     $  (13,009)    $    7,240     $     (440)    $   (4,532)
 Net realized gains (losses) on
  investments......................      672,476        647,532         96,958        223,191        110,849         58,857
 Net unrealized appreciation
  (depreciation) on investments....     (142,831)      (134,412)     1,357,025        241,761        226,205        315,280
                                      ----------    -----------     ----------     ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      566,787        557,205      1,440,974        472,192        336,614        369,605
                                      ----------    -----------     ----------     ----------     ----------     ----------
From capital transactions:
 Net premiums......................      981,726      1,220,867      1,109,629        795,681        683,636        392,326
 Redemptions.......................     (688,316)      (353,071)      (210,490)      (319,322)      (155,934)      (159,399)
                                      ----------    -----------     ----------     ----------     ----------     ----------
 Total net premiums
  (redemptions)....................      293,410        867,796        899,139        476,359        527,702        232,927
 Net division transfers............     (988,873)    (1,473,683)       813,782      2,703,122        294,513      1,240,507
                                      ----------    -----------     ----------     ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................     (695,463)      (605,887)     1,712,921      3,179,481        822,215      1,473,434
                                      ----------    -----------     ----------     ----------     ----------     ----------
NET CHANGE IN NET ASSETS...........     (128,676)       (48,682)     3,153,895      3,651,673      1,158,829      1,843,039
NET ASSETS-BEGINNING OF PERIOD.....    6,628,393      6,677,075      3,523,180      3,443,342      2,284,513        441,474
                                      ----------    -----------     ----------     ----------     ----------     ----------
NET ASSETS-END OF PERIOD...........   $6,499,717    $ 6,628,393     $6,677,075     $7,095,015     $3,443,342     $2,284,513
                                      ==========    ===========     ==========     ==========     ==========     ==========


                                               BLACKROCK MONEY MARKET
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......  $   467,720    $   107,069    $    42,129
 Net realized gains (losses) on
  investments......................           --             --           (159)
 Net unrealized appreciation
  (depreciation) on investments....           --             --              4
                                     ------------   -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      467,720        107,069         41,974
                                     ------------   -----------    -----------
From capital transactions:
 Net premiums......................    5,879,443      8,270,118      8,210,370
 Redemptions.......................   (2,403,801)    (2,552,988)    (3,491,644)
                                     ------------   -----------    -----------
 Total net premiums
  (redemptions)....................    3,475,642      5,717,130      4,718,726
 Net division transfers............  (12,159,994)    14,009,718     28,634,700
                                     ------------   -----------    -----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................   (8,684,352)     8,292,588     33,353,426
                                     ------------   -----------    -----------
NET CHANGE IN NET ASSETS...........   (8,216,632)    (8,185,519)    33,395,400
NET ASSETS-BEGINNING OF PERIOD.....   25,349,553     33,535,072        139,672
                                     ------------   -----------    -----------
NET ASSETS-END OF PERIOD...........  $17,132,921    $25,349,553    $33,535,072
                                     ============   ===========    ===========

                       See Notes to Financial Statements


              BLACKROCK BOND INCOME                        BLACKROCK AGGRESSIVE GROWTH
                     DIVISION                                       DIVISION
    ------------------------------------------   -----------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD
       ENDED          ENDED          ENDED          ENDED          ENDED       APRIL 28, 2003 TO
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
        2005           2004           2003           2005           2004             2003
    ------------   ------------   ------------   ------------   ------------   -----------------
     $   94,032     $   74,100     $   42,694    $   (41,673)   $   (41,172)      $  (26,220)
        (31,299)         6,039         54,748        756,356        612,239          172,427
        (21,556)         5,361        (20,763)      (176,968)       100,578        1,314,988
     ----------     ----------     ----------    -----------    -----------       ----------
         41,177         85,500         76,679        537,715        671,645        1,461,195
     ----------     ----------     ----------    -----------    -----------       ----------
        348,562        332,776        225,302        650,061        759,067          670,735
        (73,467)       (45,042)      (102,378)      (996,149)      (374,227)        (182,835)
     ----------     ----------     ----------    -----------    -----------       ----------
        275,095        287,734        122,924       (346,088)       384,840          487,900
         57,584        502,078       (534,530)      (919,785)    (1,389,718)       4,514,480
     ----------     ----------     ----------    -----------    -----------       ----------
        332,679        789,812       (411,606)    (1,265,873)    (1,004,878)       5,002,380
     ----------     ----------     ----------    -----------    -----------       ----------
        373,856        875,312       (334,927)      (728,158)      (333,233)       6,463,575
      1,880,656      1,005,344      1,340,271      6,130,342      6,463,575               --
     ----------     ----------     ----------    -----------    -----------       ----------
     $2,254,512     $1,880,656     $1,005,344    $ 5,402,184    $ 6,130,342       $6,463,575
     ==========     ==========     ==========    ===========    ===========       ==========

                                                                                     METLIFE
                                                        SALOMON BROTHERS           CONSERVATIVE
                  MFS TOTAL RETURN                       U.S. GOVERNMENT            ALLOCATION
                      DIVISION                              DIVISION                 DIVISION
     ------------------------------------------   -----------------------------   --------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE PERIOD
        ENDED          ENDED          ENDED          ENDED       MAY 3, 2004 TO   MAY 1, 2005 TO
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
         2005           2004           2003           2005            2004             2005
     ------------   ------------   ------------   ------------   --------------   --------------
      $  100,082     $   75,180     $   84,505      $ 2,365         $  (149)          $   37
          62,123       (120,916)       (82,266)        (275)             36               59
         (49,957)       440,355        521,990         (564)            836               57
      ----------     ----------     ----------      -------         -------           ------
         112,248        394,619        524,229        1,526             723              153
      ----------     ----------     ----------      -------         -------           ------
         665,193        696,751        717,181       11,372              80               --
        (193,170)      (206,451)      (235,988)        (157)             --               --
      ----------     ----------     ----------      -------         -------           ------
         472,023        490,300        481,193       11,215              80               --
        (452,236)      (308,100)      (111,141)      18,048          66,787            8,839
      ----------     ----------     ----------      -------         -------           ------
          19,787        182,200        370,052       29,263          66,867            8,839
      ----------     ----------     ----------      -------         -------           ------
         132,035        576,819        894,281       30,789          67,590            8,992
       4,283,512      3,706,693      2,812,412       67,590              --               --
      ----------     ----------     ----------      -------         -------           ------
      $4,415,547     $4,283,512     $3,706,693      $98,379         $67,590           $8,992
      ==========     ==========     ==========      =======         =======           ======

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                         METLIFE                           METLIFE
                                     CONSERVATIVE TO      METLIFE        MODERATE TO        METLIFE
                                        MODERATE          MODERATE        AGGRESSIVE       AGGRESSIVE
                                       ALLOCATION        ALLOCATION       ALLOCATION       ALLOCATION
                                        DIVISION          DIVISION         DIVISION         DIVISION
                                     ---------------   --------------   --------------   --------------
                                     FOR THE PERIOD    FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                     MAY 1, 2005 TO    MAY 1, 2005 TO   MAY 1, 2005 TO   MAY 1, 2005 TO
                                      DECEMBER 31,      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                          2005              2005             2005             2005
                                     ---------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......        $--            $    65          $   149           $   13
 Net realized gains (losses) on
  investments......................         --                 85               28               --
 Net unrealized appreciation
  (depreciation) on investments....          3                130                1              (14)
                                           ---            -------          -------           ------
 Net increase (decrease) in net
  assets resulting from
  operations.......................          3                280              178               (1)
                                           ---            -------          -------           ------
From capital transactions:
 Net premiums......................         --             24,983            1,758              600
 Redemptions.......................         --                 --               --               --
                                           ---            -------          -------           ------
 Total net premiums
  (redemptions)....................         --             24,983            1,758              600
 Net division transfers............         83            (10,193)          35,250            1,370
                                           ---            -------          -------           ------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................         83             14,790           37,008            1,970
                                           ---            -------          -------           ------
NET CHANGE IN NET ASSETS...........         86             15,070           37,186            1,969
NET ASSETS-BEGINNING OF PERIOD.....         --                 --               --               --
                                           ---            -------          -------           ------
NET ASSETS-END OF PERIOD...........        $86            $15,070          $37,186           $1,969
                                           ===            =======          =======           ======


                                              JANUS AGGRESSIVE GROWTH
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......    $ (1,389)     $  (1,759)     $  (1,954)
 Net realized gains (losses) on
  investments......................      23,898         13,147        (24,507)
 Net unrealized appreciation
  (depreciation) on investments....      24,658         13,327        114,428
                                       --------      ---------      ---------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      47,167         24,715         87,967
                                       --------      ---------      ---------
From capital transactions:
 Net premiums......................      84,196         99,413         80,680
 Redemptions.......................     (50,190)        (8,072)       (13,802)
                                       --------      ---------      ---------
 Total net premiums
  (redemptions)....................      34,006         91,341         66,878
 Net division transfers............     (22,317)      (104,153)      (179,479)
                                       --------      ---------      ---------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................      11,689        (12,812)      (112,601)
                                       --------      ---------      ---------
NET CHANGE IN NET ASSETS...........      58,856         11,903        (24,634)
NET ASSETS-BEGINNING OF PERIOD.....     362,380        350,477        375,111
                                       --------      ---------      ---------
NET ASSETS-END OF PERIOD...........    $421,236      $ 362,380      $ 350,477
                                       ========      =========      =========

                       See Notes to Financial Statements


              RCM GLOBAL TECHNOLOGY                          PIMCO TOTAL RETURN
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
      $  1,705       $ (1,388)      $   (804)     $   26,584    $   455,851     $  212,862
        (4,527)        32,402          5,514         (14,099)        57,707        141,985
        58,921        (44,155)        59,767         139,888       (138,195)      (114,267)
      --------       --------       --------      ----------    -----------     ----------
        56,099        (13,141)        64,477         152,373        375,363        240,580
      --------       --------       --------      ----------    -----------     ----------
        86,242         82,062         55,816         846,296        840,621        661,392
       (56,206)        (9,841)          (916)       (267,856)      (126,273)      (109,856)
      --------       --------       --------      ----------    -----------     ----------
        30,036         72,221         54,900         578,440        714,348        551,536
       113,820        (65,788)       122,223         (90,104)    (1,284,480)     4,464,401
      --------       --------       --------      ----------    -----------     ----------
       143,856          6,433        177,123         488,336       (570,132)     5,015,937
      --------       --------       --------      ----------    -----------     ----------
       199,955         (6,708)       241,600         640,709       (194,769)     5,256,517
       304,702        311,410         69,810       7,287,799      7,482,568      2,226,051
      --------       --------       --------      ----------    -----------     ----------
      $504,657       $304,702       $311,410      $7,928,508    $ 7,287,799     $7,482,568
      ========       ========       ========      ==========    ===========     ==========


            T. ROWE PRICE MID-CAP GROWTH
                      DIVISION
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
      $   39,900     $   (8,127)     $ (2,002)
         106,088         84,829        10,086
         116,218        159,685        89,276
      ----------     ----------      --------
         262,206        236,387        97,360
      ----------     ----------      --------
         286,454        205,028        73,517
         (83,130)       (51,360)         (147)
      ----------     ----------      --------
         203,324        153,668        73,370
         216,942        472,599       705,696
      ----------     ----------      --------
         420,266        626,267       779,066
      ----------     ----------      --------
         682,472        862,654       876,426
       1,763,487        900,833        24,407
      ----------     ----------      --------
      $2,445,959     $1,763,487      $900,833
      ==========     ==========      ========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                   MET/AIM SMALL CAP GROWTH                          LAZARD MID-CAP
                                                           DIVISION                                     DIVISION
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)...........    $ 15,038      $  (3,443)     $   (2,118)     $ 38,918       $ (1,546)      $  1,793
 Net realized gains (losses) on
  investments...........................       5,994         63,157         306,607        29,412         31,745         10,249
 Net unrealized appreciation
  (depreciation) on investments.........      48,578        (18,780)         69,905       (41,895)        14,531         27,188
                                            --------      ---------      ----------      --------       --------       --------
 Net increase (decrease) in net assets
  resulting from operations.............      69,610         40,934         374,394        26,435         44,730         39,230
                                            --------      ---------      ----------      --------       --------       --------
From capital transactions:
 Net premiums...........................     111,968        193,150         220,432        73,308         51,803         35,726
 Redemptions............................     (11,900)       (11,911)         (1,434)      (38,210)       (75,805)          (689)
                                            --------      ---------      ----------      --------       --------       --------
 Total net premiums (redemptions).......     100,068        181,239         218,998        35,098        (24,002)        35,037
 Net division transfers.................     (17,500)      (163,969)       (842,721)      (36,935)        38,765        112,597
                                            --------      ---------      ----------      --------       --------       --------
 Net increase (decrease) in net assets
  resulting from capital transactions...      82,568         17,270        (623,723)       (1,837)        14,763        147,634
                                            --------      ---------      ----------      --------       --------       --------
NET CHANGE IN NET ASSETS................     152,178         58,204        (249,329)       24,598         59,493        186,864
NET ASSETS-BEGINNING OF PERIOD..........     812,566        754,362       1,003,691       344,156        284,663         97,799
                                            --------      ---------      ----------      --------       --------       --------
NET ASSETS-END OF PERIOD................    $964,744      $ 812,566      $  754,362      $368,754       $344,156       $284,663
                                            ========      =========      ==========      ========       ========       ========

                       See Notes to Financial Statements

           HARRIS OAKMARK INTERNATIONAL                 LORD ABBETT GROWTH & INCOME
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $   44,812     $  (10,167)    $   18,861     $   63,753     $   37,557     $   19,509
        102,367        316,743         15,022         71,034         50,316       (147,619)
        374,891         86,259        236,282        (59,691)       285,087        812,769
     ----------     ----------     ----------     ----------     ----------     ----------
        522,070        392,835        270,165         75,096        372,960        684,659
     ----------     ----------     ----------     ----------     ----------     ----------
        454,356        284,988        106,795        340,514        472,701        604,483
       (165,264)       (16,245)        (4,812)      (374,639)      (311,052)      (157,205)
     ----------     ----------     ----------     ----------     ----------     ----------
        289,092        268,743        101,983        (34,125)       161,649        447,278
      2,004,506       (146,252)     1,447,564       (412,697)      (435,313)      (634,968)
     ----------     ----------     ----------     ----------     ----------     ----------
      2,293,598        122,491      1,549,547       (446,822)      (273,664)      (187,690)
     ----------     ----------     ----------     ----------     ----------     ----------
      2,815,668        515,326      1,819,712       (371,726)        99,296        496,969
      2,402,029      1,886,703         66,991      2,998,131      2,898,835      2,401,866
     ----------     ----------     ----------     ----------     ----------     ----------
     $5,217,697     $2,402,029     $1,886,703     $2,626,405     $2,998,131     $2,898,835
     ==========     ==========     ==========     ==========     ==========     ==========

             LORD ABBETT MID-CAP VALUE                    MFS RESEARCH INTERNATIONAL
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
      $  184,505    $   197,747    $    19,099     $  148,347     $    6,362     $    4,224
         150,874        863,914         (4,790)       145,205       (465,258)      (608,976)
          57,145        (61,754)     1,083,026        201,096        955,286      1,312,990
      ----------    -----------    -----------     ----------     ----------     ----------
         392,524        999,907      1,097,335        494,648        496,390        708,238
      ----------    -----------    -----------     ----------     ----------     ----------
         456,426        578,866        822,064        430,380        558,255        850,406
        (327,891)      (114,575)      (234,425)      (486,835)      (244,411)      (225,436)
      ----------    -----------    -----------     ----------     ----------     ----------
         128,535        464,291        587,639        (56,455)       313,844        624,970
        (775,374)      (547,810)    (1,240,608)      (490,375)      (851,971)      (933,326)
      ----------    -----------    -----------     ----------     ----------     ----------
        (646,839)       (83,519)      (652,969)      (546,830)      (538,127)      (308,356)
      ----------    -----------    -----------     ----------     ----------     ----------
        (254,315)       916,388        444,366        (52,182)       (41,737)       399,882
       5,619,084      4,702,696      4,258,330      3,376,024      3,417,761      3,017,879
      ----------    -----------    -----------     ----------     ----------     ----------
      $5,364,769    $ 5,619,084    $ 4,702,696     $3,323,842     $3,376,024     $3,417,761
      ==========    ===========    ===========     ==========     ==========     ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                    OPPENHEIMER
                                            NEUBERGER BERMAN                                                          CAPITAL
                                               REAL ESTATE                    LORD ABBETT BOND DEBENTURE            APPRECIATION
                                                DIVISION                               DIVISION                       DIVISION
                                      -----------------------------   ------------------------------------------   --------------
                                      FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                         ENDED       MAY 3, 2004 TO      ENDED          ENDED          ENDED       MAY 1, 2005 TO
                                      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                          2005            2004            2005           2004           2003            2005
                                      ------------   --------------   ------------   ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss).......   $   (1,904)      $  7,667       $  961,675     $  542,604     $  371,224         $ --
 Net realized gains (losses) on
  investments.......................       20,666          1,617         (968,045)      (340,889)      (445,061)           8
 Net unrealized appreciation
  (depreciation) on investments.....      157,099          9,595          131,919        468,571      1,555,287           (2)
                                       ----------       --------       ----------     ----------     ----------         ----
 Net increase (decrease) in net
  assets resulting from
  operations........................      175,861         18,879          125,549        670,286      1,481,450            6
                                       ----------       --------       ----------     ----------     ----------         ----
From capital transactions:
 Net premiums.......................      147,589          4,751          825,056        888,607        738,489          371
 Redemptions........................      (12,129)            --         (713,999)      (343,183)      (143,194)          --
                                       ----------       --------       ----------     ----------     ----------         ----
 Total net premiums (redemptions)...      135,460          4,751          111,057        545,424        595,295          371
 Net division transfers.............    1,002,393        191,435          423,189       (796,735)       292,050          234
                                       ----------       --------       ----------     ----------     ----------         ----
Net increase (decrease) in net
 assets resulting from capital
 transactions.......................    1,137,853        196,186          534,246       (251,311)       887,345          605
                                       ----------       --------       ----------     ----------     ----------         ----
NET CHANGE IN NET ASSETS............    1,313,714        215,065          659,795        418,975      2,368,795          611
NET ASSETS-BEGINNING OF PERIOD......      215,065             --        8,156,879      7,737,904      5,369,109           --
                                       ----------       --------       ----------     ----------     ----------         ----
NET ASSETS-END OF PERIOD............   $1,528,779       $215,065       $8,816,674     $8,156,879     $7,737,904         $611
                                       ==========       ========       ==========     ==========     ==========         ====

                       See Notes to Financial Statements


              AMERICAN FUNDS GROWTH                     AMERICAN FUNDS GROWTH-INCOME
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $    42,692    $   (47,573)   $   (19,390)   $   184,009    $    55,765     $   36,657
        945,991        728,441        112,786        954,686        396,586        106,538
      2,051,285      1,029,536      1,363,970       (305,127)       796,378        977,443
    -----------    -----------    -----------    -----------    -----------     ----------
      3,039,968      1,710,404      1,457,366        833,568      1,248,729      1,120,638
    -----------    -----------    -----------    -----------    -----------     ----------
      2,556,795      2,390,292      1,039,478      1,973,430      1,999,923        941,231
       (817,766)      (375,368)      (230,416)      (953,173)    (1,017,684)      (227,472)
    -----------    -----------    -----------    -----------    -----------     ----------
      1,739,029      2,014,924        809,062      1,020,257        982,239        713,759
        963,342      3,123,453      6,785,617     (2,461,480)     5,752,288      4,029,509
    -----------    -----------    -----------    -----------    -----------     ----------
      2,702,371      5,138,377      7,594,679     (1,441,223)     6,734,527      4,743,268
    -----------    -----------    -----------    -----------    -----------     ----------
      5,742,339      6,848,781      9,052,045       (607,655)     7,983,256      5,863,906
     17,146,965     10,298,184      1,246,139     15,128,746      7,145,490      1,281,584
    -----------    -----------    -----------    -----------    -----------     ----------
    $22,889,304    $17,146,965    $10,298,184    $14,521,091    $15,128,746     $7,145,490
    ===========    ===========    ===========    ===========    ===========     ==========


     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                      DIVISION
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
      $   21,968     $  (21,077)    $   (2,084)
         402,138        192,254         74,090
         736,865        543,161        298,702
      ----------     ----------     ----------
       1,160,971        714,338        370,708
      ----------     ----------     ----------
         718,898        664,049        221,251
        (181,414)      (160,727)      (119,903)
      ----------     ----------     ----------
         537,484        503,322        101,348
         (39,904)       908,923      1,786,069
      ----------     ----------     ----------
         497,580      1,412,245      1,887,417
      ----------     ----------     ----------
       1,658,551      2,126,583      2,258,125
       4,596,721      2,470,138        212,013
      ----------     ----------     ----------
      $6,255,272     $4,596,721     $2,470,138
      ==========     ==========     ==========

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

1. BUSINESS

General American Separate Account Eleven (the "Separate Account"), a Separate Account of General American Life Insurance Company ("General American"), was established by General American's Board of Directors on January 30, 1985 to support General American's operations with respect to certain variable life policies ("Policies"). General American is an indirect, wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was registered as a unit investment trust on November 10, 1986 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Missouri Insurance Department. The Separate Account supports variable life insurance policies.

The Separate Account is divided into fifty-five divisions. The divisions of the Separate Account invest in shares of the portfolios, series or funds (with the same name) of the Metropolitan Fund, American Fund, Fidelity Funds, Met Investors Fund, Van Eck Worldwide Fund, Russell Fund and J.P. Morgan Fund (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of General American. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from General American's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any other business General American may conduct.

The table below presents the divisions within the Separate Account:

VIP Equity-Income Division                                     Davis Venture Value Division
VIP Growth Division                                            BlackRock Money Market Division
VIP Overseas Division                                          BlackRock Bond Income Division
VIP Mid-Cap Division                                           BlackRock Aggressive Growth Division(a)
Van Eck Worldwide Hard Assets Division                         MFS Total Return Division
Van Eck Worldwide Emerging Markets Division                    Salomon Brothers U.S. Government Division(b)
Russell Multi-Style Equity Division                            MetLife Conservative Allocation Division(c)
Russell Core Bond Division                                     MetLife Conservative to Moderate Allocation Division(c)
Russell Aggressive Equity Division                             MetLife Moderate Allocation Division(c)
Russell Non-US Division                                        MetLife Moderate to Aggressive Allocation Division(c)
J.P. Morgan Bond Division                                      MetLife Aggressive Allocation Division(c)
J.P. Morgan Small Company Division                             Janus Aggressive Growth Division
FI Mid-Cap Opportunities Division                              RCM Global Technology Division
T. Rowe Price Small Cap Growth Division                        PIMCO Total Return Division
T. Rowe Price Large Cap Growth Division                        T. Rowe Price Mid-Cap Growth Division
Neuberger Berman Mid-Cap Value Division                        Met/AIM Small Cap Growth Division
FI International Stock Division                                Lazard Mid-Cap Division
Morgan Stanley EAFE Index Division                             Harris Oakmark International Division
MetLife Stock Index Division                                   Lord Abbett Growth & Income Division
MetLife Mid-Cap Stock Index Division                           Lord Abbett Mid-Cap Value Division
BlackRock Large Cap Value Division                             MFS Research International Division
BlackRock Diversified Division                                 Neuberger Berman Real Estate Division(b)
Lehman Brothers Aggregate Bond Index Division                  Lord Abbett Bond Debenture Division(b)
BlackRock Strategic Value Division                             Oppenheimer Capital Appreciation Division(c)
Russell 2000 Index Division                                    American Funds Growth Division
Harris Oakmark Large Cap Value Division                        American Funds Growth-Income Division
BlackRock Legacy Large Cap Growth Division                     American Funds Global Small Capitalization Division
Harris Oakmark Focused Value Division

(a) Operations commenced on April 28, 2003, for one new Division added to the Separate Account on that date.

(b) Operations commenced on May 3, 2004, for three new Divisions added to the Separate Account on that date.

(c) Operations commenced on May 1, 2005, for six new Divisions added to the Separate Account on that date.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

  A. VALUATION OF INVESTMENTS

      Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation.

  B. SECURITY TRANSACTIONS

      Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-dividend date.

  C. FEDERAL INCOME TAXES

      The operations of the Separate Account are included in the Federal income tax return of General American, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, General American does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the policies. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. General American will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the contracts.

  D. NET PREMIUMS

      General American deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, General American deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

  E. USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

  F. PREMIUM PAYMENTS

      Premium payments received by Metropolitan Life are credited as Accumulation Units as of the end of the valuation period in which received.

  G. NET INVESTMENT DIVISION AND NET OTHER TRANSFERS

      Transfers among investment divisions and the fixed fund of the general account are presented under the caption net investment division transfers.

3. EXPENSES

Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the policies and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies. Prior to the allocation of net premiums among General American's general account and the divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

A sales charge of 6% is deducted from each VUL-95 premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. A maximum sales charge of 5% in years one through ten and a maximum 2.25% thereafter based on initial deposit is deducted from each Russell VUL and Frank Russell premium paid. A sales charge equal to 15% up to the target premium and 5% on the excess in the first policy year is deducted from each VUL-2000 and JSVUL-2000 premium paid. The sales charge is 5% on all premiums in policy years two through twelve, and 2% on all premiums in policy years eleven or later. This charge is deducted to partially reimburse General

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

3. EXPENSES--(CONTINUED)

American for expenses incurred in distributing the policy and any additional benefits provided by rider. A maximum sales charge of 5% is deducted from each VUL-2002 premium payment. No sales charge is deducted from VUL-100 and Destiny premiums.

Various state and political subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, 2.10% of each VUL-100 premium, 2.5% of each Russell VUL, Frank Russell, and VUL-2002 premiums, up to 2.25% for each Destiny premium, and the actual tax rate for VUL-2000 and JSVUL-2000 is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 and CCVUL-2002 premiums and a 1.3% deduction is taken from VUL-2000 and JSVUL-2000 premiums to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy; (c) the cost of insurance, and (d) the cost of optional benefits added by rider.

General American has responsibility for the administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP, Russell VUL and Frank Russell contracts. The charge is $13 per month during the first twelve policy months and $6 per month thereafter for VUL-100 contracts. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-2000 and JSVUL-2000 contracts. The company assesses an initial policy charge of $800 for Destiny premiums. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for CCVUL-2002 contracts. This amount is deducted from the cash value as soon as the policy is issued and the initial premium is made.

An additional administrative charge is deducted from the policy cash value for VUL-95 as part of the monthly deduction during the first twelve policy months and for the first twelve policy months following an increase in the face amount. The charge is $0.08 per month for each $1,000 in policy coverage. For VUL-100, the charge during the first twelve policy months is $0.16 per month for each $1,000 in policy coverage, and in all policy years thereafter, the charge is $0.01 per month for each $1,000 in policy coverage. For VUL-2000, JSVUL-2000, and VUL-2002, there is a charge per $1,000 of the face amount, determined by age, sex, and smoker class, payable for ten years following the policy issue or an increase in the face amount. No charge is deducted from Russell VUL, Frank Russell, VGSP, and Destiny premiums.

The cost of insurance is deducted on each monthly anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month. An additional monthly deduction includes charges for any additional benefits provided by rider.

During the first ten policy years for VUL-95, VGSP, Russell VUL, Frank Russell, Destiny and CCVUL-2002, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place. For VUL-2000 and JSVUL-2000, the charge is based on the annual target premium, rather than the premiums actually received by General American.

A daily charge is made for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, .002455% for VUL-100,
..001366% for Russell-VUL, .0015027% for VUL-2000 and JSVUL-2000, and .0019111%
for Frank Russell of the net assets of each division of the Separate Account, which equals an annual rate of .85% for VUL-95, .70% for VGSP, .90% for VUL-100, ..50% for Russell-VUL, .55% for VUL-2000 and JSVUL-2000, and .70% for Frank Russell. A monthly charge is made at the policy level for the mortality and expense risks assumed by General American for the Destiny and CCVUL-2002 products. General American deducts a monthly charge at the rate of .0625% for Destiny and a maximum of .0583333% for CCVUL-2002 of the cash value of each policy within the Separate Account, which equals an annual rate of .75% for Destiny and a maximum of .70% for CCVUL-2002. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the year ended December 31, 2005 were as follows:

                                                              PURCHASES     SALES
                                                              ---------    -------
                                                                 (IN THOUSANDS)
VIP Equity-Income Division..................................   $ 3,872     $ 3,672
VIP Growth Division.........................................     2,094       6,519
VIP Overseas Division.......................................     1,512       3,146
VIP Mid-Cap Division........................................     2,207       3,118
Van Eck Worldwide Hard Assets Division......................     1,397         523
Van Eck Worldwide Emerging Markets Division.................     1,475         738
Russell Multi-Style Equity Division.........................       317       1,247
Russell Core Bond Division..................................       297         622
Russell Aggressive Equity Division..........................       445         577
Russell Non-US Fund Division................................       142         414
J.P. Morgan Bond Division...................................     2,719         663
J.P. Morgan Small Company Division..........................     2,811       2,175
FI Mid-Cap Opportunities Division...........................       246         777
T. Rowe Price Small Cap Growth Division.....................     1,335       1,416
T. Rowe Price Large Cap Growth Division.....................       803       1,043
Neuberger Berman Mid-Cap Value Division.....................     1,410         597
FI International Stock Division.............................     1,239         507
Morgan Stanley EAFE Index Division..........................     1,421       1,198
MetLife Stock Index Division................................     5,541      11,151
MetLife Mid-Cap Stock Index Division........................       367         269
BlackRock Large Cap Value Division..........................       937       1,062
BlackRock Diversified Division..............................     1,037         927
Lehman Brothers Aggregate Bond Index Division...............     2,155       1,791
BlackRock Strategic Value Division..........................     2,328       1,198
Russell 2000 Index Division.................................     1,290       1,229
Harris Oakmark Large Cap Value Division.....................     1,106         788
BlackRock Legacy Large Cap Growth Division..................       393         420
Harris Oakmark Focused Value Division.......................     1,527       2,187
Davis Venture Value Division................................     4,047         861
BlackRock Money Market Division.............................     7,098      15,303
BlackRock Bond Income Division..............................       941         514
BlackRock Aggressive Growth Division........................       828       2,134
MFS Total Return Division...................................       843         723
Salomon Brothers U.S. Government Division...................       421         390
MetLife Conservative Allocation Division*...................        11           3
MetLife Conservative to Moderate Allocation Division*.......        --          --
MetLife Moderate Allocation Division*.......................        21           6
MetLife Moderate to Aggressive Allocation Division*.........        38           1
MetLife Aggressive Allocation Division*.....................         2          --
Janus Aggressive Growth Division............................       114         104
RCM Global Technology Division..............................       302         136
PIMCO Total Return Division.................................     1,707       1,191
T. Rowe Price Mid-Cap Growth Division.......................       933         482
Met/AIM Small Cap Growth Division...........................       194          96
Lazard Mid-Cap Division.....................................       246         208
Harris Oakmark International Division.......................     2,795         463
Lord Abbett Growth & Income Division........................       299         682
Lord Abbett Mid-Cap Value Division..........................       503         966
MFS Research International Division.........................       410         808
Neuberger Berman Real Estate Division.......................     1,394         257
Lord Abbett Bond Debenture Division.........................    11,084       9,575
Oppenheimer Capital Appreciation Division*..................         1           1
American Funds Growth Division..............................     6,793       4,049
American Funds Growth-Income Division.......................     3,075       4,336
American Funds Global Small Capitalization Division.........     1,877       1,358
                                                               -------     -------
  Total.....................................................   $88,400     $94,621
                                                               =======     =======

------------

* For the period May 1, 2005 to December 31, 2005

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 were as follows:

                                   VIP           VIP        VIP          VIP       VAN ECK WORLDWIDE   VAN ECK WORLDWIDE
                              EQUITY-INCOME    GROWTH     OVERSEAS     MID-CAP        HARD ASSETS      EMERGING MARKETS
                                DIVISION      DIVISION    DIVISION    DIVISION         DIVISION            DIVISION
                              -------------   ---------   --------   -----------   -----------------   -----------------
Outstanding at December 31,
 2004.......................    1,229,677     2,195,040    828,485     663,974           69,488              83,987
Activity during 2005:
   Issued...................      275,066       376,946    145,414     240,066           92,683              84,795
   Redeemed.................     (281,801)     (613,268)  (234,245)   (299,179)         (43,814)            (46,514)
                                ---------     ---------   --------    --------          -------            --------
Outstanding at December 31,
 2005.......................    1,222,942     1,958,718    739,654     604,861          118,357             122,268
                                =========     =========   ========    ========          =======            ========
Outstanding at December 31,
 2003.......................    1,287,334     2,372,685    854,881     490,805           57,580              81,692
Activity during 2004:
 Issued.....................      259,791       482,292    204,309     322,765           50,581              59,579
 Redeemed...................     (317,448)     (659,937)  (230,705)   (149,596)         (38,673)            (57,284)
                                ---------     ---------   --------    --------          -------            --------
Outstanding at December 31,
 2004.......................    1,229,677     2,195,040    828,485     663,974           69,488              83,987
                                =========     =========   ========    ========          =======            ========
Outstanding at December 31,
 2002.......................    1,254,764     2,563,119    836,565     463,813           42,029              54,303
Activity during 2003:
 Issued.....................      410,775       741,130    340,496     240,751           40,818              77,635
 Redeemed...................     (378,205)     (931,564)  (322,180)   (213,759)         (25,267)            (50,246)
                                ---------     ---------   --------    --------          -------            --------
Outstanding at December 31,
 2003.......................    1,287,334     2,372,685    854,881     490,805           57,580              81,692
                                =========     =========   ========    ========          =======            ========
Outstanding at December 31,
 2001.......................    1,177,313     2,470,261    829,682     198,284           35,572              83,288
Activity during 2002:
 Issued.....................      427,092       861,008    271,241     472,450           20,212              46,054
 Redeemed...................     (349,641)     (768,150)  (264,358)   (206,921)         (13,755)            (75,039)
                                ---------     ---------   --------    --------          -------            --------
Outstanding at December 31,
 2002.......................    1,254,764     2,563,119    836,565     463,813           42,029              54,303
                                =========     =========   ========    ========          =======            ========
Outstanding at December 31,
 2000.......................    1,042,452     2,302,375    788,347      76,120           32,708             148,797
Activity during 2001:
 Issued.....................      422,960       990,817    266,510     233,398           12,032              95,499
 Redeemed...................     (288,099)     (822,931)  (225,176)   (111,234)          (9,168)           (161,009)
                                ---------     ---------   --------    --------          -------            --------
Outstanding at December 31,
 2001.......................    1,177,313     2,470,261    829,682     198,284           35,572              83,288
                                =========     =========   ========    ========          =======            ========

                                   RUSSELL          RUSSELL
                              MULTI-STYLE EQUITY   CORE BOND
                                   DIVISION        DIVISION
                              ------------------   ---------
Outstanding at December 31,
 2004.......................        473,528         153,051
Activity during 2005:
   Issued...................         34,355          16,030
   Redeemed.................        (97,284)        (41,818)
                                   --------         -------
Outstanding at December 31,
 2005.......................        410,599         127,263
                                   ========         =======
Outstanding at December 31,
 2003.......................        536,328         186,408
Activity during 2004:
 Issued.....................        105,500          25,142
 Redeemed...................       (168,300)        (58,499)
                                   --------         -------
Outstanding at December 31,
 2004.......................        473,528         153,051
                                   ========         =======
Outstanding at December 31,
 2002.......................        541,296         187,193
Activity during 2003:
 Issued.....................        121,426          38,620
 Redeemed...................       (126,394)        (39,405)
                                   --------         -------
Outstanding at December 31,
 2003.......................        536,328         186,408
                                   ========         =======
Outstanding at December 31,
 2001.......................        606,073         244,053
Activity during 2002:
 Issued.....................        124,155          27,420
 Redeemed...................       (188,932)        (84,280)
                                   --------         -------
Outstanding at December 31,
 2002.......................        541,296         187,193
                                   ========         =======
Outstanding at December 31,
 2000.......................        674,638         253,987
Activity during 2001:
 Issued.....................        119,935          39,712
 Redeemed...................       (188,500)        (49,646)
                                   --------         -------
Outstanding at December 31,
 2001.......................        606,073         244,053
                                   ========         =======

---------------

* For the period May 1, 2005 to December 31, 2005

     RUSSELL
    AGGRESSIVE   RUSSELL    J.P. MORGAN    J.P. MORGAN     FI MID-CAP      T. ROWE PRICE      T. ROWE PRICE     NEUBERGER BERMAN
      EQUITY      NON-US       BOND       SMALL COMPANY   OPPORTUNITIES   SMALL CAP GROWTH   LARGE CAP GROWTH    MID-CAP VALUE
     DIVISION    DIVISION    DIVISION       DIVISION        DIVISION          DIVISION           DIVISION           DIVISION
    ----------   --------   -----------   -------------   -------------   ----------------   ----------------   ----------------
      175,705    178,514      130,618        391,632         583,280           625,307            497,847           149,047
       14,404      9,899      192,982        289,274          99,449           258,950            103,014           117,022
      (35,810)   (31,664)     (48,176)      (294,815)       (198,579)         (264,441)          (133,986)          (73,054)
     --------    -------     --------       --------        --------          --------           --------           -------
      154,299    156,749      275,424        386,091         484,150           619,816            466,875           193,015
     ========    =======     ========       ========        ========          ========           ========           =======
      189,819    215,765      123,078        251,683         647,063           693,690            579,476            96,783
       38,607     26,332       65,039        217,796         150,779           342,117            338,500           104,764
      (52,721)   (63,583)     (57,499)       (77,847)       (214,562)         (410,500)          (420,129)          (52,500)
     --------    -------     --------       --------        --------          --------           --------           -------
      175,705    178,514      130,618        391,632         583,280           625,307            497,847           149,047
     ========    =======     ========       ========        ========          ========           ========           =======
      205,652    200,556      173,760        268,612         789,686           310,114            516,319            22,575
       36,751     52,565       57,095        105,950         290,744           565,821            329,541            95,200
      (52,584)   (37,356)    (107,777)      (122,879)       (433,367)         (182,245)          (266,384)          (20,992)
     --------    -------     --------       --------        --------          --------           --------           -------
      189,819    215,765      123,078        251,683         647,063           693,690            579,476            96,783
     ========    =======     ========       ========        ========          ========           ========           =======
      239,743    243,244       94,205        241,674         847,912           160,140            257,510                --
       37,744     46,823      121,588        111,032         469,903           338,282            560,865            24,227
      (71,835)   (88,511)     (42,033)       (84,094)       (528,129)         (188,308)          (302,056)           (1,652)
     --------    -------     --------       --------        --------          --------           --------           -------
      205,652    200,556      173,760        268,612         789,686           310,114            516,319            22,575
     ========    =======     ========       ========        ========          ========           ========           =======
      316,857    244,253      101,214        333,521         447,798            70,727            112,750                --
       51,645     42,667       63,054        183,862         685,785           174,813            282,971                --
     (128,759)   (43,676)     (70,063)      (275,710)       (285,671)          (85,400)          (138,211)               --
     --------    -------     --------       --------        --------          --------           --------           -------
      239,743    243,244       94,205        241,674         847,912           160,140            257,510                --
     ========    =======     ========       ========        ========          ========           ========           =======


             FI            MORGAN STANLEY
     INTERNATIONAL STOCK     EAFE INDEX
          DIVISION            DIVISION
     -------------------   --------------
           190,766             511,333
           126,466             277,563
           (67,530)           (252,093)
          --------            --------
           249,702             536,803
          ========            ========
           175,973             445,795
            94,742             279,698
           (79,949)           (214,160)
          --------            --------
           190,766             511,333
          ========            ========
           110,505                 983
           265,009             593,846
          (199,541)           (149,034)
          --------            --------
           175,973             445,795
          ========            ========
                --                  --
           142,447               1,080
           (31,942)                (97)
          --------            --------
           110,505                 983
          ========            ========
                --                  --
                --                  --
                --                  --
          --------            --------
                --                  --
          ========            ========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                METLIFE     METLIFE MID-CAP   BLACKROCK LARGE    BLACKROCK      LEHMAN BROTHERS
                              STOCK INDEX     STOCK INDEX        CAP VALUE      DIVERSIFIED   AGGREGATE BOND INDEX
                               DIVISION        DIVISION          DIVISION        DIVISION           DIVISION
                              -----------   ---------------   ---------------   -----------   --------------------
Outstanding at December 31,
 2004.......................   4,958,034         47,846           316,114         501,929            773,395
Activity during 2005:
Issued......................     807,909         25,757            93,393          76,872            202,434
Redeemed....................  (1,124,565)       (21,368)          (92,912)        (68,365)          (201,658)
                              ----------        -------          --------        --------           --------
Outstanding at December 31,
 2005.......................   4,641,378         52,235           316,595         510,436            774,171
                              ==========        =======          ========        ========           ========
Outstanding at December 31,
 2003.......................   4,946,613         22,410           324,396         548,998            811,587
Activity during 2004:
Issued......................   1,387,975         69,182           105,108          83,506            241,889
Redeemed....................  (1,376,554)       (43,746)         (113,390)       (130,575)          (280,081)
                              ----------        -------          --------        --------           --------
Outstanding at December 31,
 2004.......................   4,958,034         47,846           316,114         501,929            773,395
                              ==========        =======          ========        ========           ========
Outstanding at December 31,
 2002.......................      17,019          1,193               956             147              2,710
Activity during 2003:
Issued......................   6,222,138         31,419           450,644         699,303          1,049,273
Redeemed....................  (1,292,544)       (10,202)         (127,204)       (150,452)          (240,396)
                              ----------        -------          --------        --------           --------
Outstanding at December 31,
 2003.......................   4,946,613         22,410           324,396         548,998            811,587
                              ==========        =======          ========        ========           ========
Outstanding at December 31,
 2001.......................          --             --                --              --                 --
Activity during 2002:
Issued......................      17,569          1,193             1,056             182              3,162
Redeemed....................        (550)            --              (100)            (35)              (452)
                              ----------        -------          --------        --------           --------
Outstanding at December 31,
 2002.......................      17,019          1,193               956             147              2,710
                              ==========        =======          ========        ========           ========
Outstanding at December 31,
 2000.......................          --             --                --              --                 --
Activity during 2001:
Issued......................          --             --                --              --                 --
Redeemed....................          --             --                --              --                 --
                              ----------        -------          --------        --------           --------
Outstanding at December 31,
 2001.......................          --             --                --              --                 --
                              ==========        =======          ========        ========           ========


                                 BLACKROCK       RUSSELL     HARRIS OAKMARK
                              STRATEGIC VALUE   2000 INDEX   LARGE CAP VALUE
                                 DIVISION        DIVISION       DIVISION
                              ---------------   ----------   ---------------
Outstanding at December 31,
 2004.......................      544,826         278,388        322,712
Activity during 2005:
Issued......................      165,637         113,081        139,196
Redeemed....................     (134,995)       (117,398)      (110,214)
                                 --------        --------       --------
Outstanding at December 31,
 2005.......................      575,468         274,071        351,694
                                 ========        ========       ========
Outstanding at December 31,
 2003.......................      518,555         209,637        392,322
Activity during 2004:
Issued......................      248,558         201,251        289,932
Redeemed....................     (222,287)       (132,500)      (359,542)
                                 --------        --------       --------
Outstanding at December 31,
 2004.......................      544,826         278,388        322,712
                                 ========        ========       ========
Outstanding at December 31,
 2002.......................          838          26,951        209,797
Activity during 2003:
Issued......................      753,853         214,810        365,186
Redeemed....................     (236,136)        (32,124)      (182,661)
                                 --------        --------       --------
Outstanding at December 31,
 2003.......................      518,555         209,637        392,322
                                 ========        ========       ========
Outstanding at December 31,
 2001.......................           --              --             --
Activity during 2002:
Issued......................          960          31,029        297,185
Redeemed....................         (122)         (4,078)       (87,388)
                                 --------        --------       --------
Outstanding at December 31,
 2002.......................          838          26,951        209,797
                                 ========        ========       ========
Outstanding at December 31,
 2000.......................           --              --             --
Activity during 2001:
Issued......................           --              --             --
Redeemed....................           --              --             --
                                 --------        --------       --------
Outstanding at December 31,
 2001.......................           --              --             --
                                 ========        ========       ========

---------------

* For the period May 1, 2005 to December 31, 2005

    BLACKROCK    HARRIS
     LEGACY     OAKMARK                    BLACKROCK    BLACKROCK   BLACKROCK                       SALOMON         METLIFE
    LARGE CAP   FOCUSED        DAVIS         MONEY        BOND      AGGRESSIVE    MFS TOTAL      BROTHERS U.S.    CONSERVATIVE
     GROWTH      VALUE     VENTURE VALUE     MARKET      INCOME       GROWTH        RETURN        GOVERNMENT       ALLOCATION
    DIVISION    DIVISION     DIVISION       DIVISION    DIVISION     DIVISION      DIVISION        DIVISION        DIVISION*
    ---------   --------   -------------   ----------   ---------   ----------   ------------   ---------------   ------------
     326,113     452,011      277,400       2,059,937    161,638      455,675      280,684             393             --
      84,753     173,821      347,650         853,612     88,755       90,094       69,993           2,265             89
     (89,425)   (218,748)    (108,651)     (1,564,333)   (59,857)    (170,853)     (69,605)         (2,102)            (3)
    --------    --------     --------      ----------   --------     --------      -------          ------             --
     321,441     407,084      516,399       1,349,216    190,536      374,916      281,072             556             86
    ========    ========     ========      ==========   ========     ========      =======          ======             ==
     327,120     493,898      205,707       2,759,691     89,894      562,001      267,110              --             --
     118,223     287,751      147,872       1,778,188    189,653      232,157       82,553             400             --
    (119,230)   (329,638)     (76,179)     (2,477,942)  (117,909)    (338,483)     (68,979)             (7)            --
    --------    --------     --------      ----------   --------     --------      -------          ------             --
     326,113     452,011      277,400       2,059,937    161,638      455,675      280,684             393             --
    ========    ========     ========      ==========   ========     ========      =======          ======             ==
     263,025     342,187       51,734          13,852    125,980           --      236,857              --             --
     307,560     401,717      221,431       5,809,913     99,079      763,299      105,550              --             --
    (243,465)   (250,006)     (67,458)     (3,064,074)  (135,165)    (201,298)     (75,297)             --             --
    --------    --------     --------      ----------   --------     --------      -------          ------             --
     327,120     493,898      205,707       2,759,691     89,894      562,001      267,110              --             --
    ========    ========     ========      ==========   ========     ========      =======          ======             ==
     116,174     113,623           --              --         --           --      235,697              --             --
     224,029     393,619       54,693          55,852    187,139           --       85,793              --             --
     (77,178)   (165,055)      (2,959)        (42,000)   (61,159)          --      (84,633)             --             --
    --------    --------     --------      ----------   --------     --------      -------          ------             --
     263,025     342,187       51,734          13,852    125,980           --      236,857              --             --
    ========    ========     ========      ==========   ========     ========      =======          ======             ==
     211,588          --           --              --         --           --      192,648              --             --
     291,683     140,000           --              --         --           --      100,499              --             --
    (387,097)    (26,377)          --              --         --           --      (57,450)             --             --
    --------    --------     --------      ----------   --------     --------      -------          ------             --
     116,174     113,623           --              --         --           --      235,697              --             --
    ========    ========     ========      ==========   ========     ========      =======          ======             ==

       METLIFE
     CONSERVATIVE
     TO MODERATE
      ALLOCATION
      DIVISION*
     ------------
          --
           1
          --
          --
           1
          ==
          --
          --
          --
          --
          --
          ==
          --
          --
          --
          --
          --
          ==
          --
          --
          --
          --
          --
          ==
          --
          --
          --
          --
          --
          ==

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                             METLIFE
                               METLIFE     MODERATE TO    METLIFE       JANUS                                  T. ROWE PRICE
                               MODERATE    AGGRESSIVE    AGGRESSIVE   AGGRESSIVE   RCM GLOBAL      PIMCO          MID-CAP
                              ALLOCATION   ALLOCATION    ALLOCATION     GROWTH     TECHNOLOGY   TOTAL RETURN      GROWTH
                              DIVISION*     DIVISION*    DIVISION*     DIVISION     DIVISION      DIVISION       DIVISION
                              ----------   -----------   ----------   ----------   ----------   ------------   -------------
Outstanding at December 31,
 2004.......................       --           --           --         46,651       52,000        624,680        158,648
Activity during 2005:
 Issued.....................      258          349           18         19,411       57,405        335,305         84,521
 Redeemed...................     (119)         (14)          (1)       (18,298)     (31,423)      (294,218)       (51,617)
                                 ----          ---           --        -------      -------       --------        -------
Outstanding at December 31,
 2005.......................      139          335           17         47,764       77,982        665,767        191,552
                                 ====          ===           ==        =======      =======       ========        =======
Outstanding at December 31,
 2003.......................       --           --           --         48,911       51,401        671,765         95,295
Activity during 2004:
 Issued.....................       --           --           --         20,855       22,500        754,906        112,555
 Redeemed...................       --           --           --        (23,115)     (21,901)      (801,991)       (49,202)
                                 ----          ---           --        -------      -------       --------        -------
Outstanding at December 31,
 2004.......................       --           --           --         46,651       52,000        624,680        158,648
                                 ====          ===           ==        =======      =======       ========        =======
Outstanding at December 31,
 2002.......................       --           --           --         68,847       18,141        208,023          3,484
Activity during 2003:
 Issued.....................       --           --           --         38,687       46,324        688,147         99,445
 Redeemed...................       --           --           --        (58,623)     (13,064)      (224,405)        (7,634)
                                 ----          ---           --        -------      -------       --------        -------
Outstanding at December 31,
 2003.......................       --           --           --         48,911       51,401        671,765         95,295
                                 ====          ===           ==        =======      =======       ========        =======
Outstanding at December 31,
 2001.......................       --           --           --          9,275        2,359             --             --
Activity during 2002:
 Issued.....................       --           --           --         64,720       85,201        264,613          3,484
 Redeemed...................       --           --           --         (5,148)     (69,419)       (56,590)            --
                                 ----          ---           --        -------      -------       --------        -------
Outstanding at December 31,
 2002.......................       --           --           --         68,847       18,141        208,023          3,484
                                 ====          ===           ==        =======      =======       ========        =======
Outstanding at December 31,
 2000.......................       --           --           --             --           --             --             --
Activity during 2001:
 Issued.....................       --           --           --          9,275        2,359             --             --
 Redeemed...................       --           --           --             --           --             --             --
                                 ----          ---           --        -------      -------       --------        -------
Outstanding at December 31,
 2001.......................       --           --           --          9,275        2,359             --             --
                                 ====          ===           ==        =======      =======       ========        =======


                               MET/AIM
                              SMALL CAP
                               GROWTH
                              DIVISION
                              ---------
Outstanding at December 31,
 2004.......................    72,410
Activity during 2005:
 Issued.....................    21,660
 Redeemed...................   (14,525)
                              --------
Outstanding at December 31,
 2005.......................    79,545
                              ========
Outstanding at December 31,
 2003.......................    71,510
Activity during 2004:
 Issued.....................   116,984
 Redeemed...................  (116,084)
                              --------
Outstanding at December 31,
 2004.......................    72,410
                              ========
Outstanding at December 31,
 2002.......................   131,250
Activity during 2003:
 Issued.....................   153,164
 Redeemed...................  (212,904)
                              --------
Outstanding at December 31,
 2003.......................    71,510
                              ========
Outstanding at December 31,
 2001.......................        --
Activity during 2002:
 Issued.....................   169,665
 Redeemed...................   (38,415)
                              --------
Outstanding at December 31,
 2002.......................   131,250
                              ========
Outstanding at December 31,
 2000.......................        --
Activity during 2001:
 Issued.....................        --
 Redeemed...................        --
                              --------
Outstanding at December 31,
 2001.......................        --
                              ========

---------------

* For the period May 1, 2005 to December 31, 2005


                  HARRIS                                              MFS                           LORD ABBETT   OPPENHEIMER
     LAZARD       OAKMARK        LORD ABBETT      LORD ABBETT      RESEARCH      NEUBERGER BERMAN      BOND         CAPITAL
    MID-CAP    INTERNATIONAL   GROWTH & INCOME   MID-CAP VALUE   INTERNATIONAL     REAL ESTATE       DEBENTURE    APPRECIATION
    DIVISION     DIVISION         DIVISION         DIVISION        DIVISION          DIVISION        DIVISION      DIVISION*
    --------   -------------   ---------------   -------------   -------------   ----------------   -----------   ------------
     28,005       175,927          232,871          317,812         298,069            1,665          666,855          --
     13,247       215,868           34,937           37,943          50,310           12,256          158,801           9
    (13,511)      (55,985)         (70,101)         (73,168)        (95,606)          (3,492)        (778,489)         (2)
    -------      --------         --------         --------        --------           ------         --------          --
     27,741       335,810          197,707          282,587         252,773           10,429           47,167           7
    =======      ========         ========         ========        ========           ======         ========          ==
     26,423       165,210          257,105          325,257         353,269               --          685,443          --
     17,738       221,820           43,621           54,055          69,093            1,728          186,582          --
    (16,156)     (211,103)         (67,855)         (61,500)       (124,293)             (63)        (205,169)         --
    -------      --------         --------         --------        --------           ------         --------          --
     28,005       175,927          232,871          317,812         298,069            1,665          666,855          --
    =======      ========         ========         ========        ========           ======         ========          ==
     11,406         7,920          276,591          380,006         387,122               --          582,884          --
     26,523       186,034          103,172           96,831         188,294               --          306,825          --
    (11,506)      (28,744)        (122,658)        (151,580)       (222,147)              --         (204,266)         --
    -------      --------         --------         --------        --------           ------         --------          --
     26,423       165,210          257,105          325,257         353,269               --          685,443          --
    =======      ========         ========         ========        ========           ======         ========          ==
         --            --          336,111          135,806         385,827               --          681,233          --
     12,021         7,920          130,025          331,305         214,940               --          182,023          --
       (615)           --         (189,545)         (87,105)       (213,645)              --         (280,372)         --
    -------      --------         --------         --------        --------           ------         --------          --
     11,406         7,920          276,591          380,006         387,122               --          582,884          --
    =======      ========         ========         ========        ========           ======         ========          ==
         --            --          336,357          130,712         341,467               --          553,085          --
         --            --          176,500          163,711         258,830               --          280,702          --
         --            --         (176,747)        (158,616)       (214,471)              --         (152,555)         --
    -------      --------         --------         --------        --------           ------         --------          --
         --            --          336,111          135,806         385,827               --          681,233          --
    =======      ========         ========         ========        ========           ======         ========          ==

                 AMERICAN       AMERICAN
     AMERICAN      FUNDS         FUNDS
       FUNDS      GROWTH-     GLOBAL SMALL
      GROWTH      INCOME     CAPITALIZATION
     DIVISION    DIVISION       DIVISION
     ---------   ---------   --------------
     1,394,808   1,270,481       325,647
     1,101,490     492,834       226,647
      (885,672)   (601,750)     (197,509)
     ---------   ---------      --------
     1,610,626   1,161,565       354,785
     =========   =========      ========
       939,452     660,092       210,796
       874,073     922,948       210,726
      (418,717)   (312,559)      (95,875)
     ---------   ---------      --------
     1,394,808   1,270,481       325,647
     =========   =========      ========
       154,577     155,871        27,605
       994,172     730,219       239,819
      (209,297)   (225,998)      (56,628)
     ---------   ---------      --------
       939,452     660,092       210,796
     =========   =========      ========
            --          --            --
       164,087     166,048        39,889
        (9,510)    (10,177)      (12,284)
     ---------   ---------      --------
       154,577     155,871        27,605
     =========   =========      ========
            --          --            --
            --          --            --
            --          --            --
     ---------   ---------      --------
            --          --            --
     =========   =========      ========

---------------

* For the period May 1, 2005 to December 31, 2005

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2005, 2004, 2003, 2002, and 2001 or lesser time period, if applicable.

                                            VIP                   VIP                   VIP                  VIP
                                       EQUITY-INCOME            GROWTH               OVERSEAS              MID-CAP
                                          DIVISION             DIVISION              DIVISION             DIVISION
                                     ------------------   -------------------   -------------------   -----------------
2005
Units..............................           1,222,942             1,958,718               739,654             604,861
Unit Fair Value, Lowest to
 Highest(1)........................  $  12.61 to $33.00   $    8.99 to $28.74   $   12.30 to $25.64   $ 19.61 to $20.63
Net Assets (In Thousands)..........  $           27,268   $            36,376   $            14,314   $          12,109
Investment Income Ratio to Net
 Assets(2).........................                5.00%                 0.49%                 1.15%               1.47%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................       4.92% to 5.87%        4.86% to 5.80%      17.99% to 19.05%    17.25% to 18.30%
2004
Units..............................           1,229,677             2,195,040               828,485             663,974
Unit Fair Value, Lowest to
 Highest(1)........................  $  11.91 to $31.39   $    8.49 to $27.40   $   10.33 to $21.72   $ 16.73 to $17.44
Net Assets (In Thousands)..........  $           26,890   $            39,047   $            13,721   $          11,315
Investment Income Ratio to Net
 Assets(2).........................                1.90%                 0.26%                 1.07%               0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     10.53% to 11.53%        2.45% to 3.38%      12.62% to 13.64%    23.80% to 24.92%
2003
Units..............................           1,287,334             2,372,685               854,881             490,805
Unit Fair Value, Lowest to
 Highest(1)........................  $  10.68 to $28.34   $    8.22 to $26.73   $    9.09 to $19.28   $ 13.51 to $13.96
Net Assets (In Thousands)..........  $           25,787   $            41,478   $            12,744   $           6,697
Investment Income Ratio to Net
 Assets(2).........................                1.71%                 0.27%                 0.72%               0.38%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     29.19% to 30.41%      31.63% to 32.94%      42.14% to 43.44%    37.41% to 38.65%
2002
Units..............................           1,254,764             2,563,119               836,565             463,813
Unit Fair Value, Lowest to
 Highest(1)........................  $   8.19 to $21.90   $    6.18 to $20.29   $    6.34 to $13.56   $  9.83 to $10.07
Net Assets (In Thousands)..........  $           20,551   $            34,811   $             9,000   $           4,596
Investment Income Ratio to Net
 Assets(2).........................                1.72%                 0.25%                 0.79%               0.63%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   -17.69% to -16.95%    -30.73% to -30.10%    -20.99% to -20.28%   -10.63% to -9.82%
2001
Units..............................           1,177,313             2,470,261               829,682             198,284
Unit Fair Value, Lowest to
 Highest(1)........................  $  10.19 to $26.55   $    8.85 to $29.28   $    7.96 to $17.15   $ 11.07 to $11.17
Net Assets (In Thousands)..........  $           24,164   $            49,500   $            11,330   $           2,191
Investment Income Ratio to Net
 Assets(2).........................                1.68%                 0.08%                 5.56%               0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     -5.81% to -4.96%    -18.39% to -17.65%    -21.87% to -21.17%    -4.08% to -3.21%

                                     VAN ECK WORLDWIDE
                                        HARD ASSETS
                                          DIVISION
                                     ------------------
2005
Units..............................             118,357
Unit Fair Value, Lowest to
 Highest(1)........................  $  23.31 to $31.53
Net Assets (In Thousands)..........  $            3,144
Investment Income Ratio to Net
 Assets(2).........................                0.31%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     50.32% to 51.67%
2004
Units..............................              69,488
Unit Fair Value, Lowest to
 Highest(1)........................  $  15.51 to $20.90
Net Assets (In Thousands)..........  $            1,236
Investment Income Ratio to Net
 Assets(2).........................                0.34%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     22.87% to 23.98%
2003
Units..............................              57,580
Unit Fair Value, Lowest to
 Highest(1)........................  $  12.62 to $16.95
Net Assets (In Thousands)..........  $              803
Investment Income Ratio to Net
 Assets(2).........................                0.32%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     43.76% to 45.06%
2002
Units..............................              42,029
Unit Fair Value, Lowest to
 Highest(1)........................  $   8.78 to $11.75
Net Assets (In Thousands)..........  $              400
Investment Income Ratio to Net
 Assets(2).........................                0.72%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     -3.70% to -2.85%
2001
Units..............................              35,572
Unit Fair Value, Lowest to
 Highest(1)........................  $   9.12 to $12.16
Net Assets (In Thousands)..........  $              347
Investment Income Ratio to Net
 Assets(2).........................                1.08%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   -11.25% to -10.45%

------------
(1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

 *  For the period May 1, 2005 to December 31, 2005

    VAN ECK WORLDWIDE        RUSSELL             RUSSELL             RUSSELL               RUSSELL           J.P. MORGAN
    EMERGING MARKETS    MULTI-STYLE EQUITY      CORE BOND       AGGRESSIVE EQUITY          NON-US                BOND
        DIVISION             DIVISION            DIVISION            DIVISION             DIVISION             DIVISION
    -----------------   ------------------   ----------------   ------------------   -------------------   ----------------
             122,268               410,599            127,263              154,299   156,749............            275,424
    $21.40 to $33.53    $  10.59 to $16.27   $ 14.13 to $16.3   $  12.61 to $19.30   $13.18 to $15.48....  $13.11 to $14.27
    $          3,085    $            5,799   $         1,9492   $            2,680   $2,386..............  $          3,739
                0.63%                 1.11%              4.87%                9.32%  1.56%..............               5.97%
       0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%  0.00% to 0.90%.....      0.00% to 0.90%
     30.82% to 32.00%        6.32% to 6.74%     1.11% to 1.65%       5.41% to 5.83%  12.68% to 13.12%...      0.14% to 1.04%
              83,987               473,528            153,051              175,705   178,514............            130,618
    $16.36 to $25.54    $   9.96 to $15.06   $13.93 to $16.08   $  11.96 to $18.24   $11.69 to $13.72....  $13.09 to $14.12
    $          1,704    $            6,363   $          2,334   $            2,913   $2,411..............  $          1,760
                0.54%                 0.76%              4.42%                3.72%  1.87%..............               4.93%
       0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%  0.00% to 0.90%.....      0.00% to 0.90%
     24.77% to 25.89%        8.83% to 9.26%     3.73% to 4.14%     13.71% to 14.16%  17.24% to 17.71%...      3.36% to 4.29%
              81,692               536,328            186,408              189,819   215,765............            123,078
    $13.11 to $20.40    $   9.15 to $13.95   $13.38 to $15.44   $  10.52 to $15.98   $9.97 to $11.68.....  $12.66 to $13.54
    $          1,314    $            6,622   $          2,756   $            2,736   $2,480..............  $          1,597
                0.08%                 0.71%              5.40%                0.10%  2.64%..............               5.85%
       0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%  0.00% to 0.90%.....      0.00% to 0.90%
     52.79% to 54.21%      27.79% to 28.19%     5.17% to 5.61%     44.29% to 44.86%  37.58% to 38.10%...      2.78% to 3.68%
              54,303               541,296            187,193              205,652   200,556............            173,760
    $ 8.58 to $13.30    $   7.16 to $10.88   $12.68 to $14.62   $   7.29 to $11.03   $7.25 to $8.47......  $12.32 to $13.06
    $            579    $            5,233   $          2,650   $            2,038   $1,669..............  $          2,186
                0.20%                 0.60%              2.97%               0.00%   1.53%..............               0.63%
       0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%  0.00% to 0.90%.....      0.00% to 0.90%
     -3.77% to -2.90%    -23.88% to -23.57%     7.87% to 8.30%   -19.78% to -19.46%           -15.91% to      7.83% to 8.80%
                                                                                     -15.57%............
              83,288               606,073            244,053              239,743   243,244............             94,205
    $ 8.91 to $13.78    $   9.41 to $14.23   $11.71 to $13.51   $   9.09 to $13.69   $8.62 to $10.05.....  $11.42 to $12.00
    $            816    $            7,720   $          3,204   $            2,989   $2,413..............  $          1,097
                0.00%                 0.46%              5.82%               0.10%   0.56%..............               5.72%
       0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%  0.00% to 0.90%.....      0.00% to 0.90%
     -2.69% to -1.81%    -14.98% to -14.64%     6.45% to 6.87%     -3.24% to -2.85%           -22.73% to      5.97% to 6.93%
                                                                                     -22.42%............

        J.P. MORGAN
       SMALL COMPANY
          DIVISION
     ------------------
                386,091
     $  15.50 to $18.52
     $            6,778
                  11.63%
          0.00% to 0.90%
          2.50% to 3.42%
                391,632
     $  15.13 to $18.01
     $            6,741
                   0.00%
          0.00% to 0.90%
        26.03% to 27.17%
                251,683
     $  12.00 to $14.24
     $            3,431
                   0.00%
          0.00% to 0.90%
        34.70% to 36.00%
                268,612
     $   8.91 to $10.53
     $            2,698
                   0.19%
          0.00% to 0.90%
      -22.35% to -21.65%
                241,674
     $  11.47 to $13.51
     $            3,129
                   0.04%
          0.00% to 0.90%
        -8.85% to -8.03%

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                         FI MID-CAP       T. ROWE PRICE SMALL   T. ROWE PRICE LARGE   NEUBERGER BERMAN
                                       OPPORTUNITIES          CAP GROWTH            CAP GROWTH          MID-CAP VALUE
                                          DIVISION             DIVISION              DIVISION             DIVISION
                                     ------------------   -------------------   -------------------   -----------------
2005
Units..............................             484,150              619,816               466,875              193,015
Unit Fair Value, Lowest to
 Highest(1)........................  $   5.35 to $13.81   $   9.78 to $13.50    $   9.59 to $12.68    $ 15.66 to $16.19
Net Assets (In Thousands)..........  $            2,683   $            6,235    $            4,625    $           3,053
Investment Income Ratio to Net
 Assets(2).........................                0.00%                0.00%                 0.57%                8.29%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................       5.96% to 6.92%     10.02% to 11.01%        5.64% to 6.59%     11.27% to 12.27%
2004
Units..............................             583,280              625,307               497,847              149,047
Unit Fair Value, Lowest to
 Highest(1)........................  $   5.05 to $12.92   $   8.89 to $12.19    $   9.08 to $11.90    $ 14.08 to $14.42
Net Assets (In Thousands)..........  $            3,027   $            5,676    $            4,608    $           2,115
Investment Income Ratio to Net
 Assets(2).........................                0.48%                0.00%                 0.26%                2.74%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     16.15% to 17.19%     10.09% to 11.33%        8.94% to 9.93%     21.81% to 22.91%
2003
Units..............................             647,063              693,690               579,476               96,783
Unit Fair Value, Lowest to
 Highest(1)........................  $   4.35 to $11.02   $   8.07 to $10.95    $   8.33 to $10.82    $ 11.56 to $11.73
Net Assets (In Thousands)..........  $            2,868   $            5,699    $            4,919    $           1,124
Investment Income Ratio to Net
 Assets(2).........................                0.00%                0.00%                 0.12%                0.19%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     33.28% to 34.62%     39.66% to 40.92%      29.59% to 30.88%     35.32% to 36.56%
2002
Units..............................             789,686              310,114               516,319               22,575
Unit Fair Value, Lowest to
 Highest(1)........................  $    3.26 to $8.19   $    5.78 to $7.70    $    6.43 to $8.27    $   8.54 to $8.59
Net Assets (In Thousands)..........  $            2,599   $            1,810    $            3,355    $             193
Investment Income Ratio to Net
 Assets(2).........................                0.00%                0.00%                 0.28%                0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   -29.63% to -28.99%   -27.34% to -26.68%    -23.93% to -23.24%    -10.44% to -9.63%
2001
Units..............................             847,912              160,140               257,510                   --
Unit Fair Value, Lowest to
 Highest(1)........................  $    4.63 to $4.70   $    7.96 to $8.08    $    8.45 to $8.58    $              --
Net Assets (In Thousands)..........  $            3,944   $            1,280    $            2,197    $              --
Investment Income Ratio to Net
 Assets(2).........................                0.00%                0.00%                 0.01%                  --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%                  --
Total Return, Lowest to
 Highest(4)........................   -37.90% to -37.32%     -9.86% to -9.03%     -10.70% to -9.90%                  --

                                             FI
                                     INTERNATIONAL STOCK
                                          DIVISION
                                     -------------------
2005
Units..............................             249,702
Unit Fair Value, Lowest to
 Highest(1)........................  $  14.24 to $14.71
Net Assets (In Thousands)..........  $            3,598
Investment Income Ratio to Net
 Assets(2).........................                0.60%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     16.95% to 18.00%
2004
Units..............................             190,766
Unit Fair Value, Lowest to
 Highest(1)........................  $  12.17 to $12.47
Net Assets (In Thousands)..........  $            2,341
Investment Income Ratio to Net
 Assets(2).........................                1.26%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     17.14% to 18.19%
2003
Units..............................             175,973
Unit Fair Value, Lowest to
 Highest(1)........................  $  10.37 to $10.55
Net Assets (In Thousands)..........  $            1,837
Investment Income Ratio to Net
 Assets(2).........................                0.51%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     26.87% to 28.05%
2002
Units..............................             110,505
Unit Fair Value, Lowest to
 Highest(1)........................  $    8.10 to $8.24
Net Assets (In Thousands)..........  $              908
Investment Income Ratio to Net
 Assets(2).........................                0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   -18.23% to -17.49%
2001
Units..............................                  --
Unit Fair Value, Lowest to
 Highest(1)........................  $               --
Net Assets (In Thousands)..........  $               --
Investment Income Ratio to Net
 Assets(2).........................                  --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................                  --
Total Return, Lowest to
 Highest(4)........................                  --

------------
(1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

 *  For the period May 1, 2005 to December 31, 2005

     MORGAN STANLEY        METLIFE        METLIFE MID-CAP       BLACKROCK          BLACKROCK         LEHMAN BROTHERS
       EAFE INDEX        STOCK INDEX        STOCK INDEX      LARGE CAP VALUE      DIVERSIFIED      AGGREGATE BOND INDEX
        DIVISION           DIVISION           DIVISION           DIVISION           DIVISION             DIVISION
    ----------------   ----------------   ----------------   ----------------   ----------------   --------------------
             536,803          4,641,378            52,235            316,595             510,436              774,171
    $12.88 to $24.19   $10.63 to $48.01   $14.22 to $17.17   $12.73 to $44.93   $12.13 to $43.45     $11.89 to $30.98
    $          9,143   $         81,847   $           838    $         8,414    $         10,487     $         13,495
                1.68%              1.58%             6.09%              2.00%               1.58%               3.98%
       0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
     12.24% to 13.24%     3.71% to 4.64%  11.28% to 39.67%     5.04% to 5.98%      2.13% to 3.05%      1.16% to 2.06%
             511,333          4,958,034            47,846            316,114             501,929              773,395
    $11.38 to $21.54   $10.16 to $46.27   $12.29 to $15.15   $12.01 to $42.75   $11.78 to $42.52     $11.65 to $30.61
    $          7,985   $         85,145   $           695    $         8,217    $         10,240     $         13,406
                0.67%              0.85%             0.62%              0.00%               1.90%               2.97%
       0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
     18.57% to 19.64%    9.55% to 10.53%  -6.72% to 16.05%   12.39% to 13.40%      7.54% to 8.51%      3.17% to 4.10%
             445,795          4,946,613            22,410            324,396             548,998              811,587
    $ 9.51 to $18.16   $ 9.19 to $42.22   $10.91 to $13.18   $10.59 to $38.02   $10.88 to $39.52     $11.20 to $29.65
    $          6,115   $         78,877   $           279    $         7,587    $         10,538     $         13,820
                0.01%              0.01%             0.07%              1.38%               0.00%               0.08%
       0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
     37.70% to 38.81%   22.02% to 28.22%  30.99% to 34.89%   30.41% to 35.65%    14.28% to 20.38%      1.15% to 3.66%
                 983             17,019             1,193                956                 147                2,710
    $           8.09   $           8.19   $          8.09    $          7.81    $           9.04     $          10.80
    $              8   $            139   $            10    $             7    $              1     $             29
                0.00%              0.00%             0.00%              0.38%               0.00%               0.00%
       0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
              -16.63%            -22.33%           -14.91%                --              -13.93%              10.23%
                  --                 --                --                 --                  --                   --
    $             --   $             --   $            --    $            --    $             --     $             --
    $             --   $             --   $            --    $            --    $             --     $             --
                  --                 --                --                 --                  --                   --
                  --                 --                --                 --                  --                   --
                  --                 --                --                 --                  --                   --

        BLACKROCK
     STRATEGIC VALUE
         DIVISION
     ----------------
              575,468
     $13.17 to $20.11
     $         11,130
                 6.47%
        0.00% to 0.90%
        3.23% to 4.15%
              544,826
     $12.65 to $19.44
     $         10,210
                 0.00%
        0.00% to 0.90%
      14.31% to 15.34%
              518,555
     $10.96 to $16.98
     $          8,450
                 0.00%
        0.00% to 0.90%
      48.96% to 50.18%
                  838
     $           7.30
     $              6
                 0.00%
        0.00% to 0.90%
               -21.32%
                   --
     $             --
     $             --
                   --
                   --
                   --

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                          RUSSELL         HARRIS OAKMARK LARGE    BLACKROCK LEGACY     HARRIS OAKMARK
                                         2000 INDEX            CAP VALUE          LARGE CAP GROWTH     FOCUSED VALUE
                                          DIVISION              DIVISION              DIVISION            DIVISION
                                     ------------------   --------------------   ------------------   ----------------
2005
Units..............................             274,071               351,694               321,441            407,084
Unit Fair Value, Lowest to
 Highest(1)........................  $  13.18 to $14.07    $  11.18 to $11.55    $   7.24 to $11.81   $14.02 to $16.62
Net Assets (In Thousands)..........  $            3,676    $            3,975    $            2,466   $          6,500
Investment Income Ratio to Net
 Assets(2).........................                4.63%                 0.66%                 0.41%              1.13%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................       3.57% to 4.50%      -2.26% to -1.38%        6.05% to 7.00%    9.06% to 11.75%
2004
Units..............................             278,388               322,712               326,113            452,011
Unit Fair Value, Lowest to
 Highest(1)........................  $  12.72 to $13.46    $  11.44 to $11.71    $   6.83 to $11.04   $12.74 to $15.11
Net Assets (In Thousands)..........  $            3,592    $            3,724    $            2,334   $          6,628
Investment Income Ratio to Net
 Assets(2).........................                0.43%                 0.64%                 0.00%              1.17%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     16.71% to 17.77%      10.42% to 11.42%        7.84% to 8.81%     6.27% to 9.93%
2003
Units..............................             209,637               392,322               327,120            493,898
Unit Fair Value, Lowest to
 Highest(1)........................  $  10.90 to $11.43    $  10.28 to $10.51    $   6.33 to $10.15   $11.59 to $13.75
Net Assets (In Thousands)..........  $            2,300    $            4,098    $            2,138   $          6,677
Investment Income Ratio to Net
 Assets(2).........................                0.19%                 0.00%                 0.05%              0.12%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     44.77% to 46.02%      24.33% to 25.46%      33.83% to 35.17%   31.48% to 32.71%
2002
Units..............................              26,951               209,797               263,025            342,187
Unit Fair Value, Lowest to
 Highest(1)........................  $    7.53 to $7.83    $    8.19 to $8.38    $    4.73 to $7.51   $ 8.74 to $10.36
Net Assets (In Thousands)..........  $              204    $            1,755    $            1,256   $          3,523
Investment Income Ratio to Net
 Assets(2).........................                0.00%                 0.32%                 0.00%              0.16%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   -21.18% to -20.46%    -14.93% to -14.16%    -33.77% to -33.17%   -9.65% to -8.84%
2001
Units..............................                  --                    --               116,174            113,623
Unit Fair Value, Lowest to
 Highest(1)........................  $               --    $               --    $    7.14 to $7.24   $11.30 to $11.37
Net Assets (In Thousands)..........  $               --    $               --    $              833   $          1,301
Investment Income Ratio to Net
 Assets(2).........................                  --                    --                  0.21%              0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................                  --                    --         0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................                  --                    --     -12.79% to -12.02%   26.66% to 27.78%

                                           DAVIS
                                       VENTURE VALUE
                                          DIVISION
                                     ------------------
2005
Units..............................             516,399
Unit Fair Value, Lowest to
 Highest(1)........................  $  13.46 to $13.91
Net Assets (In Thousands)..........  $            7,095
Investment Income Ratio to Net
 Assets(2).........................                0.51%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................      9.32% to 10.30%
2004
Units..............................             277,400
Unit Fair Value, Lowest to
 Highest(1)........................  $  12.31 to $12.61
Net Assets (In Thousands)..........  $            3,443
Investment Income Ratio to Net
 Assets(2).........................                0.54%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     11.36% to 12.37%
2003
Units..............................             205,707
Unit Fair Value, Lowest to
 Highest(1)........................  $  11.06 to $11.22
Net Assets (In Thousands)..........  $            2,285
Investment Income Ratio to Net
 Assets(2).........................                0.17%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     29.71% to 30.94%
2002
Units..............................              51,734
Unit Fair Value, Lowest to
 Highest(1)........................  $    8.50 to $8.57
Net Assets (In Thousands)..........  $              441
Investment Income Ratio to Net
 Assets(2).........................                0.01%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   -17.12% to -16.37%
2001
Units..............................                  --
Unit Fair Value, Lowest to
 Highest(1)........................  $               --
Net Assets (In Thousands)..........  $               --
Investment Income Ratio to Net
 Assets(2).........................                  --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................                  --
Total Return, Lowest to
 Highest(4)........................                  --

------------
(1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

 *  For the period May 1, 2005 to December 31, 2005

                                                                                                           METLIFE
       BLACKROCK          BLACKROCK           BLACKROCK              MFS           SALOMON BROTHERS     CONSERVATIVE
      MONEY MARKET       BOND INCOME      AGGRESSIVE GROWTH      TOTAL RETURN      U.S. GOVERNMENT       ALLOCATION
        DIVISION           DIVISION            DIVISION            DIVISION            DIVISION           DIVISION*
    ----------------   ----------------   ------------------   ----------------   ------------------   ---------------
           1,349,216            190,536             374,916             281,072                  556                86
    $10.56 to $20.54   $11.67 to $12.06    $10.21 to $18.27    $12.35 to $19.94   $171.45 to $189.50   $        104.13
    $         17,133   $          2,255    $          5,402    $          4,416   $               98   $             9
                2.73%              5.02%               0.00%               2.99%                3.64%             0.82%
       0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%    0.00% to 0.90%
       1.98% to 2.89%     1.50% to 2.41%     9.72% to 10.70%      2.20% to 3.12%       0.82% to 1.72%            4.13%
           2,059,937            161,638             455,675             280,684                  393                --
    $10.26 to $20.13   $11.50 to $11.78    $ 9.23 to $16.62    $11.98 to $19.48   $170.06 to $186.29   $            --
    $         25,350   $          1,881    $          6,130    $          4,284   $               68                --
                0.90%              5.61%               0.00%               2.56%                0.00%               --
       0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%               --
       0.08% to 0.99%     3.50% to 4.43%    11.97% to 12.98%     9.95% to 10.94%       2.79% to 3.41%
           2,759,691             89,894             562,001             267,110                   --                --
    $10.16 to $20.10   $11.11 to $11.28    $ 8.17 to $14.81    $10.79 to $17.68   $               --   $            --
    $         33,535   $          1,005    $          6,464    $          3,707   $               --   $            --
                1.04%              3.95%               0.00%               3.26%                  --                --
       0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%                  --                --
       -.10% to 0.83%     4.89% to 5.87%    29.51% to 30.45%    16.90% to 18.00%                  --                --
              13,852            125,980                  --             236,857                   --                --
    $          10.08   $10.59 to $10.65    $             --    $ 9.15 to $15.09   $               --   $            --
    $            140   $          1,340    $             --    $          2,812   $               --   $            --
               33.69%              0.00%                 --                3.93%                  --                --
       0.00% to 0.90%     0.00% to 0.90%                 --       0.00% to 0.90%                  --                --
               1.41%      7.48% to 8.45%                 --     -9.54% to -8.73%                  --                --
                  --                 --                  --             235,697                   --                --
    $             --   $             --    $             --    $10.02 to $16.64   $               --   $            --
    $             --   $             --    $             --    $          3,201   $               --   $            --
                  --                 --                  --                3.89%                  --                --
                  --                 --                  --       0.00% to 0.90%                  --                --
                  --                 --                  --     -4.95% to -4.09%                  --                --

           METLIFE
       CONSERVATIVE TO
     MODERATE ALLOCATION
          DIVISION*
     -------------------
                     1
       $        106.43
       $             0
                  0.00%
         0.00% to 0.90%
                  6.43%
                    --
       $            --
                    --
                    --
                    --
                    --
       $            --
       $            --
                    --
                    --
                    --
                    --
       $            --
       $            --
                    --
                    --
                    --
                    --
       $            --
       $            --
                    --
                    --
                    --

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                                           METLIFE
                                          METLIFE          MODERATE         METLIFE
                                          MODERATE      TO AGGRESSIVE      AGGRESSIVE           JANUS              RCM GLOBAL
                                         ALLOCATION       ALLOCATION       ALLOCATION     AGGRESSIVE GROWTH        TECHNOLOGY
                                         DIVISION*        DIVISION*        DIVISION*           DIVISION             DIVISION
                                       --------------   --------------   --------------   ------------------   ------------------
2005
Units................................             139              335               17               47,764               77,982
Unit Fair Value, Lowest to
 Highest(1)..........................  $       108.66   $       110.94   $       112.72   $   8.38 to $12.34   $   6.13 to $10.51
Net Assets (In Thousands)............  $           15   $           37   $            2   $              421   $              505
Investment Income Ratio to Net
 Assets(2)...........................            0.86%            0.80%            1.32%                0.11%                0.88%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........   0.00% to 0.90%   0.00% to 0.90%   0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to Highest(4)...            8.66%           10.94%           12.72%     12.83% to 13.84%     10.36% to 11.35%
2004
Units................................              --               --               --               46,651               52,000
Unit Fair Value, Lowest to
 Highest(1)..........................  $           --   $           --   $           --   $   7.43 to $10.84   $    5.55 to $9.45
Net Assets (In Thousands)............              --               --               --   $              362   $              305
Investment Income Ratio to Net
 Assets(2)...........................              --               --               --                 0.00%                0.07%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........              --               --               --        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to Highest(4)                                                             7.85% to 8.82%     -5.13% to -4.09%
2003
Units................................              --               --               --               48,911               51,401
Unit Fair Value, Lowest to
 Highest(1)..........................  $           --   $           --   $           --   $    6.89 to $9.96   $    5.85 to $9.86
Net Assets (In Thousands)............  $           --   $           --   $           --   $              350   $              311
Investment Income Ratio to Net
 Assets(2)...........................              --               --               --                 0.00%                0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........              --               --               --        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to Highest(4)...              --               --               --      28.75% to 29.93%     56.43% to 57.97%
2002
Units................................              --               --               --               68,847               18,141
Unit Fair Value, Lowest to
 Highest(1)..........................  $           --   $           --   $           --   $    5.35 to $7.67   $    3.74 to $6.24
Net Assets (In Thousands)............  $           --   $           --   $           --   $              375   $               70
Investment Income Ratio to Net
 Assets(2)...........................              --               --               --                 0.00%                0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........              --               --               --        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to Highest(4)...              --               --               --    -31.18% to -30.56%   -51.01% to -50.57%
2001
Units................................              --               --               --                9,275                2,359
Unit Fair Value, Lowest to
 Highest(1)..........................  $           --   $           --   $           --   $    7.77 to $7.78   $    7.63 to $7.68
Net Assets (In Thousands)............  $           --   $           --   $           --   $               70   $               15
Investment Income Ratio to Net
 Assets(2)...........................              --               --               --                 0.00%                0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........              --               --               --        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to Highest(4)...              --               --               --      10.67% to 10.92%     46.35% to 46.68%

------------
(1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

 *  For the period May 1, 2005 to December 31, 2005


         PIMCO         T. ROWE PRICE MID-CAP        MET/AIM                                HARRIS OAKMARK        LORD ABBETT
      TOTAL RETURN            GROWTH            SMALL CAP GROWTH      LAZARD MID-CAP       INTERNATIONAL       GROWTH & INCOME
        DIVISION             DIVISION               DIVISION             DIVISION             DIVISION             DIVISION
    ----------------   ---------------------   ------------------   ------------------   ------------------   ------------------
             665,767               191,552                 79,545               27,741              335,810              197,707
    $11.69 to $12.08    $  12.52 to $13.59     $  11.93 to $12.70   $  13.06 to $13.50   $  15.39 to $15.90   $  10.62 to $13.71
    $          7,929    $            2,446     $              965   $              369   $            5,218   $            2,626
                0.72%                 2.46%                  2.22%               11.30%                1.76%                2.84%
       0.00% to 0.90%        0.00% to 0.90%         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
       1.55% to 2.46%      13.85% to 14.87%         7.62% to 8.59%       7.44% to 8.40%     13.46% to 14.48%       2.75% to 3.68%
             624,680               158,648                 72,410               28,005              175,927              232,871
    $11.51 to $11.79    $  11.00 to $11.83     $  11.08 to $11.69   $  12.16 to $12.45   $  13.56 to $13.89   $  10.34 to $13.29
    $          7,288    $            1,763     $              813   $              344   $            2,402   $            2,998
                3.05%                 0.00%                  0.00%                0.00%                0.03%                1.84%
       0.00% to 0.90%        0.00% to 0.90%         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
       4.31% to 5.25%      17.10% to 18.15%         5.78% to 6.73%     13.57% to 14.60%     19.72% to 20.80%     12.93% to 13.95%
             671,765                95,295                 71,510               26,423              165,210              257,105
    $11.04 to $11.20    $   9.39 to $10.01     $  10.48 to $10.96   $  10.71 to $10.87   $  11.28 to $11.50   $   9.16 to $11.73
    $          7,483    $              901     $              754   $              285   $            1,887   $            2,899
                4.65%                 0.00%                  0.00%                1.28%                2.17%                1.33%
       0.00% to 0.90%        0.00% to 0.90%         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
       3.62% to 4.50%      35.87% to 37.22%       37.88% to 39.04%     25.22% to 26.47%     34.19% to 35.31%     28.22% to 29.36%
             208,023                 3,484                131,250               11,406                7,920              276,591
    $10.65 to $10.72    $    6.91 to $7.30     $    7.60 to $7.88   $    8.49 to $8.60   $    8.34 to $8.50   $    7.14 to $9.12
    $          2,226    $               24     $            1,004   $               98   $               67   $            2,402
                0.00%                 0.00%                  0.00%                0.09%                0.21%                1.14%
       0.00% to 0.90%        0.00% to 0.90%         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
       8.59% to 9.57%    -44.50% to -44.00%     -27.90% to -27.25%   -11.40% to -10.60%   -18.60% to -17.87%   -20.09% to -19.37%
                  --                    --                     --                   --                   --              336,111
    $             --    $               --     $               --   $               --   $               --   $   8.94 to $11.37
                  --                    --                     --                   --                   --   $            3,458
                  --                    --                     --                   --                   --                 0.92%
                  --                    --                     --                   --                   --        0.00% to 0.90%
                  --                    --                     --                   --                   --      -9.17% to -8.35%


        LORD ABBETT
       MID-CAP VALUE
          DIVISION
     ------------------
                282,587
     $  17.21 to $20.65
     $            5,365
                   4.04%
          0.00% to 0.90%
          7.32% to 8.28%
                317,812
     $  16.04 to $19.18
     $            5,619
                   4.48%
          0.00% to 0.90%
        21.45% to 22.54%
                325,257
     $  13.21 to $15.73
     $            4,703
                   1.10%
          0.00% to 0.90%
        27.85% to 28.93%
                380,006
     $  10.33 to $12.27
     $            4,258
                   0.57%
          0.00% to 0.90%
      -13.40% to -12.62%
                135,806
     $  11.95 to $14.12
     $            1,825
                   1.07%
          0.00% to 0.90%
        11.82% to 12.82%

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                        MFS RESEARCH      NEUBERGER BERMAN REAL    LORD ABBETT BOND    OPPENHEIMER CAPITAL
                                       INTERNATIONAL             ESTATE               DEBENTURE            APPRECIATION
                                          DIVISION              DIVISION               DIVISION             DIVISION*
                                     ------------------   ---------------------   ------------------   --------------------
2005
Units..............................             252,773                10,429                 47,167                      7
Unit Fair Value, Lowest to
 Highest(1)                          $  11.68 to $13.41    $145.21 to $147.40     $182.69 to $199.23   $93.61...............
Net Assets (In Thousands)..........  $            3,324    $            1,529     $            8,817   $                  1
Investment Income Ratio to Net
 Assets(2).........................                5.00%                 0.21%                 12.01%                  0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%         0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     15.73% to 16.77%      12.60% to 13.61%         0.90% to 1.81%                  9.86%
2004
Units..............................             298,069                 1,665                666,855                     --
Unit Fair Value, Lowest to
 Highest(1)........................  $  10.09 to $11.55    $128.97 to $129.74     $ 10.21 to $195.69   $                 --
Net Assets (In Thousands)..........  $            3,376    $              215     $            8,157                     --
Investment Income Ratio to Net
 Assets(2).........................                0.75%                 7.36%                  7.67%                    --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%         0.00% to 0.90%                    --
Total Return, Lowest to
 Highest(4)........................     16.23% to 17.28%      28.98% to 29.74%         6.99% to 9.61%
2003
Units..............................             353,269                    --                685,443                     --
Unit Fair Value, Lowest to
 Highest(1)........................  $    8.69 to $9.90    $               --     $   9.32 to $13.10   $                 --
Net Assets (In Thousands)..........  $            3,418    $               --     $        7,737,904   $                 --
Investment Income Ratio to Net
 Assets(2).........................                0.71%                   --                   6.37%                    --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%                   --          0.00% to 0.90%                    --
Total Return, Lowest to
 Highest(4)........................     23.37% to 24.47%                   --        26.11% to 27.33%                    --
2002
Units..............................             387,122                    --                582,884                     --
Unit Fair Value, Lowest to
 Highest(1)........................  $    7.04 to $7.99    $               --     $   7.32 to $10.11   $                 --
Net Assets (In Thousands)..........  $            3,018    $               --     $            5,369   $                 --
Investment Income Ratio to Net
 Assets(2).........................                0.78%                   --                  10.81%                    --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%                   --          0.00% to 0.90%                    --
Total Return, Lowest to
 Highest(4)........................   -21.08% to -20.37%                   --          2.52% to 3.44%                    --
2001
Units..............................             385,827                    --                681,233                     --
Unit Fair Value, Lowest to
 Highest(1)........................  $   8.91 to $10.10    $               --     $    7.08 to $9.84   $                 --
Net Assets (In Thousands)..........  $            3,773    $               --     $            6,101   $                 --
Investment Income Ratio to Net
 Assets(2).........................                0.09%                   --                  12.00%                    --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%                   --          0.00% to 0.90%                    --
Total Return, Lowest to
 Highest(4)........................   -29.81% to -29.17                    --      -12.52% to -11.73%                    --


                                       AMERICAN FUNDS
                                      GROWTH DIVISION
                                     ------------------
2005
Units..............................           1,610,626
Unit Fair Value, Lowest to
 Highest(1)                          $  14.01 to $14.52
Net Assets (In Thousands)..........  $           22,889
Investment Income Ratio to Net
 Assets(2).........................                0.73%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     15.16% to 16.19%
2004
Units..............................           1,394,808
Unit Fair Value, Lowest to
 Highest(1)........................  $  12.17 to $12.50
Net Assets (In Thousands)..........  $           17,147
Investment Income Ratio to Net
 Assets(2).........................                0.19%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     11.49% to 12.50%
2003
Units..............................             939,452
Unit Fair Value, Lowest to
 Highest(1)........................  $  10.91 to $11.11
Net Assets (In Thousands)..........  $           10,298
Investment Income Ratio to Net
 Assets(2).........................                0.17%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     35.55% to 36.84%
2002
Units..............................             154,577
Unit Fair Value, Lowest to
 Highest(1)........................  $    8.05 to $8.12
Net Assets (In Thousands)..........  $            1,246
Investment Income Ratio to Net
 Assets(2).........................                0.08%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   -25.13% to -24.45%
2001
Units..............................                  --
Unit Fair Value, Lowest to
 Highest(1)........................  $               --
Net Assets (In Thousands)..........                  --
Investment Income Ratio to Net
 Assets(2).........................                  --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................                  --
Total Return, Lowest to
 Highest(4)........................                  --

------------
(1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

 *  For the period May 1, 2005 to December 31, 2005

        AMERICAN FUNDS       AMERICAN FUNDS GLOBAL
        GROWTH-INCOME        SMALL CAPITALIZATION
           DIVISION                DIVISION
      ------------------     ---------------------
               1,161,565                 354,785
      $  12.36 to $12.78      $  17.36 to $18.18
      $           14,521      $            6,255
                    1.76%                   0.91%
           0.00% to 0.90%          0.00% to 0.90%
           4.89% to 5.83%        24.24% to 25.35%
               1,270,481                 325,647
      $  11.79 to $12.07      $  13.97 to $14.50
      $           15,129      $            4,597
                    1.09%                   0.00%
           0.00% to 0.90%          0.00% to 0.90%
          9.39% to 10.37%        19.80% to 20.88%
                 660,092                 210,796
      $  10.78 to $10.94      $  11.66 to $12.00
      $            7,145      $            2,470
                    1.39%                   0.24%
           0.00% to 0.90%          0.00% to 0.90%
         31.25% to 32.43%        52.07% to 53.56%
                 155,871                  27,605
      $    8.16 to $8.26      $    7.67 to $7.82
      $            1,282      $              212
                    2.61%                   0.25%
           0.00% to 0.90%          0.00% to 0.90%
       -19.07% to -18.34%      -19.78% to -19.05%
                      --                      --
      $               --      $               --
                      --                      --
                      --                      --
                      --                      --
                      --                      --

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

7. CHANGE OF PORTFOLIO NAME, PORTFOLIO MERGERS AND SHARE SUBSTITUTIONS

Effective December 19, 2005, Lazard Asset Management LLC became the sub-investment manager for the Met/AIM Mid Cap Core Equity Portfolio, which changed its name to Lazard Mid-Cap Portfolio.

Effective May 1, 2005, the Neuberger Berman Partners Mid-Cap Value Portfolio changed its name to Neuberger Berman Mid-Cap Value Portfolio.

Effective May 1, 2005, the VIP High Income Division substituted all of its shares in the VIP High Income Portfolio of the Fidelity Funds for shares in the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund and subsequently changed its name to the Lord Abbett Bond Debenture Division.

Effective January 31, 2005, BlackRock Advisors, Inc. replaced State Street Research & Management Company as subadvisor to all portfolios previously managed by State Street Research & Management Company and changed the names of the portfolios as follows:

OLD PORTFOLIO NAME                                                      NEW PORTFOLIO NAME
------------------                                                      ------------------
State Street Research Aggressive Growth Portfolio      BlackRock Aggressive Growth Portfolio
State Street Research Aurora Portfolio                 BlackRock Strategic Value Portfolio
State Street Research Bond Income Portfolio            BlackRock Bond Income Portfolio
State Street Research Diversified Portfolio            BlackRock Diversified Portfolio
State Street Research Large Cap Value Portfolio        BlackRock Large Cap Value Portfolio
State Street Research Large Cap Growth Portfolio       BlackRock Legacy Large Cap Growth Portfolio
State Street Research Money Market Portfolio           BlackRock Money Market Portfolio

On January 15, 2005, RCM Capital Management LLC became the sub-investment manager for the PIMCO PEA Innovation Portfolio which changed its name to RCM Global Technology Portfolio.

Effective May 3, 2004, the PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio.

Effective May 3, 2004, the FI Mid-Cap Opportunities Portfolio merged with the Janus Mid-Cap Portfolio and the Janus Mid-Cap Portfolio subsequently changed its name to FI Mid-Cap Opportunities Portfolio.

Effective May 3, 2004, the Alger Equity Growth Division, Fidelity VIP Asset Manager Division, American Century Income & Growth Division, American Century International Division, and American Century Value Division substituted all of their shares in Alger Equity Growth Portfolio of the Metropolitan Fund, Fidelity VIP Asset Manager Portfolio of the Fidelity Fund, American Century Income & Growth Portfolio of the American Century Fund, American Century International Portfolio of the American Century Fund and American Century Value Portfolio of the American Century Fund, respectively, for shares in the State Street Research Large Cap Growth Portfolio and MFS Total Return Portfolio of the Metropolitan Fund, Lord Abbett Growth & Income Portfolio, MFS Research International Portfolio, and Lord Abbett Mid-Cap Value Portfolio of the Met Investors Fund, respectively and subsequently changed their names to State Street Research Large Cap Growth Division, MFS Total Return Division, Lord Abbett Growth & Income Division, MFS Research International Division, and Lord Abbett Mid-Cap Value Division, respectively.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

Effective August 25, 2003, all Funds of the SEI Insurance Products Trust are no longer available for investment. All cash value allocated to the Funds were redeemed and the liquidated proceeds were transferred to the State Street Research Money Market Portfolio of the Metropolitan Fund.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

7. CHANGE OF PORTFOLIO NAME, PORTFOLIO MERGERS AND SHARE
SUBSTITUTIONS -- (CONTINUED)

Effective May 1, 2003, all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies, or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

Effective April 28, 2003, the Money Market Fund, S&P 500 Index Portfolio, Bond Index Portfolio, Managed Equity Portfolio, International Index Portfolio, Mid-Cap Portfolio, Small-Cap Equity Portfolio, and the Asset Allocation Portfolio of the General American Capital Company merged into the State Street Research Money Market Portfolio of the New England Zenith Fund and the MetLife Stock Index Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, State Street Research Large Cap Value Portfolio, Morgan Stanley EAFE Index Portfolio, State Street Research Aggressive Growth Portfolio, State Street Research Aurora Portfolio and the State Street Research Diversified Portfolio of the Metropolitan Fund, respectively.

                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128

                                    RECEIPT


This is to acknowledge receipt of an American Vision Series VUL 2002 Prospectus dated May 1, 2006. This Variable Life Insurance Policy is offered by General American Life Insurance Company.


-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                        AMERICAN VISION SERIES VUL 2002

                                FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
               ISSUED BY GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                  MAY 1, 2006



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2006 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614.


                                      SAI-1

                               TABLE OF CONTENTS


                                                               PAGE
                                                              -------
GENERAL INFORMATION AND HISTORY.............................    SAI-3
  The Company...............................................    SAI-3
  The Separate Account......................................    SAI-3
DISTRIBUTION OF THE POLICIES................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE
  POLICIES..................................................    SAI-4
  Dollar Cost Averaging.....................................    SAI-4
  Portfolio Rebalancing.....................................    SAI-4
  Payment of Proceeds.......................................    SAI-5
  Payment Options...........................................    SAI-5
ADDITIONAL INFORMATION ABOUT CHARGES........................    SAI-6
  Group or Sponsored Arrangements...........................    SAI-6
LOANS.......................................................    SAI-6
POTENTIAL CONFLICTS OF INTEREST.............................    SAI-6
LIMITS TO GENERAL AMERICAN'S RIGHT TO CHALLENGE THE
  POLICY....................................................    SAI-7
MISSTATEMENT OF AGE OR SEX..................................    SAI-7
REPORTS.....................................................    SAI-7
PERSONALIZED ILLUSTRATIONS..................................    SAI-7
PERFORMANCE DATA............................................    SAI-8
INVESTMENT ADVICE...........................................    SAI-8
REGISTRATION STATEMENT......................................    SAI-9
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............    SAI-9
EXPERTS.....................................................   SAI-10
FINANCIAL STATEMENTS........................................


                                      SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

     General American Life Insurance Company ("General American") was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. On January 6, 2000 Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, General American became an indirect, wholly-owned subsidiary of MetLife. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company.


     In connection with its acquisition of GenAmerica Corporation, MetLife entered into a net worth maintenance agreement with General American. Under the agreement, as subsequently amended, MetLife agreed, without limitation as to amount, to cause General American to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2005, the capital and surplus of General American was in excess of these minimum capital and surplus levels. MetLife and General American entered into the agreement in part to enhance and maintain the financial strength of General American as set forth in the agreement. Creditors of General American (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of General American with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to General American. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if General American attains a financial strength rating from each of Standard & Poor's Corp., Moody's Investors Service, Inc., A.M. Best Company and Duff & Phelps Credit Rating Co., without giving weight to the support of the agreement, that is the same as or better than its rating from such agency with such support.


THE SEPARATE ACCOUNT

     We established the Separate Account as a separate investment account on January 24, 1985 under Missouri law. The Separate Account is the funding vehicle for the Policies, and other General American variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the Missouri Insurance Commissioner regulates General American and the Separate Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                          DISTRIBUTION OF THE POLICIES

     The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


     MetLife Investors Distribution Company (formerly General American Distributors, Inc.) ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000 and its principal office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. Distributor is an indirect wholly-owned subsidiary of MetLife Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.


                                      SAI-3

     Distributor received sales compensation with respect to the Policies in the following amounts during the periods indicated:


                                                                                  AGGREGATE AMOUNT OF COMMISSIONS
                                                      AGGREGATE AMOUNT OF          RETAINED BY DISTRIBUTOR AFTER
FISCAL YEAR                                     COMMISSIONS PAID TO DISTRIBUTOR      PAYMENTS TO SELLING FIRMS
-----------                                     -------------------------------   -------------------------------
2005..........................................            $1,602,220                          $    0
2004..........................................            $1,852,907                          $    0
2003..........................................            $1,032,531                          $    0


     Registered representatives of affiliated selling firms who are also agents of the Company are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING

     You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred from the BlackRock Money Market Division to other selected Divisions on a monthly basis. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

     Under this feature, you may request that a certain amount of your cash value be transferred on each monthly anniversary from the BlackRock Money Market Division to one or more of the other Divisions. You must transfer a minimum of $100 under this feature, and each selected Division must receive at least 1% of the total amount of each monthly transfer. Fractional percentages may not be used. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers made under the dollar cost averaging program will not count against the total number of transfers allowed in a Policy year nor be subject to any charge. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Administrative Office. You may not participate in the dollar cost averaging program while you are participating in the portfolio rebalancing program. (See "Portfolio Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.

PORTFOLIO REBALANCING

     You can select a portfolio rebalancing program for your cash value. Cash value allocated to the Divisions can be expected to increase or decrease at different rates. A portfolio rebalancing program automatically reallocates your cash value among the Divisions and the General Account periodically to return the allocation to the allocation percentages you specify. Portfolio rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Portfolio rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     There are two methods of rebalancing available--periodic and variance.

     PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semi-annually or annually), measured from the Policy anniversary. On each date elected, we will rebalance the accounts by generating transfers to reallocate the cash value according to the investment percentages elected. You can exclude specific accounts from being rebalanced.

     VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude

                                      SAI-4
specific accounts from being rebalanced. On each monthly anniversary we will review the current account balances to determine whether any balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any account is outside of the variance range, we will generate transfers to rebalance all of the specified accounts back to the predetermined percentages.

     If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per policy year, transfers resulting from portfolio rebalancing will not count against the total number of transfers allowed in a Policy year, nor be subject to any charge.

     You may elect either form of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to us under our administrative rules.

     Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging. (See "Dollar Cost Averaging".) We reserve the right to suspend portfolio rebalancing at any time. There is no charge for this feature.

PAYMENT OF PROCEEDS

     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Pre-Authorized Checking premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the General Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

     We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Administrative Office for the procedure to follow. (See "Receipt of Communications and Payments at General American's Administrative Office".) The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted.

     Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

     The following payment options are available:

     (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.0% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

     (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) for the longer of the life of the payee or 10 years, (ii) for the longer of the life of the payee or 15 years, or (iii) for the longer of the life of the payee or 20 years.

     (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any remaining proceeds in one sum.

     (iv) INTEREST. We hold proceeds and pay interest of at least 3.0% a year monthly or add it to the principal annually. Withdrawals of at least $500 may be made at any time by written request.

                                      SAI-5

     (v) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, but for at least 10 years, or (ii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

     (vi) SPECIFIED AMOUNT OF INCOME. We make monthly payments of a chosen amount until the entire proceeds, with interest, are paid.

     You need our consent to use an option if the installment payments would be less than $50.

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

     We may also waive, reduce or vary charges on policies sold to individuals in situations where we can expect economies resulting from a significantly higher amount of initial or projected premium payments, or in those circumstances where a reasonable expectation of a reduction in expenses is warranted.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                     LOANS

     You may borrow all or part of the Policy's loan value. The Policy's loan value equals:

     (i)  the Policy's cash value; minus

     (ii)  the Policy's Surrender Charge; minus

     (iii) the amount of the most recent Monthly Deduction, times the number of Policy months to the earlier of the next Planned Premium due date and the next Policy anniversary; plus

     (iv) interest on the amount determined in (iii) at an annual rate of 3% to the next Policy anniversary; minus

     (v)  loan interest to the next Policy anniversary; minus

     (vi) any outstanding Policy loans.

                        POTENTIAL CONFLICTS OF INTEREST

     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Divisions

                                      SAI-6
from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

           LIMITS TO GENERAL AMERICAN'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

                           MISSTATEMENT OF AGE OR SEX

     If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                    REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Eligible Funds.

                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid on other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

     Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of

                                      SAI-7
the Policy. Illustrations may also show values based on the historical performance of the Divisions of the Separate Account.

                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, asset (mortality and expense risk) and administration and issue expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Division.

                               INVESTMENT ADVICE

     The Separate Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the advisers to the Met Series Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Separate Account invests.

     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund.

     MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the exception of certain Series, including the Back Bay Advisors Money Market Series (currently, the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the BlackRock Bond Income Portfolio) and the Loomis Sayles Avanti Growth Series (currently, the Harris Oakmark Focused Value Portfolio), of which MetLife Advisers became the adviser on May 1, 1995.

     Met Investors Advisory (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001.

     The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

     The sub-adviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser to these Portfolios on January 31, 2005. The sub-adviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000.

                                      SAI-8

     The sub-adviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser on January 31, 2005. On May 1, 2004, the MFS Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(R) Variable Insurance Products.

     The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:

     Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.

     The sub-adviser to the FI International Stock Portfolio (formerly, the Putnam International Stock Portfolio) was Putnam Investment Management, LLC until December 16, 2003 when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the FI Mid Cap Opportunities Portfolio (formerly, the Janus Mid Cap Portfolio) was Janus Capital Management LLC until May 1, 2004, when Fidelity Management & Research Company became the sub-adviser.

     The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the BlackRock Strategic Value Portfolio (formerly, the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio) and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser.

     The following is the sub-adviser history of the Met Investors Series Trust:

     The sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until
T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003.

     The sub-adviser to the RCM Global Technology Portfolio (formerly, the PIMCO PEA Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the sub-adviser. On May 1, 2005, the Lord Abbett Bond Debenture Portfolio replaced the VIP High Income Portfolio of Fidelity Variable Insurance Products.


     The sub-adviser to the Lazard Mid-Cap Portfolio was AIM Capital Management, Inc. until December 19, 2005 when Lazard Asset Management LLC became the sub-adviser.



     On May 1, 2006 Western Asset Management Company succeeded Salomon Brothers Asset Management Inc as sub-adviser to the Salomon Brothers U.S. Government Portfolio, which then changed its name to Western Asset Management U.S. Government Portfolio.



                             REGISTRATION STATEMENT


     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



     The financial statements of General American Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded


                                      SAI-9
derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.



                                    EXPERTS



     Marian J. Zeldin, FSA, MAAA, Vice President of General American has examined actuarial matters included in the Registration Statement, as stated in her opinion filed as an exhibit to the Registration Statement.


                                      SAI-10

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

       CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 2005, 2004 AND 2003
                                      AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
General American Life Insurance Company

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of General American Life Insurance Company and subsidiaries at December 31, 2005 and 2004, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively, and recorded the impact as a cumulative effect of a change in accounting principle.

DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 25, 2006

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2005      2004
                                                              -------   -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $14,089 and $13,064, respectively)....  $15,086   $13,912
  Equity securities, at fair value (cost: $199 and $172,
     respectively)..........................................      201       178
  Mortgage loans on real estate.............................      896     1,090
  Policy loans..............................................    2,645     2,625
  Real estate and real estate joint ventures
     held-for-investment....................................       54        60
  Other limited partnership interests.......................       27        34
  Short-term investments....................................      153        86
  Other invested assets.....................................    3,391     2,846
                                                              -------   -------
          Total investments.................................   22,453    20,831
Cash and cash equivalents...................................      268       372
Accrued investment income...................................      169       165
Premiums and other receivables..............................    2,762     2,032
Deferred policy acquisition costs and value of business
  acquired..................................................    3,139     3,265
Other assets................................................      332       333
Separate account assets.....................................    2,783     3,068
                                                              -------   -------
          Total assets......................................  $31,906   $30,066
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $ 9,539   $ 8,897
  Policyholder account balances.............................    9,880     9,076
  Other policyholder funds..................................    1,903     1,827
  Policyholder dividends payable............................      106       113
  Long-term debt............................................      900       506
  Shares subject to mandatory redemption....................      159       158
  Current income taxes payable..............................       11        28
  Deferred income taxes payable.............................      696       635
  Payables for collateral under securities loaned and other
     transactions...........................................    1,383     1,461
  Other liabilities.........................................    1,683     1,635
  Separate account liabilities..............................    2,783     3,068
                                                              -------   -------
          Total liabilities.................................   29,043    27,404
                                                              -------   -------
Stockholder's Equity:
  Common stock, par value $1.00 per share; 5,000,000 shares
     authorized; 3,000,000 shares issued and outstanding....        3         3
  Additional paid-in capital................................    1,836     1,843
  Retained earnings.........................................      556       428
  Accumulated other comprehensive income....................      468       388
                                                              -------   -------
          Total stockholder's equity........................    2,863     2,662
                                                              -------   -------
          Total liabilities and stockholder's equity........  $31,906   $30,066
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                               2005     2004     2003
                                                              ------   ------   ------
REVENUES
Premiums....................................................  $4,179   $3,713   $3,038
Universal life and investment-type product policy fees......     149      293      272
Net investment income.......................................   1,171    1,131    1,003
Other revenues..............................................      57       43       73
Net investment gains........................................      57       74       40
                                                              ------   ------   ------
          Total revenues....................................   5,613    5,254    4,426
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   3,714    3,203    2,645
Interest credited to policyholder account balances..........     374      400      361
Policyholder dividends......................................     171      173      198
Other expenses..............................................   1,147    1,256    1,073
                                                              ------   ------   ------
          Total expenses....................................   5,406    5,032    4,277
                                                              ------   ------   ------
Income from continuing operations before provision for
  income taxes..............................................     207      222      149
Provision for income taxes..................................      66       73       46
                                                              ------   ------   ------
Income from continuing operations...........................     141      149      103
Income (losses) from discontinued operations, net of income
  taxes.....................................................      --        1       (1)
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting,
  net of income taxes.......................................     141      150      102
Cumulative effect of a change in accounting, net of income
  taxes.....................................................      --       15        1
                                                              ------   ------   ------
Net income..................................................  $  141   $  165   $  103
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                                                ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                               -----------------------------------------
                                                                                                  FOREIGN      MINIMUM
                                                       ADDITIONAL              NET UNREALIZED    CURRENCY      PENSION
                                  PREFERRED   COMMON    PAID-IN     RETAINED     INVESTMENT     TRANSLATION   LIABILITY
                                    STOCK     STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)   ADJUSTMENT    ADJUSTMENT   TOTAL
                                  ---------   ------   ----------   --------   --------------   -----------   ----------   ------
Balance at January 1, 2003......    $ --        $3       $1,594       $207          $177            $(1)         $--       $1,980
  Issuance of preferred stock by
    subsidiary to the parent....      93                                                                                       93
  Issuance of shares by
    subsidiary..................                             24                                                                24
  Capital contribution..........                            131                                                               131
  Return of capital.............                             (3)                                                               (3)
  Dividends on common stock.....                                        (1)                                                    (1)
Comprehensive income (loss):
  Net income....................                                       103                                                    103
  Other comprehensive income
    (loss):
    Unrealized investment gains
      (losses), net of related
      offsets, reclassification
      adjustments and income
      taxes.....................                                                      72                                       72
    Foreign currency translation
      adjustments...............                                                                     25                        25
    Minimum pension liability
      adjustment................                                                                                  (5)          (5)
                                                                                                                           ------
    Other comprehensive income
      (loss)....................                                                                                               92
                                                                                                                           ------
  Comprehensive income (loss)...                                                                                              195
                                    ----        --       ------       ----          ----            ---          ---       ------
Balance at December 31, 2003....      93         3        1,746        309           249             24           (5)       2,419
  Contribution of preferred
    stock by parent to
    subsidiary and retirement
    thereof.....................     (93)                                                                                     (93)
  Issuance of shares by
    subsidiary..................                              4                                                                 4
  Capital contribution..........                             93                                                                93
  Dividends on common stock.....                                       (40)                                                   (40)
  Dividends on preferred
    stock.......................                                        (6)                                                    (6)
Comprehensive income (loss):
  Net income....................                                       165                                                    165
  Other comprehensive income
    (loss):
    Unrealized investment gains
      (losses), net of related
      offsets, reclassification
      adjustments and income
      taxes.....................                                                     107                                      107
    Foreign currency translation
      adjustments...............                                                                     14                        14
    Minimum pension liability
      adjustment................                                                                                  (1)          (1)
                                                                                                                           ------
    Other comprehensive income
      (loss)....................                                                                                              120
                                                                                                                           ------
  Comprehensive income (loss)...                                                                                              285
                                    ----        --       ------       ----          ----            ---          ---       ------
Balance at December 31, 2004....      --         3        1,843        428           356             38           (6)       2,662
Sale of subsidiary..............                              7                                                                 7
Dividends on common stock.......                                       (13)                                                   (13)
Comprehensive income (loss):
Equity transactions of majority
  owned subsidiary..............                            (14)                                                              (14)
  Net income....................                                       141                                                    141
  Other comprehensive income
    (loss):
    Unrealized investment gains
      (losses), net of related
      offsets, reclassification
      adjustments and income
      taxes.....................                                                      75                                       75
  Foreign currency translation
    adjustments.................                                                                      3                         3
  Minimum pension liability
    adjustment..................                                                                                   2            2
                                                                                                                           ------
    Other comprehensive income
      (loss)....................                                                                                               80
                                                                                                                           ------
  Comprehensive income (loss)...                                                                                              221
                                    ----        --       ------       ----          ----            ---          ---       ------
Balance at December 31, 2005....    $ --        $3       $1,836       $556          $431            $41          $(4)      $2,863
                                    ====        ==       ======       ====          ====            ===          ===       ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                               2005      2004      2003
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   141   $   165   $   103
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses.................       12        14        16
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (11)      (17)      (50)
     (Gains) losses from sales of investments and business,
       net..................................................      (57)      (75)      (39)
     Interest credited to policyholder account balances.....      374       400       361
     Universal life and investment-type product policy
       fees.................................................     (149)     (293)     (272)
     Change in premiums and other receivables...............      (25)      151      (397)
     Change in deferred policy acquisitions costs, net......     (219)     (551)     (818)
     Change in insurance related liabilities................      874       722     1,785
     Change in income taxes payable.........................      (14)       90        65
     Change in other assets.................................      (99)       14        46
     Change in other liabilities............................       52       173       171
     Other, net.............................................       (2)      (16)      (10)
                                                              -------   -------   -------
Net cash provided by operating activities...................      877       777       961
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturities.......................................    5,353     5,411     5,439
     Equity securities......................................       --        16         5
     Mortgage loans on real estate..........................      194        90       167
     Real estate and real estate joint ventures.............        6        19        33
     Other limited partnership interests....................        2        --        --
  Purchases of:
     Fixed maturities.......................................   (6,686)   (6,783)   (7,404)
     Equity securities......................................      (28)      (29)      (39)
     Mortgage loans on real estate..........................      (38)     (223)     (284)
     Real estate and real estate joint ventures.............       (1)       (2)       (2)
     Other limited partnership interests....................       --        (1)       (1)
  Net change in short-term investments......................      (67)        4        18
  Proceeds from sales of businesses.........................       37        --        --
  Net change in other invested assets.......................     (521)     (572)     (711)
  Other, net................................................      (18)      (52)      (90)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(1,767)  $(2,122)  $(2,869)
                                                              -------   -------   -------

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                               2005     2004      2003
                                                              ------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................   1,424     2,245     2,015
     Withdrawals............................................    (953)   (1,139)   (1,092)
  Net change in payables for collateral under securities
     loaned and other transactions..........................     (78)      282       500
  Net change in short-term debt.............................      --        --       (19)
  Long-term debt issued.....................................     397         8        70
  Long-term debt repaid.....................................      (3)       (4)       --
  Sale of subsidiary........................................       7        --        --
  Proceeds from offering of common stock by subsidiary,
     net....................................................      --        --       398
  Dividends on preferred stock..............................      --        (7)       --
  Dividends on common stock.................................     (13)      (40)       (1)
  Other, net................................................       5         3         8
                                                              ------   -------   -------
Net cash provided by financing activities...................     786     1,348     1,879
                                                              ------   -------   -------
Change in cash and cash equivalents.........................    (104)        3       (29)
Cash and cash equivalents, beginning of year................     372       369       398
                                                              ------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  268   $   372   $   369
                                                              ======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest...............................................  $   48   $    49   $     5
                                                              ======   =======   =======
     Income taxes...........................................  $  143   $    36   $    42
                                                              ======   =======   =======
  Non-cash transactions during the year:
     Real estate acquired in satisfaction of debt...........  $   --   $    --   $    13
                                                              ======   =======   =======
     Transfer from funds withheld at interest to fixed
       maturities...........................................  $   --   $   606   $    --
                                                              ======   =======   =======
     Non-cash capital contribution from parent..............  $   --   $    93   $   131
                                                              ======   =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (the "Company"), is a wholly owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. In December 2004, GenAmerica Financial Corporation, the former parent of the Company, was merged into GenAmerica Financial, LLC, a subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in fifty states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, Africa and Australia.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American, Reinsurance Group of America ("RGA") and Paragon Life Insurance Company ("Paragon"). Intercompany accounts and transactions have been eliminated.

     The Company owned approximately 53% of RGA in 2005 and 52% in 2004 and 2003. See Note 9.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1,200 million and $1,096 million at December 31, 2005 and 2004, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2005 presentation. Such reclassifications include $282 million and $500 million relating to the net change in payables for collateral under securities loaned and other transactions was reclassified from cash flows from investing activities to cash flows from financing activities on the consolidated statements of cash flows for the years ended December 31, 2004 and 2003, respectively.

SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments; (iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC") including value of business acquired ("VOBA"); (vi) the liability for future policyholder benefits; (vii) the liability for litigation and regulatory matters; and (viii) accounting for reinsurance transactions. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's principal investments are in fixed maturities, equity securities and mortgage loans on real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company can also purchase investment securities, issue certain insurance policies and engage in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. VOBA reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

     Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Litigation

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

SIGNIFICANT ACCOUNTING POLICIES

Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "Summary of Critical Accounting Estimates--Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturity and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities are recorded using the effective interest method.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate and real estate joint ventures held-for-investment, including related improvements, are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate and real estate joint ventures held-for-sale are stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate and real estate joint ventures held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist principally of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes derivative revaluation gains and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies. Interest on funds withheld is reported in net investment income in the consolidated financial statements.

     The Company participates in structured investment transactions, primarily structured notes. These transactions enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities through structured notes and similar instruments.

Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps and forwards, to manage its various risks. Additionally, the Company can enter into income generation and replication derivatives as permitted by its insurance Derivatives Use Plan. Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffective are reported within net investment gains (losses). The Company had no hedges of net investments in foreign operations during the years ended December 31, 2005, 2004 and 2003.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheets, and recorded currently in net investment

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheets, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheets at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheets at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally forty years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $99 million and $110 million at December 31, 2005 and 2004, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $65 million and $69 million at December 31, 2005 and 2004, respectively. Related depreciation and amortization expense was $7 million, $6 million and $9 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $57 million and $52 million at December 31, 2005 and 2004, respectively. Accumulated amortization of capitalized software was $30 million and $21 million at December 31, 2005 and 2004, respectively. Related amortization expense was $11 million, $8 million and $6 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Deferred Policy Acquisition Costs and Value of Business Acquired

     DAC represents the deferred costs of acquiring new and renewal insurance business, which varies with, and is primarily related to, the production of that business. Such costs consist principally of commissions and agency and policy issue expenses. VOBA represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the date of acquisition.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     DAC is amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC and VOBA are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC and VOBA. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     DAC and VOBA for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired and is included in other assets. Changes in goodwill are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Balance, beginning of year..................................   $134     $137     $153
Dispositions and other......................................     --       (3)     (16)
                                                               ----     ----     ----
Balance, end of year........................................   $134     $134     $137
                                                               ====     ====     ====

     Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values are determined using a market multiple or a discounted cash flow model.

Liability for Future Policy Benefits and Policyholder Account Balances

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 21% and 23% of the Company's life insurance in-force, and 41% and 45% of the number of life insurance policies in-force, at December 31, 2005 and 2004, respectively. Participating policies represented approximately 97%, 92% and 92% of gross life insurance premiums for the years ended December 31, 2005, 2004 and 2003, respectively. The percentages indicated are calculated excluding the business of RGA.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 11%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 4% to 8%, less expenses, mortality charges, and withdrawals.

     Guaranteed annuitization benefit liabilities are determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's 500 Index ("S&P") experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to disability contracts are recognized on a pro rata basis over the applicable contract term.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Separate account investment management and advisory fees are also included in universal life and investment-type product income. Such revenues are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

Other Revenues

     Other revenues include advisory fees, broker/dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance.

Policyholder Dividends

     Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiary.

Federal Income Taxes

     The Company and its includable life insurance subsidiary, Paragon, file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

Reinsurance

     The Company has reinsured certain of its insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

     The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Duration Contracts and for Separate Accounts ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, there was no material impact on the Company's reporting of separate accounts.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

Employee Benefit Plans

     The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans require an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as gains (losses) in the period in which they occur.

Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES embedded derivative requiring bifurcation; (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and
(iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements.

     The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2003, the Company adopted SFAS 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that
       (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements; and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income. As a result of the adoption of Issue B36, the Company recorded a cumulative effect of a change in accounting of $1 million, net of income taxes, for the year ended December 31, 2003.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of the Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 will not have a material impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In December, 2004, the FASB issued SFAS 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"), which revised SFAS 123 and supersedes APB 25. SFAS 123(r) provides additional guidance on determining whether certain financial instruments awarded in share-based payment transactions are liabilities. SFAS 123(r) also requires that the cost of all share-based transactions be recorded in the financial statements. Implementation of SFAS 123(r) will not have a significant impact on the Company's consolidated financial statements.

     In December 2004, the FASB issued FSP 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("AJCA"). The AJCA introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS 109, Accounting for Income Taxes. FSP 109-2 did not have any impact on the Company's tax provision and deferred tax assets and liabilities.

     In May, 2004, the FASB issued FSP No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company is a participant in a postretirement benefit plan sponsored by Metropolitan Life for which the Company has no legal obligation but is allocated its share of net expense based on salary ratios. Metropolitan Life expects to receive subsidies on prescription drugs under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 beginning in 2006 based on its determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. Effective July 1, 2004, Metropolitan Life adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the net periodic postretirement benefit cost was reduced by $1 million, for 2004. The Company's adoption of FSP 106-2, regarding accumulated postretirement benefit obligation, did not have a significant impact on its consolidated financial statements.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by a Technical Practices Aid issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $15 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $16 million, including the cumulative effect of a change in accounting.

     In December 2003, FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) was primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

     During 2003, the Company adopted FASB Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51("FIN 46"), and its December 2003 revision ("FIN 46(r)"). A Variable Interest Entity ("VIE") is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"), including interests in asset-backed securities and collateralized debt obligations. The adoption of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any VIEs.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 9.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity including Certain Costs Incurred in a Restructuring ("EITF 94-3"). The Company's activities subject to this guidance in 2005, 2004 and 2003 were not significant.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS

FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                                    DECEMBER 31, 2005
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,665     $  237     $ 51     $ 5,851      38.8%
Residential mortgage-backed securities............     3,198         12       35       3,175      21.0
Foreign corporate securities......................     1,658        413        6       2,065      13.6
U.S. treasury/agency securities...................       434          3        2         435       2.9
Commercial mortgage-backed securities.............     1,080         16       14       1,082       7.2
Asset-backed securities...........................       522          6        3         525       3.5
Foreign government securities.....................     1,396        454        1       1,849      12.3
State and political subdivision securities........        42          1       --          43       0.3
Other fixed maturity securities...................        94         --       33          61       0.4
                                                     -------     ------     ----     -------     -----
  Total fixed maturities..........................   $14,089     $1,142     $145     $15,086     100.0%
                                                     =======     ======     ====     =======     =====
Common stocks.....................................   $    25     $    3     $  1     $    27      13.4%
Non-redeemable preferred stocks...................       174          3        3         174      86.6
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   199     $    6     $  4     $   201     100.0%
                                                     =======     ======     ====     =======     =====

                                                                    DECEMBER 31, 2004
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,199     $  369     $ 15     $ 5,553      39.9%
Residential mortgage-backed securities............     2,535         35        8       2,562      18.4
Foreign corporate securities......................     1,589        238        2       1,825      13.1
U.S. treasury/agency securities...................       736          4        2         738       5.3
Commercial mortgage-backed securities.............     1,016         38        2       1,052       7.6
Asset-backed securities...........................       638          8        2         644       4.6
Foreign government securities.....................     1,223        218        1       1,440      10.4
State and political subdivision securities........        28          1       --          29       0.2
Other fixed maturity securities...................       100          2       33          69       0.5
                                                     -------     ------     ----     -------     -----
  Total fixed maturities..........................   $13,064     $  913     $ 65     $13,912     100.0%
                                                     =======     ======     ====     =======     =====
Common stocks.....................................   $    27     $    1     $ --     $    28      15.7%
Non-redeemable preferred stocks...................       145          5       --         150      84.3
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   172     $    6     $ --     $   178     100.0%
                                                     =======     ======     ====     =======     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company held foreign currency derivatives with notional amounts of $33 million and $42 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2005 and 2004, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $416 million and $411 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain of $20 million and $44 million at December 31, 2005 and 2004, respectively. Non-income producing fixed maturities were less than $1 million and $4 million at December 31, 2005 and 2004, respectively. There were no significant unrealized gains (losses) associated with non-income producing fixed maturities at December 31, 2005 and 2004.

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                                 DECEMBER 31,
                                                -----------------------------------------------
                                                         2005                     2004
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                  COST      FAIR VALUE     COST      FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)
Due in one year or less.......................   $   232     $   234      $   398     $   373
Due after one year through five years.........     1,571       1,617        1,705       1,772
Due after five years through ten years........     2,996       3,078        2,994       3,157
Due after ten years...........................     4,490       5,375        3,778       4,352
                                                 -------     -------      -------     -------
          Subtotal............................     9,289      10,304        8,875       9,654
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities...........     4,800       4,782        4,189       4,258
                                                 -------     -------      -------     -------
          Total fixed maturities..............   $14,089     $15,086      $13,064     $13,912
                                                 =======     =======      =======     =======

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Proceeds...................................................  $5,608   $2,555   $2,731
Gross investment gains.....................................  $   99   $   96   $   70
Gross investment losses....................................  $  (65)  $  (32)  $  (30)

     Gross investment losses above exclude writedowns recorded during 2005, 2004 and 2003 for other-than-temporarily impaired available-for-sale fixed maturity and equity securities of $2 million, $14 million and $38 million, respectively.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                                DECEMBER 31, 2005
                                     ------------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities..........   $2,154        $44         $179         $ 7        $2,333        $ 51
Residential mortgage-backed
  securities.......................    2,178         29          182           6         2,360          35
Foreign corporate securities.......      242          5           12           1           254           6
U.S. treasury/agency securities....      214          2            1          --           215           2
Commercial mortgage-backed
  securities.......................      716         14           13          --           729          14
Asset-backed securities............      200          2           41           1           241           3
Foreign government securities......       87          1           --          --            87           1
State and political subdivision
  securities.......................        7         --           --          --             7          --
Other fixed maturity securities....       --         --           38          33            38          33
                                      ------        ---         ----         ---        ------        ----
  Total fixed maturities...........   $5,798        $97         $466         $48        $6,264        $145
                                      ======        ===         ====         ===        ======        ====
Equity securities..................   $   92        $ 3         $  7         $ 1        $   99        $  4
                                      ======        ===         ====         ===        ======        ====
Total number of securities in an
  unrealized loss position.........    1,118                     108                     1,226
                                      ======                    ====                    ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                 DECEMBER 31, 2004
                                     --------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER THAN
                                      LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     ----------------------   ------------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED       GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE         LOSS         VALUE        LOSS
                                     ---------   ----------   ----------   -----------   ---------   ----------
                                                   (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities..........   $  848        $10          $137         $  5        $  985        $15
Residential mortgage-backed
  securities.......................      798          7            14            1           812          8
Foreign corporate securities.......      151          2            12           --           163          2
U.S. treasury/agency securities....      437          2            --           --           437          2
Commercial mortgage-backed
  securities.......................      180          2            --           --           180          2
Asset-backed securities............      185          1            12            1           197          2
Foreign government securities......       96          1            --           --            96          1
State and political subdivision
  securities.......................       10         --            --           --            10         --
Other fixed maturity securities....       37         33            12           --            49         33
                                      ------        ---          ----         ----        ------        ---
  Total fixed maturities...........   $2,742        $58          $187         $  7        $2,929        $65
                                      ======        ===          ====         ====        ======        ===
Equity securities..................   $   37        $--          $ --         $ --        $   37        $--
                                      ======        ===          ====         ====        ======        ===
Total number of securities in an
  unrealized loss position.........      715                       55                        770
                                      ======                     ====                     ======

AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturity and equity securities at December 31, 2005 and December 31, 2004, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more for:

                                                                 DECEMBER 31, 2005
                                            ------------------------------------------------------------
                                                 COST OR          GROSS UNREALIZED        NUMBER OF
                                              AMORTIZED COST           LOSSES             SECURITIES
                                            ------------------   ------------------   ------------------
                                            LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                               20%       MORE       20%       MORE       20%       MORE
                                            ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months......................   $5,148      $ 2       $ 79        $1         960         3
Six months or greater but less than nine
  months..................................      251       --          6        --          51         1
Nine months or greater but less than
  twelve months...........................      589       --         14        --         103        --
Twelve months or greater..................      520        2         49        --         107         1
                                             ------      ---       ----        --       -----      ----
  Total...................................   $6,508      $ 4       $148        $1       1,221         5
                                             ======      ===       ====        ==       =====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                               DECEMBER 31, 2004
                                         --------------------------------------------------------------
                                              COST OR           GROSS UNREALIZED         NUMBER OF
                                           AMORTIZED COST            LOSSES              SECURITIES
                                         ------------------   --------------------   ------------------
                                         LESS THAN   20% OR   LESS THAN    20% OR    LESS THAN   20% OR
                                            20%       MORE       20%        MORE        20%       MORE
                                         ---------   ------   ---------   --------   ---------   ------
                                                 (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months...................   $2,208      $--        $43      $     --      222         1
Six months or greater but less than
  nine months..........................      481       --         12            --      459         1
Nine months or greater but less than
  twelve months........................      148       --          3            --       32        --
Twelve months or greater...............      193        1          7            --       52         3
                                          ------      ---        ---      --------      ---       ---
  Total................................   $3,030      $ 1        $65      $     --      765         5
                                          ======      ===        ===      ========      ===       ===

     As of December 31, 2005, $148 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $65 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     As of December 31, 2005, $1 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 25% of the cost or amortized cost of such securities. All such unrealized losses were in an unrealized loss position for less than six months. As of December 31, 2004, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates during the year. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover; the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

SECURITIES LENDING PROGRAM

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,266 million and $1,345 million and an estimated fair value of $1,312 million and $1,415 million were on loan under the program at December 31, 2005 and 2004, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $1,371 million and $1,461 million at December 31, 2005 and 2004, respectively. Securities loaned transactions are accounted for as financing arrangements on the Company's consolidated balance sheets and consolidated statements of cash flows and the income and expenses associated with the program are reported in net investment income as investment income and investment expenses, respectively. There was no security collateral on deposit from customers in connection with securities lending transactions at December 31, 2005 and 2004.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $842 million and $730 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,452 million and $1,608 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities.

FUNDS WITHHELD AT INTEREST

     Included in other invested assets at December 31, 2005 and 2004, were funds withheld at interest of $3,316 million and $2,745 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                 DECEMBER 31,
                                                      -----------------------------------
                                                            2005               2004
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)
Commercial mortgage loans...........................   $883       98%    $1,071      98%
Agricultural mortgage loans.........................     14        2%        22       2%
                                                       ----      ---     ------     ---
          Total.....................................    897      100%     1,093     100%
                                                                 ===                ===
Less: Valuation allowances..........................      1                   3
                                                       ----              ------
          Mortgage loans on real estate.............   $896              $1,090
                                                       ====              ======

     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2005, approximately 27%, 8% and 7% of the properties were located in California, Illinois and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Changes in loan valuation allowances for mortgage loans on real estate were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Balance, beginning of year..................................    $ 3       $ 2      $  6
Additions...................................................     --         2         9
Deductions..................................................     (2)       (1)      (13)
                                                                ---       ---      ----
Balance, end of year........................................    $ 1       $ 3      $  2
                                                                ===       ===      ====

     The Company did not have impaired mortgage loans on real estate at December 31, 2005. The Company held $10 million of impaired mortgage loans on real estate, none of which had valuation allowances, at December 31, 2004.

     The average investment in impaired loans was $3 million, $11 million and $42 million for the years ended December 31, 2005, 2004 and 2003, respectively. Interest income on impaired loans was less than $1 million, $2 million and $3 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     There were no restructured mortgage loans on real estate at December 31, 2005 and 2004.

     There were no mortgage loans on real estate with scheduled payments of 60 days (90 days for agricultural mortgages) or more past due or in foreclosure at December 31, 2005 and 2004.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     The Company had real estate and real estate joint ventures held for investment of $54 million and $60 million at December 31, 2005 and 2004, respectively.

     Accumulated depreciation on real estate was $13 million and $12 million at December 31, 2005 and 2004, respectively. Related depreciation expense was $1 million for each of the years ended December 31, 2005, 2004 and 2003. The Company did not have depreciation expense related to discontinued operations for the year ended December 31, 2005. There was less than $1 million of depreciation expense related to discontinued operations for each of the years ended December 31, 2004 and 2003.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2005               2004
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                                  (IN MILLIONS)
Office...............................................   $37        69%     $39        65%
Industrial...........................................    17        31%      21        35%
                                                        ---       ---      ---       ---
          Total......................................   $54       100%     $60       100%
                                                        ===       ===      ===       ===

     At December 31, 2005, 100% of the Company's real estate holdings were located in California.

     There was no investment income (expense) related to impaired real estate and real estate joint ventures held-for-investment for the years ended December 31, 2005, 2004, and 2003. There was no investment income (expense) related to real estate and real estate joint ventures held-for-sale for the years ended December 31, 2005, 2004 and 2003.

     The Company did not own real estate acquired in satisfaction of debt at December 31, 2005 and 2004.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Fixed maturities...........................................  $  772   $  700   $  615
Equity securities..........................................      11       19        7
Mortgage loans on real estate..............................      75       76       76
Real estate and real estate joint ventures.................      11       14        7
Policy loans...............................................     159      159      170
Other limited partnership interests........................      (5)      (4)      (6)
Cash, cash equivalents and short-term investments..........      11        6       11
Interest on funds held at interest.........................     192      225      151
Other......................................................       9      (25)      --
                                                             ------   ------   ------
          Total............................................   1,235    1,170    1,031
Less: Investment expenses..................................      64       39       28
                                                             ------   ------   ------
          Net investment income............................  $1,171   $1,131   $1,003
                                                             ======   ======   ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Fixed maturities............................................   $ 32       $46       $ 1
Equity securities...........................................     --         4         1
Mortgage loans on real estate...............................     10         1        (8)
Real estate and real estate joint ventures..................      4         2         1
Other limited partnership interests.........................     --        (3)       --
Derivatives.................................................    (15)       31        50
Other.......................................................     26        (7)       (5)
                                                               ----       ---       ---
          Net investment gains (losses).....................   $ 57       $74       $40
                                                               ====       ===       ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Fixed maturities............................................  $ 997    $ 848    $ 675
Equity securities...........................................      2        6       11
Derivatives.................................................     (2)       1       --
Minority interest...........................................   (171)    (105)     (69)
Other invested assets.......................................    (39)     (57)     (31)
                                                              -----    -----    -----
          Total.............................................    787      693      586
                                                              -----    -----    -----
Amounts relating to:
          Deferred policy acquisition costs.................    (45)     (87)    (164)
                                                              -----    -----    -----
          Deferred income taxes.............................   (311)    (250)    (173)
                                                              -----    -----    -----
          Total.............................................   (356)    (337)    (337)
                                                              -----    -----    -----
          Net unrealized investment gains (losses)..........  $ 431    $ 356    $ 249
                                                              =====    =====    =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Balance, beginning of year..................................   $356     $249     $177
Unrealized investment gains (losses) during the year........     94      107      143
Unrealized gains (losses) relating to:
          Deferred policy acquisition costs.................     42       77      (10)
          Deferred income taxes.............................    (61)     (77)     (61)
                                                               ----     ----     ----
Balance, end of year........................................   $431     $356     $249
                                                               ====     ====     ====
Net change in unrealized investment gains (losses)..........   $ 75     $107     $ 72
                                                               ====     ====     ====

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $61 million and $60 million at December 31, 2005 and 2004, respectively. The related net investment income recognized was $3 million, $5 million and $10 million for the years ended December 31, 2005, 2004 and 2003, respectively.

VARIABLE INTEREST ENTITIES

     As discussed in Note 1, the Company has adopted the provisions of FIN 46 and FIN 46(r). The adoption of FIN 46 and FIN 46(r) did not require the Company to consolidate any VIEs that were not previously consolidated.

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                 DECEMBER 31, 2005
                                                              ------------------------
                                                                             MAXIMUM
                                                                TOTAL      EXPOSURE TO
                                                              ASSETS(1)      LOSS(2)
                                                              ----------   -----------
                                                                   (IN MILLIONS)
Other limited partnerships(3)...............................     $17           $9
                                                                 ===           ==

---------------

(1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheets had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss relating to other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                                    DECEMBER 31, 2005                 DECEMBER 31, 2004
                                             -------------------------------   -------------------------------
                                                         CURRENT MARKET OR                 CURRENT MARKET OR
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                       (IN MILLIONS)
Interest rate swaps........................   $  377     $38         $ 1         $376      $47         $6
Foreign currency swaps.....................       33       1           3           42        1          3
Foreign currency forwards..................      546      --          37           --       --         --
Options....................................       --      --          --            6        1         --
Credit default swaps.......................      155      --          --           --       --         --
                                              ------     ---         ---         ----      ---         --
  Total....................................   $1,111     $39         $41         $424      $49         $9
                                              ======     ===         ===         ====      ===         ==

     The above table does not include notional values for equity variance swaps. At December 31, 2005, the Company owned 4,500 equity variance swap contracts. At December 31, 2004, the Company did not own any equity variance swap contracts. The market value of equity variance swaps were insignificant and were not included in the preceding table.

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                                     REMAINING LIFE
                                                --------------------------------------------------------
                                                           AFTER ONE    AFTER FIVE
                                                              YEAR         YEARS
                                                ONE YEAR    THROUGH       THROUGH     AFTER TEN
                                                OR LESS    FIVE YEARS    TEN YEARS      YEARS     TOTAL
                                                --------   ----------   -----------   ---------   ------
                                                                     (IN MILLIONS)
Interest rate swaps...........................    $ 12        $117         $ 92         $156      $  377
Foreign currency swaps........................      --           2           20           11          33
Foreign currency forwards.....................     546          --           --           --         546
Credit default swaps..........................      --         155           --           --         155
                                                  ----        ----         ----         ----      ------
  Total.......................................    $558        $274         $112         $167      $1,111
                                                  ====        ====         ====         ====      ======

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Equity variance swaps are used by the Company primarily to hedge liabilities. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. As previously stated, equity variance swaps are not included in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                                    DECEMBER 31, 2005                 DECEMBER 31, 2004
                                             -------------------------------   -------------------------------
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                       (IN MILLIONS)
Fair value.................................   $    5     $ 1         $--         $ 38      $ 2         $2
Cash flow..................................       26      --           3           55        1          1
Non-qualifying.............................    1,080      38          38          331       46          6
                                              ------     ---         ---         ----      ---         --
  Total....................................   $1,111     $39         $41         $424      $49         $9
                                              ======     ===         ===         ====      ===         ==

     The Company recognized an insignificant amount of net investment expense from qualifying settlement payments for the years ended December 31, 2005, 2004 and 2003.

     The Company recognized net investment gains from non-qualifying settlement payments of $11 million, $18 million, and $22 million for the years ended December 31, 2005, 2004 and 2003, respectively.

FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments.

     The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair value hedges for the years December 31, 2005, 2004 and 2003. Changes in the fair value of the derivatives and the hedged items were insignificant.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) credit default swaps to minimize its exposure to adverse movements in credit; and (iv) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     For the years ended December 31, 2005 and 2004, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was ($2) million and $1 million, respectively. For the year ended December 31, 2005 and 2004, the net amounts accumulated in other comprehensive income (loss) relating to cash flow hedges was ($2) million and $1 million, respectively. For the years ended December 31, 2003, the net amounts deferred and accumulated in other comprehensive income (loss) relating to cash flow hedges was insignificant.

     At December 31, 2005, an insignificant amount of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2006.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps to minimize its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to minimize its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) credit default swaps to diversify its credit risk exposure in certain portfolios; and (v) equity variance swaps to economically hedge liabilities.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized as net investment gains (losses) changes in fair value of ($34) million, ($13) million and ($17) million, respectively, related to derivatives that do not qualify for hedge accounting.

EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts are modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $50 million and $43 million at December 31, 2005 and 2004, respectively. The amounts recorded in net investment gains (losses) during the years ended December 31, 2005, 2004 and 2003 were gains of $7 million, $26 million and $45 million, respectively.

CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     As noted above, the Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005, the Company was obligated to return cash collateral under its control of $12 million. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheet. As of December 31, 2005, the Company had not pledged any collateral related to derivative instruments.

     The Company did not have any cash or other collateral related to derivative instruments at December 31, 2004.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  INSURANCE

Deferred Policy Acquisition Costs and Value of Business Acquired

     Information regarding DAC and VOBA for the years ended December 31, 2005, 2004 and 2003 is as follows:

                                                             DEFERRED
                                                              POLICY      VALUE OF
                                                            ACQUISITION   BUSINESS
                                                               COSTS      ACQUIRED   TOTAL
                                                            -----------   --------   ------
                                                                     (IN MILLIONS)
Balance at January 1, 2003................................    $1,203        $572     $1,775
  Capitalizations.........................................       958          --        958
  Acquisitions............................................       218          --        218
                                                              ------        ----     ------
          Total...........................................     2,379         572      2,951
                                                              ------        ----     ------
  Less: Amortization related to:
     Net investment gains (losses)........................        29          (5)        24
     Unrealized investment gains (losses).................        18          (8)        10
     Other expenses.......................................       383          41        424
                                                              ------        ----     ------
          Total amortization..............................       430          28        458
                                                              ------        ----     ------
  Less: Dispositions and other............................       (54)        (92)      (146)
                                                              ------        ----     ------
Balance at December 31, 2003..............................     2,003         636      2,639
  Capitalizations.........................................       960          --        960
                                                              ------        ----     ------
          Total...........................................     2,963         636      3,599
                                                              ------        ----     ------
  Less: Amortization related to:
     Net investment gains (losses)........................         3           1          4
     Unrealized investment gains (losses).................        --         (77)       (77)
     Other expenses.......................................       450          41        491
                                                              ------        ----     ------
          Total amortization..............................       453         (35)       418
                                                              ------        ----     ------
  Less: Dispositions and other............................      (107)         23        (84)
                                                              ------        ----     ------
Balance at December 31, 2004..............................     2,617         648      3,265
  Capitalizations.........................................       649          --        649
                                                              ------        ----     ------
          Total...........................................     3,266         648      3,914
                                                              ------        ----     ------
  Less: Amortization related to:
     Net investment gains (losses)........................        12           2         14
     Unrealized investment gains (losses).................       (28)        (14)       (42)
     Other expenses.......................................       652          31        683
                                                              ------        ----     ------
          Total amortization..............................       636          19        655
                                                              ------        ----     ------
  Less: Dispositions and other............................       120          --        120
                                                              ------        ----     ------
Balance at December 31, 2005..............................    $2,510        $629     $3,139
                                                              ======        ====     ======

     The estimated future amortization expense for the next five years allocated to other expenses for VOBA is $34 million in 2006, $32 million in 2007, $31 million in 2008, $32 million in 2009, and $33 million in 2010.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amortization of DAC and VOBA is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Guarantees

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company may contractually guarantee to the contractholder a secondary guarantee benefit.

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

Annuity Contracts

                                             DECEMBER 31, 2005                DECEMBER 31, 2004
                                       ------------------------------   ------------------------------
                                           IN THE            AT             IN THE            AT
                                       EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                       --------------   -------------   --------------   -------------
                                                                (IN MILLIONS)
TWO TIER ANNUITIES
  General account value..............       N/A               $299           N/A               $301
  Net amount at risk.................       N/A                $36(1)        N/A                $36(1)
  Average attained age of
     contractholders.................       N/A           58 years           N/A           58 years

Universal and Variable Life Contracts

                                                DECEMBER 31, 2005         DECEMBER 31, 2004
                                             -----------------------   -----------------------
                                             SECONDARY     PAID UP     SECONDARY     PAID UP
                                             GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                             ----------   ----------   ----------   ----------
                                                               (IN MILLIONS)
Account value (general and separate
  account).................................       $924       N/A            $722       N/A
Net amount at risk.........................    $19,900(2)    N/A         $17,594(2)    N/A
Average attained age of policyholders......   55 years       N/A        54 years       N/A

---------------

(1) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

(2) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                                                                        UNIVERSAL AND
                                          ANNUITY CONTRACTS        VARIABLE LIFE CONTRACTS
                                      --------------------------   -----------------------
                                      GUARANTEED    GUARANTEED
                                        DEATH      ANNUITIZATION   SECONDARY     PAID UP
                                       BENEFITS      BENEFITS      GUARANTEES   GUARANTEES   TOTAL
                                      ----------   -------------   ----------   ----------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2004..........     N/A            $7             $5          N/A        $12
Incurred guaranteed benefits........     N/A            --              2          N/A          2
Paid guaranteed benefits............     N/A            --             (2)         N/A         (2)
                                         ---            --             --          ---        ---
Balance at December 31, 2004........     N/A             7              5          N/A         12
Incurred guaranteed benefits........     N/A            --              1          N/A          1
Paid guaranteed benefits............     N/A            --             --          N/A         --
                                         ---            --             --          ---        ---
Balance at December 31, 2005........     N/A            $7             $6          N/A        $13
                                         ===            ==             ==          ===        ===

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                       -----------------   -----------------
                                                                   (IN MILLIONS)
Mutual fund groupings
  Equity.............................................         $11                 $7
  Bond...............................................           1                  1
  Money Market.......................................           2                  1
                                                              ---                 --
     Total...........................................         $14                 $9
                                                              ===                 ==

Separate Accounts

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $2,435 million and $2,727 million at December 31, 2005 and 2004, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $348 million and $341 million at December 31, 2005 and 2004, respectively. The average interest rates credited on these contracts were 4.0% and 5.7% at December 31, 2005 and 2004, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $113 million, $110 million and $101 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     For both the years ended December 31, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. This

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES practice was initiated for different products starting at various points in time between the mid 1990's and 2000. During 2005, the Company changed its retention practices for individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new life insurance policies that it writes and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $2.5 million per life and reinsure 100% of amounts in excess of the Company's retention limits. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed business. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to particular travel, avocation and lifestyle hazards.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Direct premiums earned.....................................  $  445   $  485   $  511
Reinsurance assumed........................................   4,222    3,648    2,925
Reinsurance ceded..........................................    (488)    (420)    (398)
                                                             ------   ------   ------
Net earned premiums........................................  $4,179   $3,713   $3,038
                                                             ======   ======   ======
Reinsurance recoveries netted against policyholder
  benefits.................................................  $   57   $  177   $  119
                                                             ======   ======   ======

     Written premiums are not materially different than earned premiums in the preceding table.

     The reinsurance assumed premium for the years ended December 31, 2005, 2004, and 2003 include $4,220 million, $3,645 million, and $2,923 million, respectively, from RGA.

     Reinsurance recoverables, included in premiums and other receivables, were $1,029 million and $932 million at December 31, 2005 and 2004, respectively. Reinsurance and ceded commissions payable, included in other liabilities, were $61 million and $10 million at December 31, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  LONG-TERM DEBT

     At December 31, 2005 and 2004, long-term debt outstanding is as follows:

                                                INTEREST RATES
                                           ------------------------                 DECEMBER 31,
                                                           WEIGHTED                 -------------
                                               RANGE       AVERAGE     MATURITY     2005    2004
                                           -------------   --------   -----------   -----   -----
                                                                                    (IN MILLIONS)
Senior notes.............................  6.75% - 7.25%     6.92%    2006 - 2011   $300    $300
Fixed rate notes.........................   4.2% - 6.32%     4.96%    2006 - 2010    102     106
Other notes..............................    8% - 12%       10.07%    2009 - 2016      1       1
Junior subordinated debentures...........      6.75%         6.75%       2065        398      --
Surplus notes............................      7.63%         7.63%       2024         99      99
                                                                                    ----    ----
  Total..................................                                           $900    $506
                                                                                    ====    ====

     On December 8, 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% until December 15, 2015. Subsequent to December 15, 2015, interest on these debentures will accrue at an annual rate of 3-month LIBOR plus a margin equal to 266.5 basis points, payable quarterly until maturity in 2065. RGA has the option to defer interest payments, subject to certain limitations. In addition, interest payments are mandatorily deferred if RGA does not meet specified capital adequacy, net income and shareholders' equity levels. Upon an optional or mandatory deferral, RGA is not permitted to pay common stock dividends or make payments of interest or principal on securities which rank equal or junior to the subordinated debentures, until the accrued and unpaid interest on the subordinated debentures is paid. The subordinated debentures are redeemable at RGA's option.

     Unsecured senior debt ranks highest in priority and consists of senior notes, fixed rate notes, other notes with varying interest rates, followed by subordinated debt which consists of junior subordinated debentures and surplus notes. Payments of interest and principal on the Company's surplus notes which are subordinate to all other debt may be made only with the prior approval of the insurance department of the state of domicile.

     The aggregate maturities of long-term debt as of December 31, 2005 for the next five years are $126 million in 2006, $26 million in 2007, less than $1 million in 2008 and 2009, $50 million in 2010 and $698 million thereafter.

Credit Facilities and Letters of Credit

     RGA maintains committed and unsecured credit facilities aggregating $652 million as of December 31, 2005. When drawn upon, these facilities bear interest at varying rates in accordance with respective agreements. The following table provides details on these facilities as of December 31, 2005:

                                                               LETTER OF CREDIT                UNUSED
BORROWER(S)                          EXPIRATION     CAPACITY      ISSUANCES       DRAWDOWN   COMMITMENTS
-----------                        --------------   --------   ----------------   --------   -----------
                                                                       (IN MILLIONS)
RGA..............................  January 2006       $ 26           $ --           $ 26        $ --
RGA..............................  May 2007             26             --             26          --
RGA..............................  September 2010      600            320             50         230
                                                      ----           ----           ----        ----
Total............................                     $652           $320           $102        $230
                                                      ====           ====           ====        ====

     At December 31, 2005 and 2004, RGA had outstanding $457 million and $403 million, respectively, in letters of credit from various banks, of which $320 million and $0, respectively, were part of committed facilities.

     Certain of RGA's debt agreements contain financial covenant restrictions related to, among others, liens, the issuance and disposition of stock of restricted subsidiaries, minimum requirements of consolidated net worth,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES maximum ratios of debt to capitalization, change of control provisions, and minimum rating requirements. A material ongoing covenant default could require immediate payment of the amount due, including principal, under the various agreements. Additionally, RGA's debt agreements contain cross-default covenants, which would make outstanding borrowings immediately payable in the event of a material uncured covenant default under any of the agreements, including, but not limited to, non-payment of indebtedness when due for amounts greater than $10 million, or $25 million depending on the agreement, bankruptcy proceedings, and any other event which results in the acceleration of the maturity of indebtedness. As of December 31, 2005, RGA had $800 million in outstanding borrowings under its debt agreements and was in compliance with all covenants under those agreements. The ability of RGA to make debt principal and interest payments depends on the earnings and surplus of subsidiaries, investment earnings on undeployed capital proceeds, and RGA's ability to raise additional funds.

     RGA guarantees the payment of amounts outstanding under the credit facility maintained by its subsidiary operation in Australia. The total amount of debt outstanding, subject to the guarantee, as of December 31, 2005 was $26 million.

Other

     Interest expense related to the Company's indebtedness included in other expenses was $50 million, $49 million and $48 million for the years ended December 31, 2005, 2004 and 2003, respectively.

7. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and
(ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million and $158 million, net of unamortized discount of $66 million and $67 million at December 31, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

8.  INCOME TAXES

     The provision for income taxes from continuing operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Current:
  Federal...................................................   $ 23       $(7)      $29
  Foreign...................................................     70         4         1
                                                               ----       ---       ---
                                                                 93        (3)       30
Deferred:
  Federal...................................................    (31)       70         7
  Foreign...................................................      4         6         9
                                                               ----       ---       ---
                                                                (27)       76        16
                                                               ----       ---       ---
Provision for income taxes..................................   $ 66       $73       $46
                                                               ====       ===       ===

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................   $72       $78       $52
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.............    (2)       (1)       (1)
  Tax preferred investment income...........................    --        (1)       (1)
  Tax credits...............................................    (1)       (3)       (5)
  State tax net of federal benefit..........................     1         1         1
  Corporate owned life insurance............................    (1)       (2)       (2)
  Valuation allowance for carryforward items................    (2)       (2)        1
  Other, net................................................    (1)        3         1
                                                               ---       ---       ---
  Provision for income taxes................................   $66       $73       $46
                                                               ===       ===       ===

     The Company has been audited by the Internal Revenue Service for the years through and including 2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                               DECEMBER 31,
                                                              ---------------
                                                               2005     2004
                                                              ------   ------
                                                               (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $   --   $  314
  Employee benefits.........................................      28       36
  Loss and credit carryforwards.............................     728      333
  Other, net................................................      51       78
                                                              ------   ------
                                                                 807      761
  Less valuation allowance..................................       5        9
                                                              ------   ------
                                                                 802      752
                                                              ------   ------
Deferred income tax liabilities:
  Deferred policy acquisition costs.........................   1,002    1,024
  Policyholder liabilities and receivables..................     137       --
  Investments...............................................      39       22
  Net unrealized investment gains...........................     311      250
  Other, net................................................       9       91
                                                              ------   ------
                                                               1,498    1,387
                                                              ------   ------
Net deferred income tax liability...........................  $ (696)  $ (635)
                                                              ======   ======

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries, except for RGA International Reinsurance Company Ltd., because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is due to the fact that the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

     The Company believes that it is more likely than not that the deferred income tax assets established will be realized except for the amount of the valuation allowance. A valuation allowance for deferred income tax assets of approximately $5 million and $9 million at December 31, 2005 and 2004, respectively, was provided on the net operating losses and capital losses of General American Argentina Seguros de Vida, S.A., RGA South Africa Holdings, and RGA Financial Products. At December 31, 2005, the Company's subsidiaries had net operating loss carryforwards of $1,630 million and capital loss carryforwards of $163 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

9.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

     Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims".

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by the Company between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

     Certain class members have opted out of the class action settlement noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2005, there are approximately 34 sales practice lawsuits pending against the Company. The Company continues to defend itself vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against the Company.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     A policyholder filed a lawsuit against the Company, its administrator (Paul Revere Life Insurance Company) and Provident Life and Accident Insurance Company in an Arizona state court for damages in connection with the denial of her claim for disability benefits. The defendants removed the case to the United States District Court for the District of Arizona. Following a trial, a jury entered a verdict of approximately $85 million against the defendants. Defendants thereafter filed a motion seeking judgment as a matter of law, or alternatively, a new trial and/or remittitur. On September 16, 2003, the trial court granted the defendants' motion for remittitur, reducing the punitive damages from $79 million to $7 million, and awarding plaintiff $600,000 of the more than $2 million requested in attorneys' fees, but otherwise denied the defendants' post-trial motion. The total amount of the judgment is approximately $14.3 million. The Ninth Circuit affirmed the approximately $14.3 million judgment in its entirety. Pursuant to a reinsurance agreement between the Company and Paul Revere Life Insurance Company, the Company believes its share of the judgment is 20 percent. However, Paul Revere has requested that the Company pay an additional $2.4 million, over and above the 20 percent share. The Company has declined this request. Paul Revere and the Company have agreed to submit the issue to binding arbitration.

     RGA is currently a party to three arbitrations that involve its discontinued accident and health business, including personal accident business (including London market excess of loss business) and workers' compensation carve-out business. RGA is also party to one pending and one threatened arbitration related to its life reinsurance business. In addition, RGA has been joined in a suit filed against one of its ceding companies alleging wrongful denial of a life insurance claim. As of January 31, 2006, the parties involved in these actions have raised claims, or established liabilities that may result in claims, in the amount of approximately $32 million, which is approximately $28 million in excess of the liabilities recorded by RGA. The Company generally has little information regarding any liabilities established by the ceding companies, and must rely on management estimates to establish policy claim liabilities. It is possible that any such liabilities could be increased in the future. Management believes it has substantial defenses upon which to contest these claims, including but not limited to misrepresentation and breach of contract by direct and indirect ceding companies.

     RGA has reinsured privately-owned pension funds that were formed as a result of reform and privatization of Argentina's social security system. RGA ceased renewal of reinsurance treaties associated with privatized pension contracts in Argentina during 2001 because of adverse experience on this business, as several aspects of the pension fund claims flow did not develop as was contemplated when the reinsurance programs were initially priced.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Since 2001, RGA has pursued various courses of action to reduce and eliminate its obligations associated with the reinsurance of Argentine pension accounts. RGA's actions have resulted in one ceding company demanding arbitration and could result in other litigation or arbitrations in the future. However, as of January 2006, RGA had commuted about 95% of its obligations associated with the business and is in discussions with the remaining clients regarding settlement of all obligations under the remaining treaties. Therefore, the risk of litigation or arbitrations in the future has significantly declined. While it is not feasible to predict or determine the ultimate outcome of any such future litigations or arbitrations or provide reasonable ranges of potential losses, it is the opinion of the Company's management, that their outcomes, after consideration of the provisions made in the Company's consolidated financial statements, would not have a material adverse effect on its consolidated financial position.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Securities and Exchange Commission ("SEC") has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through the Company. In May 2004, the Company received a so-called "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against the Company. Under the SEC procedures, the Company can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. The Company has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company, as of the date of the consolidated financial statements, is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     MetLife, the ultimate parent of the Company, has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking, among other things, information regarding and relating to compensation agreements between insurance brokers and MetLife, whether MetLife has provided or is aware of the provision of "fictitious" or "inflated" quotes, and information regarding tying arrangements with respect to reinsurance. Based upon an internal review, MetLife advised the Attorney General for the State of New York that MetLife was not aware of any instance in which MetLife had provided a "fictitious" or "inflated" quote. MetLife also has received subpoenas, including sets of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking information and documents including contingent commission payments to brokers and MetLife's awareness of any "sham" bids for business. MetLife also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that MetLife submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom MetLife submitted such bids or quotes, and communications with a certain broker. MetLife has received two subpoenas from the District Attorney of the County of San Diego, California. The subpoenas seek numerous documents including incentive agreements entered into with brokers. The Florida Department of Financial Services and the Florida Office of Insurance Regulation also have served subpoenas on MetLife asking for answers to interrogatories and document requests concerning topics that include compensation paid to intermediaries. The Office of the Attorney General for the State of Florida has also served a subpoena on MetLife seeking, among other things, copies of materials produced in response to the subpoenas discussed above. MetLife has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker, Universal Life Resources. The Insurance Commissioner of Oklahoma has served a subpoena, including a set of interrogatories, on MetLife seeking, among other things, documents and information concerning the compensation of insurance producers for insurance covering Oklahoma entities and persons. The Ohio Department of Insurance has requested documents regarding a broker and certain Ohio public entity groups. MetLife continues to cooperate fully with these inquiries and is responding to the subpoenas and other requests. MetLife is continuing to conduct an internal review of its commission payment practices.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The California Insurance Commissioner is suing in California state court Metropolitan Life, Paragon Life Insurance Company, a subsidiary of the Company, and other companies alleging that the defendants violated certain provisions of the California Insurance Code. Another broker-related action against Paragon Life is pending in a multi-district proceeding established in the federal district court in the District of New Jersey. In this proceeding, plaintiffs have filed an amended class action complaint consolidating the claims from separate actions that had been filed in or transferred to the District of New Jersey. The consolidated amended complaint alleges that MetLife, Inc., Metropolitan Life, Paragon Life and several other insurance companies and several insurance brokers violated RICO, ERISA, and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. Plaintiffs seek to represent classes of employers that established employee benefit plans and persons who participated in such employee benefit plans. A motion for class certification has been filed. The Company intends to vigorously defend these cases.

     In addition to those discussed above, regulators and others have made a number of inquiries of the insurance industry regarding industry brokerage practices and related matters and other inquiries may begin. It is reasonably possible that additional subpoenas, interrogatories, requests and lawsuits will be received. The Company and MetLife will fully cooperate with all regulatory inquiries and intend to vigorously defend all lawsuits.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

COMMITMENTS

LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                        GROSS
                                                              RENTAL    RENTAL
                                                              INCOME   PAYMENTS
                                                              ------   --------
                                                                (IN MILLIONS)
2006........................................................   $10       $ 7
2007........................................................   $ 6       $ 6
2008........................................................   $ 5       $ 5
2009........................................................   $ 2       $ 4
2010........................................................   $ 1       $ 3
Thereafter..................................................   $ 2       $12

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were less than $1 million at both December 31, 2005 and 2004. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $26 million and $17 million at December 31, 2005 and 2004, respectively.

OTHER COMMITMENTS

     On December 12, 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of approximately $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and is purchasing the shares in the open market over the subsequent few months to return to the lenders. RGA will either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February, 2006, the final purchase price was determined, resulting in a cash settlement substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of treasury stock.

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $2 million to $10 million, with a cumulative maximum of $15 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The fair value of the remaining indemnities, guarantees and commitments entered into during 2005 was insignificant and thus, no liabilities were recorded. The Company's recorded liability at December 31, 2005 and 2004 for indemnities, guarantees and commitments is insignificant.

INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed insurer engaged. Some states permit insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company from January 1, 2003 through December 31, 2005 aggregated $100 thousand. The Company maintained a liability of $5 million and a related asset for premium tax offsets of $4 million at December 31, 2005 for future assessments in respect of currently impaired, insolvent or failed insurers.

     In the past five years, none of the aggregate assessments levied against the Company has been material. The Company has established liabilities for guaranty fund assessments that it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings.

10.  EMPLOYEE BENEFIT PLANS

PENSION PLANS AND OTHER BENEFIT PLANS

     Prior to January 1, 2003, General American, directly or through a wholly-owned subsidiary, was the sponsor and administrator of a qualified and several non-qualified defined benefit pension plans covering eligible employees. On December 31, 2002, the qualified plan was merged into the Metropolitan Life Retirement Plan for United States Employees (the "MetLife Plan"), a qualified defined benefit pension plan sponsored and administered by Metropolitan Life. The Company has no legal obligation for benefits under the MetLife Plan.

     On January 1, 2003, substantially all employees of the Company who are now covered under the MetLife Plan also became employees of certain subsidiaries of MetLife. Certain of these employees continue to be provided to the Company and therefore the Company is allocated expenses associated with the pension benefits offered to these employees. The Company's share of such allocated expenses included in the accompanying consolidated financial statements was $8 million, $8 million and $10 million for the years ended December 31, 2005, 2004 and 2003, respectively. In addition, certain retired employees of the Company are provided postretirement health care and life insurance benefits through a plan sponsored by Metropolitan Life. As the Company has no legal obligation for benefits under this plan, the assets and obligations are not included in the accompanying consolidated financial statements and additional disclosures below. However, the Company is allocated expenses related to the postretirement benefits offered to the retirees of the Company. The Company's allocated share of expenses related

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES to these postretirement benefits and included in the accompanying consolidated financial statements was $3 million, $2 million and $3 million for the years ended December 31 2005, 2004 and 2003, respectively.

     General American, or its subsidiaries, continues as sponsor of the non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying consolidated financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service while they are employed, but are not accruing additional benefits in the plan.

     RGA also sponsors a separate qualified defined benefit pension plan for its eligible employees. Employees of RGA may also become eligible for certain qualified postretirement health care and life insurance benefits if they attain retirement age, with sufficient service, while working for RGA. The assets and obligations of the RGA plans, along with the related net periodic expense, are included in the accompanying consolidated financial statements and additional disclosures below.

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              -----------------   ---------------
                                                               2005      2004      2005     2004
                                                              -------   -------   ------   ------
                                                                         (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 53      $ 48      $  9     $ 5
  Service cost..............................................      2         2         1       1
  Interest cost.............................................      3         3        --      --
  Actuarial losses (gains)..................................      5         2        --       3
  Benefits paid.............................................     (3)       (2)       --      --
                                                               ----      ----      ----     ---
Projected benefit obligation at end of year.................     60        53        10       9
                                                               ----      ----      ----     ---
Change in plan assets:
Contract value of plan assets at beginning of year..........     14        10        --      --
  Actual return on plan assets..............................     --         1        --      --
  Employer contribution.....................................      2         3        --      --
                                                               ----      ----      ----     ---
Contract value of plan assets at end of year................     16        14        --      --
                                                               ----      ----      ----     ---
Underfunded.................................................    (44)      (39)      (10)     (9)
Unrecognized net actuarial losses (gains)...................     23        19         4       4
Unrecognized prior service cost.............................    (20)      (22)       --      --
                                                               ----      ----      ----     ---
Accrued benefit cost........................................   $(41)     $(42)     $ (6)    $(5)
                                                               ====      ====      ====     ===
Qualified plan prepaid pension cost.........................   $ (2)     $ (1)     $ --     $--
Non-qualified plan accrued pension cost.....................    (46)      (47)       (6)     (5)
Accumulated other comprehensive income......................      7         6        --      --
                                                               ----      ----      ----     ---
Accrued benefit cost........................................   $(41)     $(42)     $ (6)    $(5)
                                                               ====      ====      ====     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                                        NON-QUALIFIED
                                                      QUALIFIED PLAN        PLAN           TOTAL
                                                      ---------------   -------------   -----------
                                                       2005     2004    2005    2004    2005   2004
                                                      ------   ------   -----   -----   ----   ----
                                                                      (IN MILLIONS)
Aggregate fair value of plan assets.................   $16      $14     $ --    $ --    $ 16   $ 14
Aggregate projected benefit obligation..............    22       18       38      35      60     53
                                                       ---      ---     ----    ----    ----   ----
Underfunded.........................................   $(6)     $(4)    $(38)   $(35)   $(44)  $(39)
                                                       ===      ===     ====    ====    ====   ====

     The accumulated benefit obligation, for all defined benefit pension plans, was $53 million and $48 million at December 31, 2005 and 2004, respectively. The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2005 and 2004.

     The components of net periodic benefit cost were as follows:

                                                  PENSION BENEFITS      OTHER BENEFITS
                                                 ------------------   -------------------
                                                 2005   2004   2003   2005   2004   2003
                                                 ----   ----   ----   ----   ----   -----
                                                              (IN MILLIONS)
Service cost...................................  $ 2    $ 2    $ 1    $ 1    $ 1    $  --
Interest cost..................................    3      3      3     --     --       --
Expected return on plan assets.................   (1)    (1)    (1)    --     --       --
Amortization of prior actuarial losses
  (gains)......................................    1      1      1     --     --       --
Amortization of prior service cost.............   (2)    (2)    (2)    --     --       --
                                                 ---    ---    ---    ---    ---    -----
Net periodic benefit (credit) cost.............  $ 3    $ 3    $ 2    $ 1    $ 1    $  --
                                                 ===    ===    ===    ===    ===    =====

ASSUMPTIONS

     Assumptions used in determining the obligations were as follows:

                                                                DECEMBER 31,
                                                     -----------------------------------
                                                     PENSION BENEFITS    OTHER BENEFITS
                                                     -----------------   ---------------
                                                      2005      2004      2005     2004
                                                     -------   -------   ------   ------
Weighted average discount rate.....................  5.77%     5.92%     5.75%    6.00%
Rate of compensation increase......................  4%-8%     4%-8%      N/A      N/A

     The assumptions used in determining net periodic benefit cost were as follows:

                                                     DECEMBER 31,
                                     ---------------------------------------------
                                       PENSION BENEFITS         OTHER BENEFITS
                                     ---------------------   ---------------------
                                     2005    2004    2003    2005    2004    2003
                                     -----   -----   -----   -----   -----   -----
Weighted average discount rate.....  5.76%   5.46%   6.75%   5.75%   6.50%   6.50%
Expected return on plan assets.....  8.50%   8.50%   8.75%    N/A     N/A     N/A
Rate of compensation increase......  4%-8%   4%-8%   4%-8%    N/A     N/A     N/A

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan asset by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES return derived using this approach will fluctuate from year to year, the Company's policy is to hold long-term assumptions constant as it remains within reasonable tolerance from the derived rate.

     The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation were as follows:

                                                        DECEMBER 31,
                                       -----------------------------------------------
                                                2005                     2004
                                       ----------------------   ----------------------
Pre-Medicare eligible claims.........  11% down to 5% in 2012   12% down to 5% in 2012
Medicare eligible claims.............  11% down to 5% in 2012   12% down to 5% in 2012

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trends would have the following effects:

                                                    ONE PERCENT INCREASE   ONE PERCENT DECREASE
                                                    --------------------   --------------------
                                                                   (IN MILLIONS)
Effect on total of service and interest cost
  components......................................         $  --                   $--
Effect on accumulated postretirement benefit
  obligation......................................         $   2                   $(2)

PLAN ASSETS

     The weighted average allocation of pension plan assets is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2005    2004
                                                              -----   -----
ASSET CATEGORY
Equity securities...........................................    75%     76%
Fixed maturities............................................    25%     24%
                                                               ---     ---
  Total.....................................................   100%    100%
                                                               ===     ===

     The weighted average target allocation of pension plan assets for 2006 is as follows:

                                                               PENSION
                                                               BENEFITS
                                                               --------
ASSET CATEGORY
Equity securities...........................................      75%
Fixed maturities............................................      25%

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

CASH FLOWS

     The Company expects to contribute $7 million to its pension plan and $136 thousand to its other benefit plans during 2006.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Gross benefit payments for the next ten years, which reflect expected future service, as appropriate, are expected to be as follows:

                                                            PENSION BENEFITS   OTHER BENEFITS
                                                            ----------------   --------------
                                                                      (IN MILLIONS)
2006......................................................        $ 5              $  --
2007......................................................        $ 4              $  --
2008......................................................        $ 4              $  --
2009......................................................        $ 5              $  --
2010......................................................        $ 5              $  --
2011-2015.................................................        $30              $   2

SAVINGS AND INVESTMENT PLANS

     The Company and MetLife sponsor savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $3 million, $2 million and $2 million to these plans during the years ended December 31, 2005, 2004 and 2003, respectively.

11.  EQUITY

PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     On December 16, 2003, MetLife Inc. transferred 2,532,600 shares of common stock of RGA to Equity Intermediary Company ("EIC"), a subsidiary of the Company, in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

     In December 2004, MetLife contributed the 93,402 Preferred Shares of EIC to the Company. Upon the dissolution of EIC, the Company retired the shares and recorded a contribution of capital of $93 million from GenAmerica.

DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiaries are subject to limitations on the payment of dividends to their parents. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of:
(i) 10% of the insurance subsidiaries' statutory surplus as of the immediately preceding calendar year or (ii) the insurance subsidiaries' statutory gain from operations for the preceding year (excluding realized investment gains). The Company paid to GenAmerica stockholder dividends in the amount of $13 million, $40 million and $1 million for the years ended December 31, 2005, 2004 and 2003. As of December 31, 2005, the maximum amount of the dividend, which may be paid to GenAmerica from the Company in 2006, without prior regulatory approval, is $167 million.

STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES action. Each of the Holding Company's U.S. insurance subsidiaries exceeded the minimum risk-based capital requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri State Department of Insurance (the "Department") has fully adopted Codification for the preparation of statutory financial statements of insurance companies domiciled in Missouri. The impact of adoption did not materially impact statutory capital and surplus. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

     Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     Statutory net loss of General American Life Insurance Company, a Missouri domiciled insurer, was $34 million, $80 million and $151 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $1,677 million and $1,297 million at December 31, 2005 and 2004, respectively.

OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2005, 2004 and 2003 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2005     2004     2003
                                                              ------   ------   -------
                                                                    (IN MILLIONS)
Holding gains on investments arising during the year........   $123     $210     $ 242
Income tax effect of holding gains..........................    (55)     (88)     (111)
Reclassification adjustments:
  Recognized holding losses included in current year
     income.................................................    (21)     (89)      (54)
  Amortization of premium and accretion of discounts
     associated with investments............................     (8)     (14)      (45)
  Income tax effect.........................................     15       43        45
Allocation of holding gains (losses) on investments relating
  to other policyholder amounts.............................     42       77       (10)
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................    (21)     (32)        5
                                                               ----     ----     -----
Net unrealized investment gains.............................     75      107        72
Foreign currency translation adjustment.....................      3       14        25
Minimum pension liability adjustment........................      2       (1)       (5)
                                                               ----     ----     -----
Other comprehensive income..................................   $ 80     $120     $  92
                                                               ====     ====     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

12.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Compensation...............................................  $   39   $   46   $   68
Commissions................................................     493    1,076      959
Interest and debt issue costs..............................      50       48       44
Amortization of policy acquisition costs...................     697      495      448
Capitalization of policy acquisition costs.................    (649)    (960)    (958)
Minority interest..........................................     164      162      132
Other......................................................     353      389      380
                                                             ------   ------   ------
  Total other expenses.....................................  $1,147   $1,256   $1,073
                                                             ======   ======   ======

13.  ACQUISITIONS AND DISPOSITIONS

     In March, 2005, the Company dissolved its wholly owned subsidiary, GenAmerican Management Corporation, into its parent.

     In March 2005, the Company sold its White Oak and Krisman subsidiaries to Metropolitan Life. The amount received below book value was recorded as a return of capital to Metropolitan Life of $7 million. Total assets and total liabilities of the entities sold at December 31, 2004 were $40 million and $3 million, respectively. Total revenues of the entities sold included in the Company's consolidated revenues were $7 million and ($1) million for the years ended December 31, 2004 and 2003, respectively.

     In December 2004, EIC, a wholly owned subsidiary of the Company, was dissolved. See Note 11.

     In September 2003, RGA announced a coinsurance agreement under which it assumed the traditional U.S. life insurance business of Allianz Life Insurance Company of North America. The transaction closed during the fourth quarter of 2003 with an effective date retroactive to July 1, 2003. The transaction added approximately $278 billion of life insurance in-force, $246 million of premiums and $11 million of pre-tax income, excluding minority interest expense, to the fourth quarter of 2003.

14.  DISCONTINUED OPERATIONS

REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the components of income from discontinued real estate operations:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Investment income...........................................   $--       $ 2       $--
Investment expense..........................................    --        (1)       (1)
Net investment gains (losses)...............................    --        --        (1)
                                                               ---       ---       ---
  Total revenues............................................    --         1        (2)
Provision for income taxes..................................    --        --         1
                                                               ---       ---       ---
  Income (loss) from discontinued operations net of income
     tax....................................................   $--       $ 1       $(1)
                                                               ===       ===       ===

     There was no real estate related to discontinued operations at December 31, 2005 and 2004.

15.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2005                                                   (IN MILLIONS)
Assets:
  Fixed maturities.......................................             $15,086     $15,086
  Equity securities......................................             $   201     $   201
  Mortgage loans on real estate..........................             $   896     $   898
  Policy loans...........................................             $ 2,645     $ 2,645
  Short-term investments.................................             $   153     $   153
  Cash and cash equivalents..............................             $   268     $   268
  Mortgage loan commitments..............................    $26      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 6,868     $ 6,235
  Long-term debt.........................................             $   900     $   953
  Shares subject to mandatory redemption.................             $   159     $   228
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,383     $ 1,383

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2004                                                   (IN MILLIONS)
Assets:
  Fixed maturities.......................................             $13,912     $13,912
  Equity securities......................................             $   178     $   178
  Mortgage loans on real estate..........................             $ 1,090     $ 1,133
  Policy loans...........................................             $ 2,625     $ 2,625
  Short-term investments.................................             $    86     $    86
  Cash and cash equivalents..............................             $   372     $   372
  Mortgage loan commitments..............................    $17      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 6,301     $ 5,808
  Long-term debt.........................................             $   506     $   540
  Shares subject to mandatory redemption.................             $   158     $   223
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,461     $ 1,461

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturity and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE AND MORTGAGE LOAN COMMITMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances which do not have final contractual maturities are assumed to equal their current net surrender value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

LONG-TERM DEBT AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of long-term debt and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

PAYABLES UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying values for payables under securities loaned and other transactions approximate fair value.

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

16.  RELATED PARTY TRANSACTIONS

     Effective September 30, 2005, the Company recaptured its reinsurance agreement with Missouri Reinsurance (Barbados) Inc. ("Missouri"), an affiliate. This agreement ceded, on a coinsurance basis, all business owned life insurance policies. As a result of the recapture of this agreement, the Company paid a recapture fee of $15 million to Missouri and $276 million in assets supporting the liabilities on this treaty were transferred from Missouri to the Company.

     Effective January 1, 2005, the Company entered into a reinsurance agreement to cede an in force block of business to MetLife Investors USA Insurance Company ("MLI USA"), an affiliate. This agreement covered certain term and universal life policies issued by the Company on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, the Company transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in force as of December 31, 2004. As a result of the transfer of assets, the Company recognized a realized gain of $20 million, net of income taxes. The Company also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in force business as of January 1, 2005. For the policies issued on or after January 1, 2005, the Company ceded premiums and related fees of $192 million and ceded benefits and related costs of $143 million for the year ended December 31, 2005. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2005 were $932 million.

     Effective January 1, 2005, the Company recaptured its reinsurance agreement with Exeter Reassurance Company, Ltd., an affiliate. This agreement ceded, on a modified co-insurance basis, certain policies issued by the Company with universal life secondary guarantees. There was no recapture fee paid since the terms of the recapture agreement for this treaty resulted in no fees due to either party. The recapture of this agreement resulted in a pre-tax gain of $1 million for the year ended December 31, 2005.

     On December 23, 2004, the Company dissolved its wholly owned subsidiary, EIC. Prior to the dissolution, EIC had preferred stock issued and outstanding held by MetLife. Upon dissolution, MetLife contributed the preferred shares to the Company through its parent in the form of a capital contribution for $93 million.

     In 2003, the Company received a non-cash capital contribution of $131 million associated with Metropolitan Life's transfer of the outstanding shares of RGA common stock to EIC.

     Effective January 2001, the Company entered into a financial reinsurance agreement with Metropolitan Life. Metropolitan Life assumes substantially all of the Company's supplementary contracts without life contingencies. The Company had policyholder account balances and corresponding recoverables from reinsurers, in premiums and other receivables, for the same amounts of $143 million and $146 million at December 31, 2005 and 2004 respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     RGA has reinsurance transactions with Metropolitan Life and certain of its subsidiaries. Under these agreements, RGA reflected net assumed premiums of approximately $189 million, $127 million and $119 million in 2005, 2004 and 2003, respectively. The earned premiums reflect the net of business assumed from and ceded to Metropolitan Life and its subsidiaries. The pre-tax income on this business was approximately $10 million, $27 million and $12 million in 2005, 2004 and 2003, respectively.

     Under the terms of a master service agreement with Metropolitan Life, the Company and its subsidiaries paid $5 million, $7 million and $6 million in investment management fees and $87 million, $110 million and $100 million for other administrative services in 2005, 2004 and 2003, respectively. The Company had $976 million and $519 million of receivables with affiliates as of December 31, 2005 and 2004, respectively.

     At December 31, 2005, the Company held no assets in the Metropolitan Money Market Pool of affiliated companies. At December 31, 2004, the Company held $44 million of assets in the Metropolitan Money Market Pool of affiliated companies. These amounts are recorded as short-term investments on the consolidated balance sheets of the Company.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company transferred assets with a cost or amortized cost and fair market value of $464 million and $495 million, and $191 million and $198 million, for the years ended December 31, 2005 and 2004, respectively. The realized capital gains (losses) recognized on those transfers were $31 million and $7 million for the years ended December 31, 2005 and 2004, respectively. There were no assets transferred for the year ended December 31, 2003. The Company purchased assets from affiliates with a fair market value of $382 million and $7 million for the years ended December 31, 2005 and 2004, respectively.

     These transactions are based upon agreed upon amounts that might differ from amounts that would be charged if such transactions were among third parties.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

17.  SUBSEQUENT EVENTS

     On or about May 1, 2006, the Company intends to sell its wholly owned subsidiary, Paragon, to its ultimate parent, MetLife. Immediately following the sale, MetLife intends to merge Paragon with and into Metropolitan Life. The sale and merger are subject to regulatory approval. At December 31, 2005, Paragon had total assets of $727 million, total liabilities of $643 million, and net income of $7 million.

                                     PART C

ITEM 26. EXHIBITS

(a) Resolution of the Board of Directors of General American authorizing establishment of the Separate Account 3

(b)          None

(c)  (i)     Principal Underwriting Agreement between General American
             Distributors, Inc. and General American Life Insurance Company 7

     (ii)    Proposed Form of Selling Agreement 3

     (iii) Form of Selling Agreement between General American Life Insurance Company, General American Distributors, Inc. and other companies 7

     (iv)    Commission Schedule for Policies 10

     (v) Agreements between General American Life Insurance Company and its agents and managing partners 11


     (vi)    Forms of Selling Agreement 14

     (v)     Form of Retail Sales Agreement 16


(d)  (i)     Specimen of Policy 10

     (ii)    Riders to the Policy 10

(e)  (i)     Specimen of Application for Policy 8


     (ii)    Enterprise Application for Policy 14



     (iii)   Updated Enterprise Application of Policy 15


(f)  (i)     Amended Charter and Articles of Incorporation of General American 1

     (ii)    Amended and restated By-Laws of General American 1

     (iii) Amended and restated Charter and Articles of Incorporation of General American 12

     (iv)    Amended and restated By-Laws of General American 12

(g)          Reinsurance Agreements 12

(h)  (i)     Participation Agreement among Variable Insurance Products Fund,
             Fidelity Distributors Corporation and General American Life
             Insurance Company 4

     (ii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and General American Life Insurance Company 4

     (iii) Participation Agreement among General American Life Insurance Company, SEI Insurance Products Trust and SEI Investments Distribution Company 4

     (iv) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and General American Life Insurance Company 5

     (v) Form of Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., General American Distributors, Inc. and General American Life Insurance Company 9

     (vi) Form of Participation Agreement among American Funds Insurance Series, Capital Research and Management Company, General American Distributors, Inc. and General American Life Company 9


     (vii) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and General American Life Insurance Company (7/1/2004)



     (viii)  Net Worth Maintenance Agreement


(i) None

(j)          None

(k)          Opinion and Consent of Marie C. Swift, Esquire 14

(l)          Actuarial Opinion

(m)          Calculation Exhibit


(n)          Consent of Independent Registered Public Accounting Firm


(o)          None

(p)          None

(q) Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies pursuant to Rule 6e-3(T)(b)
             (12)(ii) and General American's procedure for conversion to a fixed benefit policy pursuant to Rule 6e-3(T)(b)(13)(v)(B). 3

(r)  (i)     Powers of Attorney 11

     (ii)    Powers of Attorney for Michael K. Farrell and James P. Bossert 13

     (iii) Power of Attorney for Lisa M.Weber, Hugh C. McHaffie, Joseph J. Prochaska, Jr. and Catherine A. Rein 15


     (iv)    Powers of Attorney for Leland C. Launer, Jr. and Michael Vietri


1 Incorporated by reference to the initial filing of the Registration Statement, File No. 333-53477 (VUL 98), on May 22, 1998.

2 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-53477 (VUL 98), July 31, 1998.

3 Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement, File No. 33-10146, (VUL 95), April 28, 2000.

4 Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, File No. 333-53477 (VUL 98), April 28, 2000.

5 Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, File No. 333-83625 (Destiny), May 1, 2001.

6 Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, File No. 333-53477 (VUL98), May 1, 2001.

7 Incorporated by reference to the Registration Statement, File No. 333-64216 (EBVUL), filed June 29, 2001.

8 Incorporated by reference to the Registration Statement, File No. 333-73672, filed November 19, 2001.

9 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, File No. 333-53477 (VUL 98), filed April 30, 2002.

10 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-73672, filed May 1, 2002.

11 Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement, File No. 333-73672, filed February 13, 2003.

12 Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, File No. 333-83625, filed June 9, 2003.

13 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, File No. 333-83625, filed August 8, 2003.

14 Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, File No. 333-73672, filed April 29, 2004.


15 Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, File No. 333-73672, filed April 28, 2005.



16    Incorporated herein by reference to Post-Effective Amendment No. 16 to
      MetLife

      Investors Variable Annuity Account One Registration Statement on Form N-4 (File Nos. 333-50540 and 811-05200) filed on April 21, 2006.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name and Principal Business Address                     Positions and Offices with Depositor
Lisa M. Weber **                                        Chairman, President and Chief Executive Officer

Michael K. Farrell ***                                  Director

Leland C. Launer Jr. **                                 Director

James L. Lipscomb **                                    Director

Hugh C. McHaffie ****                                   Director

Catherine A. Rein **                                    Director

Stanley J. Talbi **                                     Director

Michael J. Vietri******                                 Director

William J. Wheeler **                                   Director

Anthony J. Williamson **                                Director, Senior Vice President and Treasurer

James P. Bossert *****                                  Vice President and Chief Financial Officer

Kevin S. Finnegan **                                    Vice President and Associate General Counsel

William C. Lane *                                       Vice President and Associate General Counsel

Joseph J. Prochaska, Jr. **                             Senior Vice President and Chief Accounting Officer


The principal business address:

*      General American, 13045 Tesson Ferry Road, St. Louis, MO 63128.


** Metropolitan Life, One MetLife Plaza, 27-01 Queens Plaza, North, Long Island City, NY 11101



***    Metropolitan Life, 10 Park Avenue, Morristown, NJ 07962



****   Metropolitan Life, 501 Boylston St., Boston, MA 02116



*****  Metropolitan Life, 4010 Boy Scout Boulevard, Tampa, FL 33607



****** Metropolitan Life, 177 South Commons Drive, Aurora IL 60504

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of Missouri. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF DECEMBER 31, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    CitiStreet Retirement Services LLC (NJ)

            a)    CitiStreet Financial Services LLC (NJ)

            b)    CitiStreet Funds Management LLC (NJ)

            c)    CitiStreet Associates LLC (DE)

                  1)    CitiStreet Equities LLC (NJ)

                  2)    CitiStreet Associates of Montana LLC (MT)

                  3)    CitiStreet Associates of Texas, Inc. (TX)

                  4)    CitiStreet Associates of Hawaii LLC (HI)

                  5)    CitiStreet Associates Insurance Agency of
                        Massachusetts LLC (MA)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Company Limited (Hong Kong)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      14.   MetLife Services Limited (United Kingdom)

      15. Siembra Seguros de Vida S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by Natiloportem Holdings, Inc.

      16.   MetLife International Insurance Ltd. (Bermuda)

      17.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

      18. Siembra Seguros de Retiro S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by; Natiloportem Holdings, Inc.

      19. Best Market S.A. (Argentina) - 95% is owned by MetLife International Holdings, Inc. and 5% is held by Natiloportem Holdings, Inc.

      20. Compania Previsional MetLife S.A. (Argentina) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      21.   MetLife Worldwide Holdings, Inc.

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    CDMK, Inc. (Korea)

            c)    MetLife Reinsurance (Bermuda) Ltd. (Bermuda)

            d)    MetLife Direct Co., Ltd. (Japan)

            e)    MetLife Vida e Previdencia S.A. (Brazil)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      9.    L/C Development Corporation (CA)

      10.   Thorngate, LLC (DE)

      11.   Alternative Fuel I, LLC (DE)

      12.   Transmountain Land & Livestock Company (MT)

      13.   MetPark Funding, Inc. (DE)

      14.   HPZ Assets LLC (DE)

      15.   MetDent, Inc. (DE)

      16.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      17.   Metropolitan Tower Realty Company, Inc. (DE)

      18.   MetLife (India) Private Ltd. (India)

      19.   Metropolitan Marine Way Investments Limited (Canada)

      20.   MetLife Private Equity Holdings, LLC (DE)

      21.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      22.   Metropolitan Realty Management, Inc. (DE)

      23.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      24.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        25.   Bond Trust Account A (MA)

        26.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      27.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      28.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                 (3)   Reinsurance Group of America, Incorporated (MO) - (52.8%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                        (b)   RGA Worldwide Reinsurance Company Ltd. (Barbados)

                        (c)   RGA Sigma Reinsurance SPC (Cayman Islands)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% of RGA Financial Group, L.L.C. is held by RGA Reinsurance Company (Barbados) Ltd. and 20% of RGA Financial Group, LLC is held by RGA Reinsurance Company

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia)

                              (i)   RGA Financial Products Limited (Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina)

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I

                        (o)   RGA Global Reinsurance, Ltd. (Bermuda)

      29.   Corporate Real Estate Holdings, LLC (DE)

      30. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      31.   MetLife Tower Resources Group, Inc. (DE)

      32.   Headland Development Corporation (CA)

      33.   Headland - Pacific Palisades, LLC (CA)

      34.   Headland Properties Associates (CA)

      35.   Krisman, Inc. (MO)

      36.   Special Multi-Asset Receivables Trust (DE)

      37.   White Oak Royalty Company (OK)

      38.   500 Grant Street GP LLC (DE)

      39. 500 Grant Street Associates Limited Partnership (CT) - 99% is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      40.   MetLife Canada/MetVie Canada (Canada)

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    The Travelers Insurance Company (CT)

      1.    190 LaSalle Associates L.L.C. (DE) - 50% is owned by a third party

      2.    440 South LaSalle LLC (DE)

      3. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by a third party

      4. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 33% is owned by third party

      5. Pilgrim Alternative Investments Opportunity Fund III Associates, LLC (CT) - 33% is owned by third party

      6.    Pilgrim Investments Highland Park, LLC (CO)

      7.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      8.    Pilgrim Investments York Road, LLC(DE)

      9.   Euro TI Investments LLC (DE)

      10.   Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      11.   Hollow Creek, L.L.C. (CT/NC)

      12. One Financial Place Corporation (DE) - 100% is owned in the aggregate by The Travelers Insurance Company and The Travelers Life and Annuity Company.

            a)    One Financial Place, LP (DE)

      13. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by The Travelers Insurace Company and The Travelers Life and Annuity Company.

      14.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of Alabama, Inc. (AL)

                  2) Tower Square Securities Insurance Agency of Massachusetts, Inc. (MA)

                  3) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  4) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

                  5)    Tower Square Securities Insurance Agency of
                        Texas, Inc. (TX)

            c)    Travelers Distribution LLC (DE)

            d)    Travelers Investment Advisers, Inc. (DE)

      15.   TIC European Real Estate LP, LLC (DE)

      16.   MetLife European Holdings, Inc. (DE)

      17.   Travelers European Investments LLC (CT)

      18.   Travelers International Investments Ltd. (Cayman Islands)

      19. Tribeca Citigroup Investments Ltd. (Cayman Islands) (68%) - 68% is owned by The Travelers Insurance Company, 4% is owned by The Travelers Life and Annuity Company and 28% is owned by a third party.

            a)    Tribeca Global Convertible Investments Ltd. (Cayman
                  Islands) (83%)

      20.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      21.   The Travelers Life and Annuity Company (CT)

            a)    Euro TL Investments LLC (DE)

            b)    SSB Private Selections, LLC (DE) (50%)

                  1)    Solomon Smith Barney Private Selection Fund I,
                        LLC (NY)

      22.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      23. TRAL & Co. (DE) - is a general partnership. Its partners are The Travelers Insurance Company and The Travelers Life and Annuity Company.

      24.   Tribeca Distressed Securities LLC (DE)

Y.    The Travelers Life & Annuity Reinsurance Company (SC)

Z.    Citicorp Life Insurance Company (AZ)

      1.    First Citicorp Life Insurance Company (NY)

      2.    Euro CL Investments LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

BB.   MetLife Standby I, LLC (DE)

CC.   MetLife Exchange Trust I

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

                                        7


ITEM 29.    INDEMNIFICATION


      The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter, as well as certain other subsidiaries of MetLife are covered.


      Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

      In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987 and the policyholders of General American at the annual meeting held on 26 January 1988 adopted the following resolutions:

"BE IT RESOLVED THAT

      1. The company shall indemnify any person who is or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative or investigative action, proceeding or claim (including an action by or in the right of the company) by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

      2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.    PRINCIPAL UNDERWRITERS

      (a) MetLife Investors Distribution Company, which was known as General American Distributors, Inc. prior to December 1, 2004, is the principal underwriter for the following investment companies (other than Registrant):

        Met Investors Series Trust
        MetLife Investors USA Separate Account A
        MetLife Investors Variable Annuity Account One

        MetLife Investors Variable Annuity Account Five
        MetLife Investors Variable Life Account One
        MetLife Investors Variable Life Account Five
        First MetLife Investors Variable Annuity Account One
        General American Separate Account Twenty-Eight
        General American Separate Account Twenty-Nine
        General American Separate Account Two
        Security Equity Separate Account 26
        Security Equity Separate Account 27


      (b) MetLife Investors Distribution Company is the principal underwriter for the Policies. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

Name and Principal Business Address                     Positions and Offices with Depositor
-------------------------------------------             ------------------------------------
Michael K. Farrell ***                                  Director
Elizabeth M. Forget **                                  Executive Vice President, Chief Marketing Officer
Paul A. LaPiana *                                       Executive Vice President, Life Insurance
                                                        Distribution Division
Craig W. Markham *****                                  Director
Richard C. Pearson *                                    Executive Vice President, General Counsel and Secretary
Timothy A. Spangenberg *****                            Executive Vice President, Chief Financial Officer
Leslie Sutherland ****                                  President
William J. Toppeta                                      Director
Edward C. Wilson *                                      Senior Vice President,
Anthony J. Williamson ****                              Treasurer

*     MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614
**    MetLife, 260 Madison Avenue, New York, NY 10016
***   MetLife, 10 Park Avenue, Morristown, NJ 07962
**** MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101
***** MetLife, 13045 Tesson Ferry Road, St. Louis, MO 63128

      (c)

      (1)                        (2)               (3)               (4)            (5)
                                              Compensation on
                                 Net         Events Occasion-
                             Underwriting    ing the Deduction                     Other
Name of Principal           Discounts and      of a Deferred       Brokerage      Compens-
   Underwriter               Commissions        Sales Load        Commissions     ation
MetLife Investors
Distribution
Company                      $1,602,220              --                --            --

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by

      (a)   Registrant

      (b)   Metropolitan Life Insurance Company
            200 Park Avenue
            New York, New York 10066

      (b)   MetLife Investors Distribution Company
            22 Corporate Plaza Drive
            Newport Beach, CA 92660

ITEM 32. MANAGEMENT SERVICES

      All management contracts are discussed in Part A or Part B.

ITEM 33. FEE REPRESENTATION

            General American Life Insurance Company hereby represents that the fees and charges deducted under the Contracts are, in the aggregate, reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by General American.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, General American Separate Account Eleven certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf in the City of St. Louis and State of Missouri, on this 21st day of April, 2006.

                         General American Separate Account Eleven
                         (Registrant)

                         By: General American Life Insurance Company
                         (Depositor)

                         By:     /s/ William C. Lane
                             -------------------------------
                                 William C. Lane
                                 Vice President and Associate General Counsel

                         General American Life Insurance Company
                         (Depositor)

                         By:      /s/ William C. Lane
                             ------------------------------
                                  William C. Lane
                                  Vice President and Associate General Counsel

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 21, 2006.

Signature                                              Title
                                         Chairman of the Board, Chief Executive
              *                                   Officer and President
-------------------------------
Lisa M. Weber

                                                  Vice President and
              *                                 Chief Financial Officer
-------------------------------
James P. Bossert

              *                                       Director
-------------------------------
Michael K. Farrell

              *                                       Director
-------------------------------
Leland C. Launer, Jr.

              *                                       Director
-------------------------------
James L. Lipscomb

              *                                       Director
-------------------------------
Hugh C. McHaffie

              *                                Senior Vice President and
-------------------------------                 Chief Accounting Officer
Joseph J. Prochaska, Jr.

              *                                       Director
-------------------------------
Catherine A. Rein

              *                                       Director
-------------------------------
Stanley J. Talbi

              *                                       Director
-------------------------------
Michael J. Vietri

              *                                       Director
-------------------------------
William J. Wheeler

              *                             Director, Senior Vice President
-------------------------------                     and Treasurer
Anthony J. Williamson

                                            By:    /s/ Marie C. Swift
                                               --------------------------------
                                                   Marie C. Swift, Esq.
                                                   Attorney-in-fact

----------
* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith and with Post-Effective Amendment No. 4 to the Registration Statement on Form N-6 (File No. 333-73672) as filed on April 28, 2005 and Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 (File No. 333-83625) as filed on August 8, 2003 and with Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File No. 333-73672) as filed on February 13, 2003.

                                  Exhibit Index

(h)(vii) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and General American Life Insurance Company
            (7/1/2004)

(h)(viii)   New Worth Maintenance Agreement

(l)         Actuarial Opinion

(m)         Calculation Exhibit

(n)         Consent of Independent Registered Public Accounting Firm

(r)(iv)     Powers of attorney for Leland C. Launer, Jr. and Michael
            Vietri